                                                                   Exhibit 4.1




                   BOMBARDIER CREDIT RECEIVABLES CORPORATION
                                   Depositor



                            BOMBARDIER CAPITAL INC.
                                    Servicer



                                      and



                             BANKERS TRUST COMPANY
                                    Trustee



                     Bombardier Receivables Master Trust I



                        POOLING AND SERVICING AGREEMENT



                          Dated as of January 1, 1994

                               TABLE OF CONTENTS

                                                                            Page

                                   ARTICLE I
                                  Definitions

     SECTION 1.01.  Definitions.............................................   1
     SECTION 1.02.  Other Definitional Provisions...........................  24


                                   ARTICLE II
                           Conveyance of Receivables

     SECTION 2.01.  Conveyance of Receivables...............................  25
     SECTION 2.02.  Acceptance by Trustee...................................  27
     SECTION 2.03.  Representations and Warranties of the Depositor Relating
                      to the Depositor and this Agreement...................  27
     SECTION 2.04.  Representations and Warranties of the Depositor Relating
                      to the Receivables                                      31
     SECTION 2.05.  Addition of Accounts....................................  34
     SECTION 2.06.  Covenants of the Depositor..............................  36
     SECTION 2.07.  Removal of Accounts.....................................  40
     SECTION 2.08.  Removal of Ineligible Accounts..........................  42
     SECTION 2.09.  Sale of Ineligible Receivables..........................  43
     SECTION 2.10.  Discount Option.........................................  43


                                  ARTICLE III
                          Administration and Servicing
                                 of Receivables

     SECTION 3.01.  Acceptance of Appointment and Other Matters Relating
                      to the Servicer.......................................  44
     SECTION 3.02.  Servicing Compensation..................................  46
     SECTION 3.03.  Representations, Warranties and Covenants of the
                      Servicer..............................................  47
     SECTION 3.04.  Reports and Records for the Trustee.....................  50
     SECTION 3.05.  Annual Servicer's Certificate...........................  50
     SECTION 3.06.  Annual Independent Public Accountants' Servicing
                      Report................................................  50
     SECTION 3.07.  Tax Treatment...........................................  51
     SECTION 3.08.  Notices to BCI..........................................  51
     SECTION 3.09.  Adjustments.............................................  51

                                   ARTICLE IV
                        Rights of Certificateholders and
                   Allocation and Application of Collections

     SECTION 4.01.  Rights of Certificateholders............................  52
     SECTION 4.02.  Establishment of the Collection Account.................  53
     SECTION 4.03.  Allocations and Applications of Collections and Other
                      Funds.................................................  54
     SECTION 4.04.  Unallocated Principal Collections.......................  55


                                   ARTICLE V
                          Distributions and Reports to
                               Certificateholders

     SECTION 5.01.  Distributions and Reports to Certificateholders.........  56


                                   ARTICLE VI
                                The Certificates

     SECTION 6.01.  The Certificates........................................  56
     SECTION 6.02.  Authentication of Certificates..........................  57
     SECTION 6.03.  New Issuances...........................................  57
     SECTION 6.04.  Registration of Transfer and Exchange of Certificates...  60
     SECTION 6.05.  Mutilated, Destroyed, Lost or Stolen Certificates.......  63
     SECTION 6.06.  Persons Deemed Owners...................................  63
     SECTION 6.07.  Access to List of Registered Certificateholders' Names
                      and Addresses.........................................  64
     SECTION 6.08.  Book-Entry Certificates.................................  64
     SECTION 6.09.  Notices to Depository...................................  65
     SECTION 6.10.  Definitive Certificates.................................  65
     SECTION 6.11.  Global Certificate; Exchange Date.......................  66
     SECTION 6.12.  Meetings of Investor Certificateholders.................  67


                                  ARTICLE VII
                             Other Matters Relating
                                to the Depositor


     SECTION 7.01.  Liability of the Depositor..............................  70
     SECTION 7.02.  Limitation on Liability of the Depositor................  70
     SECTION 7.03.  Depositor Indemnification of the Trust and the Trustee..  70

                                  ARTICLE VIII
                             Other Matters Relating
                                to the Servicer


     SECTION 8.01.  Liability of the Servicer...............................  71
     SECTION 8.02.  Merger or Consolidation of, or Assumption of, the
                      Obligations of the Servicer...........................  71
     SECTION 8.03.  Limitation on Liability of the Servicer and Others......  72
     SECTION 8.04.  Servicer Indemnification of the Trust and the Trustee...  72
     SECTION 8.05.  The Servicer Not to Resign..............................  73
     SECTION 8.06.  Access to Certain Documentation and Information
                      Regarding the Receivables.............................  73
     SECTION 8.07.  Delegation of Duties....................................  74
     SECTION 8.08.  Examination of Records..................................  74


                                   ARTICLE IX
                           Early Amortization Events

     SECTION 9.01.  Early Amortization Events...............................  74
     SECTION 9.02.  Additional Rights Upon the Occurrence of Certain Events.  77


                                   ARTICLE X
                               Servicer Defaults

     SECTION 10.01.  Servicer Defaults......................................  78
     SECTION 10.02.  Trustee to Act; Appointment of Successor...............  80

                                   ARTICLE XI
                                  The Trustee

     SECTION 11.01.  Duties of Trustee......................................  82
     SECTION 11.02.  Certain Matters Affecting the Trustee..................  84
     SECTION 11.03.  Trustee Not Liable for Recitals in Certificates;
                       No Responsibility for Filings, Etc...................  86
     SECTION 11.04.  Trustee May Own Certificates...........................  86
     SECTION 11.05.  The Servicer to Pay Trustee's Fees and Expenses........  86
     SECTION 11.06.  Eligibility Requirements for Trustee...................  87
     SECTION 11.07.  Resignation or Removal of Trustee......................  87
     SECTION 11.08.  Successor Trustee......................................  88
     SECTION 11.09.  Merger or Consolidation of Trustee.....................  89
     SECTION 11.10.  Appointment of Co-Trustee or Separate Trustee..........  89
     SECTION 11.11.  Tax Returns............................................  90
     SECTION 11.12.  Trustee May Enforce Claims Without Possession of
                       Certificates.........................................  91
     SECTION 11.13.  Suits for Enforcement..................................  91
     SECTION 11.14.  Representations and Warranties of Trustee..............  91
     SECTION 11.15.  Maintenance of Office or Agency........................  92


                                  ARTICLE XII
                                  Termination

     SECTION 12.01.  Termination of Trust...................................  92
     SECTION 12.02.  Final Distribution.....................................  92
     SECTION 12.03.  Depositor's Termination Rights.........................  94

                                  ARTICLE XIII
                            Miscellaneous Provisions

     SECTION 13.01.  Amendment..............................................  94
     SECTION 13.02.  Protection of Right, Title and Interest to Trust.......  96
     SECTION 13.03.  Limitation on Rights of Certificateholders.............  97
     SECTION 13.04.  No Petition............................................  98
     SECTION 13.05.  GOVERNING LAW..........................................  98
     SECTION 13.06.  Notices................................................  99
     SECTION 13.07.  Severability of Provisions.............................  99
     SECTION 13.08.  Assignment.............................................  99
     SECTION 13.09.  Certificates Nonassessable and Fully Paid.............. 100
     SECTION 13.10.  Further Assurances..................................... 100
     SECTION 13.11.  No Waiver; Cumulative Remedies......................... 100
     SECTION 13.12.  Counterparts........................................... 100
     SECTION 13.13.  Third-Party Beneficiaries.............................. 100
     SECTION 13.14.  Actions by Certificateholders.......................... 100
     SECTION 13.15.  Rule 144A Information.................................. 101
     SECTION 13.16.  Merger and Integration................................. 101
     SECTION 13.17.  Headings............................................... 101

                                    EXHIBITS
                                    --------

Exhibit A         Form of BCRC Certificate

Exhibit B         Form of Assignment of Receivables in Additional Accounts

Exhibit C         Form of Annual Servicer's Certificate

Exhibit D         Forms of Legends

Exhibit E         Form of Letter of Representations

Exhibit F         Forms of Certificates for European Transfer

Exhibit G-1       Form of Opinion of Counsel in Connection with Amendments and
                   Supplements

Exhibit G-2       Form of Opinion of Counsel in Respect of Additional Accounts

Exhibit H-1       Form of Reassignment of Receivables in Removed Accounts
                   Pursuant to Section 2.07

Exhibit H-2       Form of Reassignment of Receivables in Ineligible Accounts
                   Pursuant to Section 2.08

Exhibit I         Form of Receivables Purchase Agreement

Exhibit J         Form of Report of Independent Accountants on Compliance


                                   SCHEDULES
                                   ---------

Schedule 1        List of Accounts

Schedule 2        Collection Account Information

          POOLING AND SERVICING AGREEMENT dated as of January 1, 1994, among BOMBARDIER CREDIT RECEIVABLES CORPORATION, a Delaware corporation, as Depositor, BOMBARDIER CAPITAL INC., a Massachusetts corporation, as Servicer, and BANKERS TRUST COMPANY, a New York banking corporation, as Trustee.

          In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and for the benefit of the Certificateholders and the other Beneficiaries to the extent provided herein:


                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.01.  Definitions.  Whenever used in this Agreement, the
                         -----------
following words and phrases shall have the following meanings:

          "Account" shall mean each Initial Account and, from and after the
           -------
     related Addition Date, each Additional Account. The term "Account" shall not apply to any Removed Accounts reassigned or assigned to the Depositor or the Servicer in accordance with the terms of this Agreement.

          "Addition Date" shall mean, with respect to Additional Accounts, the
           -------------
     date from and after which such Additional Accounts are to be included as Accounts pursuant to Section 2.05(a) or (b) hereof.

          "Addition Notice" shall mean a written notice provided by the
           ---------------
     Depositor (or the Servicer on its behalf) to the Trustee specifying the Additional Cut-Off Date and Addition Date for Additional Accounts.

          "Additional Accounts" shall mean (i) each individual financing account
           -------------------
     established by BCI with an Obligor pursuant to an Inventory Security Agreement in the ordinary course of business and (ii) each credit account established in the ordinary course of business by an Affiliate of BCI with a customer or distributor of products manufactured or distributed by such Affiliate, which credit account has been purchased by BCI, and which account in each case is designated pursuant to Section 2.05(a) or (b) hereof to be included as an Account and is identified in the computer file or microfiche or written list delivered to the Trustee by the Depositor pursuant to Section 2.01 or Section 2.05(d) hereof, as applicable.

          "Additional Cut-Off Date" shall mean, with respect to Additional
           -----------------------
     Accounts, the day specified in the Addition Notice delivered with respect to such Additional Accounts pursuant to Section 2.05(c) hereof.

          "Adjusted Invested Amount" shall mean, with respect to any Series and
           ------------------------
     for any date, an amount equal to the adjusted invested amount specified in the related Supplement. The Adjusted Invested Amount for any Series may be increased or decreased from time to time as specified in the related Supplement.

          "Adjustment Payment" shall have the meaning specified in Section 3.09
           ------------------
     hereof.

          "Affiliate" shall mean, with respect to any specified Person, any
           ---------
     other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent" shall mean, with respect to any Series, the Person, if any, so
           -----
     designated in the related Supplement.

          "Agreement" shall mean this Pooling and Servicing Agreement, as the
           ---------
     same may from time to time be amended, modified or otherwise supplemented, including, with respect to any Series or Class, the related Supplement.

          "Allocable Miscellaneous Payments" shall mean, with respect to any
           --------------------------------
     Series and for any Collection Period, the product of the amount of Miscellaneous Payments for such Collection Period and a fraction, the numerator of which is the Invested Amount for such Series immediately prior to the following Distribution Date and the denominator of which is the Pool Invested Amount as of such time.

          "Applicants" shall have the meaning specified in Section 6.07 hereof.
           ----------

          "Appointment Date" shall have the meaning specified in Section 9.02
           ----------------
     hereof.

          "Assignment" shall have the meaning specified in Section 2.05(d)
           ----------
     hereof.

          "Authorized Newspaper" shall mean any newspaper or newspapers of
           --------------------
     general circulation in New York City customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

          "Available Subordinated Amount" shall mean, with respect to any Series
           -----------------------------
     at any time of determination, an amount equal to the available subordinated amount specified in the related Supplement at such time.

          "BCI" shall mean Bombardier Capital Inc., a Massachusetts corporation,
           ---
and its successors in interest.

          "BCRC" shall mean Bombardier Credit Receivables Corporation, a
           ----
     Delaware corporation, and its successors in interest to the extent permitted hereunder.

          "BCRC Certificate" shall mean the certificates executed by the Trustee
           ----------------
     on behalf of the Trust and authenticated by the Trustee substantially in the form of Exhibit A hereto.

          "Bearer Certificates" shall have the meaning specified in Section 6.01
           -------------------
     hereof.

          "Beneficiary" shall mean any of the Holders of the Investor
           -----------
     Certificates or the Holder of the Variable Funding Certificate or the Holder of the BCRC Certificate or any Supplemental Certificate and any Enhancement Provider.

          "Benefit Plan" shall have the meaning specified in Section 6.04(d)(ii)
           ------------
     hereof.

          "Bombardier Corporation" shall mean Bombardier Corporation, an Idaho
           ----------------------
     corporation, and its successors in interest.

          "Book-Entry Certificates" shall mean beneficial interests in the
           -----------------------
     Investor Certificates, ownership and transfers of which shall be made through book entries by a Depository as described in Section 6.08 hereof.

          "Business Day" shall mean any day other than (a) a Saturday or a
           ------------
     Sunday or (b) another day on which banking institutions or trust companies in the State of New York are authorized or obligated by law, executive order or governmental decree to be closed.

          "Cedel" shall mean Centrale de Livraison de Valeurs Mobilieres S.A.
           -----

          "Certificate" shall mean any of the Investor Certificates, the
           -----------
     Variable Funding Certificate, the BCRC Certificate or any Supplemental Certificate.

          "Certificate Owner" shall mean, with respect to a Book-Entry
           -----------------
     Certificate, the person who is the beneficial owner of a Book-Entry Certificate.

          "Certificate Rate" shall mean, with respect to any Series or Class,
           ----------------
     the certificate rate specified therefor in the related Supplement.

                                                                        (S) 1.01

          "Certificate Register" shall have the meaning specified in
           --------------------
     Section 6.04(a) hereof.

          "Certificateholder" or "Holder" shall mean (x) a Registered
           -----------------      ------
     Certificateholder or the bearer of any Bearer Certificate (or Global Certificate, as the case may be) or Coupon or (y) a Person in whose name the BCRC Certificate or any Supplemental Certificate is registered or
     (z) a Person in whose name the Variable Funding Certificate is registered (including any pledgee of the Variable Funding Certificate).

          "Class" shall mean, with respect to any Series, any one of the classes
           -----
     of Investor Certificates of that Series.

          "Closing Date" shall mean, with respect to any Series, the Closing
           ------------
     Date specified in the related Supplement.

          "Collateral Security" shall mean, with respect to any Receivable and
           -------------------
     subject to the terms of the Receivables Purchase Agreement, the security interest, if any, granted by or on behalf of the related Obligor with respect thereto, including a first priority perfected security interest in any related Eligible Products.

          "Collection Account" shall have the meaning specified in Section 4.02
           ------------------
     hereof.

          "Collection Period" shall mean, with respect to any Distribution Date,
           -----------------
     the calendar month preceding the month in which such Distribution Date occurs.

          "Collections" shall mean, without duplication, all payments by or on
           -----------
     behalf of Obligors received by the Servicer in respect of the Receivables, in the form of cash, checks, wire transfers or any other form of payment as provided in such Obligors' Inventory Security Agreements or otherwise agreed upon between the applicable Obligors and BCI or its Affiliates in connection with the extension of credit in the ordinary course of their respective businesses. Collections of Non-Principal Receivables shall include all Recoveries. Collections of Insurance Proceeds with respect to Receivables which are not Defaulted Receivables shall be deemed to be Collections of Principal Receivables.

          "Common Depositary" shall mean the Person specified in the applicable
           -----------------
     Supplement, in its capacity as common depositary for the respective accounts of any Foreign Clearing Agencies.

          "Concentration Account" shall have the meaning specified in
           ---------------------
     Section 3.03(a)(x) hereof.

                                                                        (S) 1.01

          "Corporate Trust Office" shall mean the principal office of the
           ----------------------
     Trustee in the City of New York, at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at Four Albany Street, New York, New York 10006, Attention: Corporate Trust & Agency Group, Structured Finance Team.

          "Coupon" shall have the meaning specified in Section 6.01 hereof.
           ------

          "Cut-Off Date" shall mean January 1, 1994.
           ------------

          "Defaulted Agreement" shall have the meaning specified in the
           -------------------
     definition of "Liquidation Event" herein.

          "Defaulted Amount" with respect to any Collection Period shall mean an
           ----------------
     amount (which shall not be less than zero) equal to (a) the sum for all the Accounts included in the Pool of the amount of Principal Receivables which became Defaulted Receivables during the immediately preceding Collection Period minus (b) the full amount of any such Defaulted Receivables which
            -----
     are subject to reassignment or assignment to the Depositor or the Servicer in accordance with the terms of this Agreement; provided, however, that, if
                                                     --------  -------
     an Insolvency Event occurs with respect to the Depositor or if a Liquidation Event has occurred, the amounts of such Defaulted Receivables which are subject to reassignment or assignment to the Depositor shall not be included in clause (b) and, if an Insolvency Event occurs with respect to the Servicer or if a Liquidation Event has occurred, the amount of such Defaulted Receivables which are subject to assignment to the Servicer shall not be included in clause (b).

          "Defaulted Receivables" on any Determination Date shall mean (a) all
           ---------------------
     Receivables (other than Receivables that were designated as Ineligible Receivables at the time of transfer to the Trust) in an Account which are charged off by the Servicer as uncollectible in respect of the immediately preceding Collection Period in accordance with the provisions of Section 3.01(a) hereof and (b) all Receivables which were Eligible Receivables when transferred to the Trust on the initial Closing Date or the related Addition Date or on their respective Transfer Date, which arose in an Account that thereafter became an Ineligible Account and which were not Eligible Receivables for any six consecutive Determination Dates (inclusive of the Determination Date on which such determination is being made) after such Account became an Ineligible Account. Receivables will not be Defaulted Receivables merely because they become Ineligible Receivables.

          "Definitive Certificates" shall have the meaning specified in Section
           -----------------------
     6.08 hereof.

                                                                        (S) 1.01

          "Definitive Euro-Certificates" shall have the meaning specified in
           ----------------------------
     Section 6.11(a) hereof.

          "Deposit Date" shall mean each day on which the Servicer deposits
           ------------
     Collections in the Collection Account pursuant to Section 4.03 hereof.

          "Depositor" shall mean Bombardier Credit Receivables Corporation, a
           ---------
     Delaware corporation, and its successors in interest to the extent permitted hereunder.

          "Depository" shall mean The Depository Trust Company, as initial
           ----------
     Depository, the nominee of which is CEDE & Co., or any other organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

          "Depository Agreement" shall mean, with respect to any Series or
           --------------------
     Class, the agreement among the Depositor, the Trustee and the initial Depository, dated as of the related Closing Date and substantially in the form of Exhibit E hereto.

          "Depository Participant" shall mean a broker, dealer, bank or other
           ----------------------
     financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          "Designated Balance" shall have the meaning set forth in
           ------------------
     Section 2.08(b)(iii) hereof.

          "Determination Date" with respect to any Distribution Date shall mean
           ------------------
     the day that is two (2) Business Days prior to such Distribution Date.

          "Distribution Date" shall mean the 15th day of each month or, if such
           -----------------
     day is not a Business Day, the next succeeding Business Day.

          "Distribution Date Statement" shall mean, with respect to any Series,
           ---------------------------
     a report prepared by the Servicer on each Distribution Date for the immediately preceding Collection Period in substantially the form set forth in the related Supplement.

          "Domestic Inventory Receivables" shall mean Receivables arising from
           ------------------------------
     extensions of credit and advances made directly or indirectly by BCI to dealers located in the United States of certain consumer, recreational and commercial products.

                                                                        (S) 1.01

          "Early Amortization Event" shall have the meaning specified in
           ------------------------
     Section 9.01 hereof and, with respect to any Series, shall also mean any Early Amortization Event specified in the related Supplement.

          "Early Amortization Period" shall mean, with respect to any Series,
           -------------------------
     the period beginning at the close of business on the day on which an Early Amortization Event occurs or is deemed to have occurred, and in each case ending upon the earlier to occur of (a) the payment in full to the Certificateholders of such Series of the Invested Amount with respect to such Series, (b) the Termination Date with respect to such Series and
     (c) if such Early Amortization Period has resulted from the occurrence of an Early Amortization Event described in Section 9.01(a) hereof, the end of the first Collection Period during which an Early Amortization Event would no longer be deemed to exist pursuant to Section 9.01(a) hereof, so long as no other Early Amortization Event with respect to such Series shall have occurred and the scheduled termination of the Revolving Period with respect to such Series shall not have occurred.

          "Eligible Account" shall mean (i) each individual financing account
           ----------------
     established by BCI with an Obligor with respect to Eligible Products pursuant to an Inventory Security Agreement in the ordinary course of business, and (ii) each credit account established in the ordinary course of business by an Affiliate of BCI with a purchaser (including customers or distributors) of Eligible Products manufactured or distributed by such Affiliate, which account has been purchased by BCI, which, as of the date of determination with respect thereto: (a) relates to an Obligor which is an Eligible Obligor and (b) is in existence and maintained and serviced by BCI or an Affiliate of BCI, it being understood that an Eligible Account may at the time of transfer to the Trust and/or from time to time thereafter contain no Receivables; provided, that any such Account referred
                                        --------
     to in clause (i) or clause (ii) above shall not be an Eligible Account if BCI has assigned (or granted any participation rights in) such Account or any Receivables therein to any person other than the Depositor or the Trust; and provided, further, that any Initial Account with respect to
                --------  -------
     which any required consent to the assignment to BCRC of the related Repurchase Agreement (as defined in the Receivables Purchase Agreement) shall not have been obtained on or prior to February 15, 1994 shall as of such date be deemed an Ineligible Account.

          "Eligible Deposit Account" shall mean either (a) a segregated account
           ------------------------
     with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution or trust company organized under the laws of the United States or any one of the states thereof, including the District of Columbia (or any domestic branch of a foreign bank) having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such

                                                                        (S) 1.01

     depository institution or trust company shall have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade.

          "Eligible Institution" shall mean (a) the corporate trust department
           --------------------
     of the Trustee or (b) a depository institution or trust company organized under the laws of the United States of America or any one of the states thereof, or the District of Columbia (or any domestic branch of a foreign bank) which at all times (i) has either (A) a long-term unsecured debt rating of A2 or better by Moody's and of AAA or better by Standard & Poor's or such other rating that is acceptable to each Rating Agency, as evidenced by a letter from such Rating Agency to the Trustee or (B) a certificate of deposit rating of P-1 by Moody's and A-1+ by Standard & Poor's or such other rating that is acceptable to each Rating Agency, as evidenced by a letter from such Rating Agency to the Trustee and (ii) is a member of the FDIC. If so qualified, the Trustee may be considered an Eligible Institution for the purposes of clause (b) this definition.

          "Eligible Investments" shall mean book-entry securities, negotiable
           --------------------
     instruments or securities represented by instruments in bearer or registered form having original or remaining maturities of thirty (30) days or less, but in no event occurring later than the Distribution Date next succeeding the Trustee's acquisition thereof, which evidence:

               (a) obligations of, or obligations fully guaranteed by, the United States of America;

               (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities; provided, however, that at the time of the Trust's
                       --------  -------
          investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a person or entity other than such depository institution or trust company) thereof shall have a credit rating from any individual Rating Agency in the highest investment category granted thereby;

               (c) commercial paper having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from any individual Rating Agency in the highest investment category granted thereby;

                                                                        (S) 1.01

               (d) investments in money market funds having a rating from any individual Rating Agency in the highest investment category granted thereby or otherwise approved in writing thereby;

               (e) demand deposits, time deposits and certificates of deposit which are fully insured by the FDIC and which are offered or issued by a financial institution whose long-term debt is rated Baa3 or better by Moody's;

               (f) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

               (g) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (i) a depository institution or trust company (acting as principal) described in clause (b) or
          (ii) a depository institution or trust company the deposits of which are insured by FDIC; and

               (h) any other investment as may be permitted by any individual Rating Agency without reducing or withdrawing the rating of the Certificates of any Series.

          "Eligible Obligor" shall mean an Obligor that, as of the date of
           ----------------
     determination thereof, (a) in the case of Domestic Inventory Receivables, is located in the United States of America (including its territories and possessions) and (b) in the case of Domestic Inventory Receivables and Other Account Receivables, has not been identified by the Servicer as being the subject of any voluntary or involuntary bankruptcy, insolvency, liquidation or receivership proceedings.

          "Eligible Products" shall mean certain consumer, recreational and
           -----------------
     commercial products, including, but not limited to, marine equipment (boats and outboard engines), snowmobiles, snow-grooming equipment, personal watercraft, recreational vehicles, manufactured housing, motorcycles, lawn and garden equipment, personal computers and consumer electronics and appliances and spares and parts relating to certain products manufactured or distributed by BCI's Affiliates.

          "Eligible Receivable" shall mean each Receivable:
           -------------------

               (a) which was (x) originated by BCI or (y) originated by an Affiliate of BCI and acquired by BCI, in the ordinary course of business;

                                                                        (S) 1.01

               (b) which arose under an Account that at the time such Receivable arose was an Eligible Account (whether or not such Account was part of the Pool at the time the Receivable arose);

               (c) which is owned by BCI at the time of sale by BCI to the Depositor;

               (d) which represents the obligation of an Obligor to repay an advance made to or on behalf of such Obligor (or credit extended to or on behalf of such Obligor) to finance the acquisition of Eligible Products;

               (e) which, in the case of Domestic Inventory Receivables, at the time of creation and, except at the Closing Date for the initial Series in the case of Receivables that are payable in accordance with a prepayment schedule providing for repayment in full regardless of whether the related Eligible Products have been sold and with respect to which the related Eligible Products have been sold, at the time of transfer to the Trust is secured by, inter alia, a first priority
                                               ----- ----
          perfected security interest in the Eligible Products relating thereto;

               (f) which is not unenforceable as a result of any violation of Requirements of Law applicable thereto and, in the case of Domestic Inventory Receivables, the related Inventory Security Agreement is not unenforceable as a result of any violation of Requirements of Law applicable to any party thereto;

               (g) with respect to which all consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given by BCI or the Depositor in connection with the creation of such Receivable or, if applicable, the transfer thereof to the Depositor and the Trust or, in the case of Domestic Inventory Receivables, the performance by BCI of the Inventory Security Agreement pursuant to which such Receivable was created, have been duly obtained, effected or given and are in full force and effect;

               (h) as to which at all times following the transfer of such Receivable to the Trust, the Trust will have good and marketable title thereto free and clear of all Liens arising prior to the transfer or arising at any time other than (i) Liens permitted by this Agreement and (ii) tax and certain other statutory liens (including liens in favor of the Pension Benefit Guaranty Corporation) which may arise thereafter and which relate to Affiliates of the Depositor;

                                                                        (S) 1.01

               (i) which has been the subject of a valid transfer and assignment from the Depositor to the Trust of all the Depositor's right, title and interest therein (including, with certain exceptions, any proceeds thereof);

               (j) which will at all times be the legal, valid, binding and assignable payment obligation of the Obligor relating thereto, enforceable against such Obligor in accordance with its terms (as such terms may be modified or revised from time to time with the consent of the Servicer), except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) or the availability of equitable remedies;

               (k) which at the time of transfer to the Trust is enforceable against the Obligor to the extent of the full principal amount of such Receivable, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) or the availability of equitable remedies;

               (l) as to which, at the time of transfer of such Receivable to the Trust, BCI and the Depositor have satisfied all their respective obligations under this Agreement with respect to such Receivable required to be satisfied at such time;

               (m) as to which, at the time of transfer of such Receivable to the Trust, neither BCI nor the Depositor has taken any action (or failed to take any action required under this Agreement or the Receivables Purchase Agreement) which would impair the rights of the Trust or the Certificateholders therein; and

               (n) which constitutes "chattel paper" or an "account" as defined in Article 9 of the UCC as then in effect in the State of Vermont;

     provided, however, that "Eligible Receivables" shall not include any
     --------  -------
     Domestic Inventory Receivables (w) that has not been paid in full within 491 days following the origination thereof, (x) in the case of a Domestic Inventory Receivable which is due upon sale of the related Eligible Product and not pursuant to a scheduled payment

                                                                        (S) 1.01

     program, with respect to which the related Eligible Products have been sold by the related Obligor and the principal outstanding thereunder has not been paid by the related Obligor within twenty-one (21) days following the date of sale or (y) in the case of a Domestic Inventory Receivable that is to be repaid pursuant to a scheduled payment program, with respect to which any principal payment of such Receivable has not been paid in full within twenty-one (21) days following its due date or (z) with respect to which interest payments (aggregating at least $150 with respect to Receivables under the same Account) are more than one hundred and twenty (120) days delinquent.

          "Eligible Servicer" shall mean the Trustee or an entity which, at the
           -----------------
     time of its appointment as Servicer, (a) is legally qualified and has the capacity to service the Accounts, (b) in the sole determination of the Trustee, which determination shall be conclusive and binding, has demonstrated the ability to professionally and competently service a portfolio of similar accounts in accordance with high standards of skill and care and (c) is qualified to use the software that is then currently being used to service the Accounts or obtains the right to use or has its own software which is adequate to perform its duties under this Agreement.

          "Enhancement" shall mean the rights and benefits provided to the
           -----------
     Certificateholders of any Series or Class pursuant to any letter of credit, surety bond, cash collateral account, spread account, guaranteed rate agreement, maturity liquidity facility, tax protection agreement, interest rate swap agreement or other similar arrangement. The subordination of any Series or Class to any other Series or Class or the Variable Funding Certificate or of the Retained Interest to any Series or Class or the Variable Funding Certificate shall be deemed to be an Enhancement.

          "Enhancement Agreement" shall mean any agreement, instrument or
           ---------------------
     document governing the terms of any Series Enhancement or pursuant to which any Series Enhancement is issued or outstanding.

          "Enhancement Provider" shall mean the Person providing any
           --------------------
     Enhancement, other than any Certificateholders (including any Holder of the BCRC Certificate or any Supplemental Certificate) the Certificates of which are subordinated to any Series or Class.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
     1974, as amended.

          "Euroclear Operator" shall mean Morgan Guaranty Trust Company of New
           ------------------
     York, Brussels office, as operator of the Euroclear System.

                                                                        (S) 1.01

          "Exchange Date" shall mean any date that is after the Series Issuance
           -------------
     Date, in the case of Definitive Euro-Certificates in registered form, or upon presentation of certification of non-United States beneficial ownership (as described in Section 6.11) hereof, in the case of Definitive Euro-Certificates in bearer form.

          "FDIC" shall mean the Federal Deposit Insurance Corporation or any
           ----
     successor entity thereto.

          "Financing Guidelines" shall mean the written policies and procedures
           --------------------
     of BCI and its Affiliates, as such policies and procedures may be amended from time to time, (a) relating to the operation of BCI's floorplan financing business, including the written policies and procedures for determining the interest rate charged to Obligors, the other terms and conditions relating to BCI's wholesale financing accounts, the creditworthiness of Obligors and the extension of credit to Obligors,
     (b) relating to the extension of credit by certain Affiliates of BCI to their customers and distributors in connection with certain products manufactured or distributed by such Affiliates, and the purchase of such receivables by BCI, and (c) relating to the maintenance of accounts and collection of receivables.

          "Foreign Clearing Agency" shall mean Cedel and the Euroclear Operator.
           -----------------------

          "Global Certificate" shall have the meaning specified in
           ------------------
     Section 6.11(a) hereof.

          "Governmental Authority" shall mean the United States of America and
           ----------------------
     any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Ineligible Account" shall mean an Account that at the time of
           ------------------
     determination is not an Eligible Account.

          "Ineligible Receivable" shall mean any Receivable that arises in an
           ---------------------
     Eligible Account, which either on the related Transfer Date does not qualify or thereafter fails to qualify as an Eligible Receivable.

          "Initial Account" shall mean each individual financing account
           ---------------
     established by BCI with an Obligor pursuant to an Inventory Security Agreement in the ordinary course of business which is identified in the computer file or microfiche or written list delivered to the Trustee on the first Closing Date by the Depositor pursuant to Section 2.01 hereof.

                                                                        (S) 1.01


          "Insolvency Event" shall mean any event specified in subsection (b) or
           ----------------
     (c) of Section 9.01 hereof.

          "Insurance Proceeds" with respect to an Account shall mean any amounts
           ------------------
     received by the Servicer pursuant to any policy of insurance which is required to be paid to BCI pursuant to an Inventory Security Agreement.

          "Internal Revenue Code" shall mean the Internal Revenue Code of 1986,
           ---------------------
     as amended.

          "Inventory Security Agreement" shall mean, collectively, the group of
           ----------------------------
     related agreements between and among BCI, the Obligor with respect thereto and the related manufacturer or distributor, pursuant to which (a) BCI agrees to extend credit to such Obligor to finance Eligible Products manufactured by such manufacturer or distributed by such distributor, (b) such Obligor grants to BCI a security interest in the specific Eligible Products financed by BCI, and (c) such Obligor agrees to repay advances made by BCI either (i) at the time of sale of the related Eligible Products to which such advance relates or (ii) in accordance with a repayment schedule providing for repayment in full of the related advance.

          "Invested Amount" shall mean, with respect to any Series and for any
           ---------------
     date, an amount equal to the invested amount specified in the related Supplement.

          "Investor Certificateholder" shall mean the Holder of an Investor
           --------------------------
     Certificate.

          "Investor Certificates" shall mean any one of the certificates
           ---------------------
     (including the Bearer Certificates, the Registered Certificates or any Global Certificate) executed by the Trustee on behalf of the Trust and authenticated by the Trustee, substantially in the form attached to the related Supplement, other than the Variable Funding Certificate, the BCRC Certificate and any Supplemental Certificate.

          "Investors' Interest" shall have the meaning specified in Section 4.01
           -------------------
     hereof.

          "Investors' Servicing Fee" shall mean the portion of the Servicing Fee
           ------------------------
     allocable to the Certificateholders pursuant to the terms of the related Supplement.

          "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation,
           ----
     assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement and any financing lease having substantially the same economic effect as any of the foregoing.

                                                                        (S) 1.01


     "Liquidation Event" shall mean any of the events specified in clause (i) or
      -----------------
     (ii) below:

          (i) (x) there occurs an Event of Default under (and as defined in) any credit or loan agreement pursuant to which credit facilities (including loans, loan commitments and letter of credit facilities) in excess of $10,000,000 in the aggregate have been established or made available to BCI, (y) BCI, the Depositor and the Trustee receive written notice (the

     "First Notice") from any party to such agreement stating that by reason of
     -------------
     such Event of Default the loans outstanding to BCI or the Depositor under such agreement in an aggregate amount in excess of $10,000,000 (the

     "Defaulted Agreement") are immediately due and payable and/or any credit
     --------------------
     commitment established thereunder in an aggregate amount in excess of $10,000,000 is terminated and (z) the party delivering the First Notice delivers, within thirty (30) days after delivery of the First Notice, a second notice (the "Second Notice") to BCI, the Depositor and the Trustee
                         -------------
     stating that (1) the First Notice has not been rescinded, (2) the Event of Default has not been waived, (3) the acceleration of loans under the Defaulted Agreement or the termination of any credit commitment established thereunder has not been rescinded or annulled, and (4) BCI has not paid all its indebtedness and has not satisfied all its other obligations, contingent or otherwise, under the Defaulted Agreement (other than obligations which by the terms of the Defaulted Agreement survive the termination of the Defaulted Agreement and the repayment of the credit extended thereunder); or

          (ii) any event specified in Section 9.01(b) or Section 9.01(c) of this Agreement occurs with respect to BCI or the Depositor.

          "Manager" shall mean the lead manager, manager or co-manager or person
           -------
     performing a similar function with respect to an offering of Definitive Euro-Certificates.

          "Miscellaneous Payments" shall mean, with respect to any Collection
           ----------------------
     Period, the sum of (a) Adjustment Payments and Transfer Deposit Amounts on deposit in the Collection Account on the related Distribution Date received with respect to such Collection Period and (b) Unallocated Principal Collections available to be treated as Miscellaneous Payments pursuant to
     Section 4.04 hereof on such Distribution Date.

          "Monthly Servicing Fee" shall mean, with respect to any Series, the
           ---------------------
     amount specified therefor in the related Supplement.

          "Moody's" shall mean Moody's Investors Service, Inc., or its
           -------
     successor.

                                                                        (S) 1.01


          "Non-Principal Collections" shall mean Collections under the
           -------------------------
     Receivables other than Principal Collections; provided that all Recoveries shall be Non-Principal Collections.

          "Non-Principal Receivables" with respect to any Account shall mean all
           -------------------------
     amounts billed to the related Obligor in respect of interest and all other non-principal charges.

          "Notice Date" shall have the meaning specified in Section 2.05(c)
           -----------
     hereof.

          "Obligor" shall mean (i) a Person engaged generally in the business of
           -------
     purchasing Eligible Products from a manufacturer, importer or distributor thereof and holding such Eligible Products for sale in the ordinary course of business or (ii) a Person that is a purchaser (including customers or distributors) of certain Affiliates of BCI with respect to certain products manufactured or distributed by such Affiliates.

          "Officers' Certificate" with respect to any corporation shall mean,
           ---------------------
     unless otherwise specified in this Agreement, a certificate signed by (a) the Chairman of the Board, Vice Chairman of the Board, President or any Vice President and (b) a Treasurer, Assistant Treasurer, Secretary or Assistant Secretary of such corporation.

          "Opinion of Counsel" shall mean a written opinion of counsel, who may
           ------------------
     be in-house counsel of the Depositor or BCI and who shall be reasonably acceptable to the Trustee.

          "Other Account Receivables" shall mean Receivables arising from
           -------------------------
     extensions of credit made by Affiliates of BCI to customers of such Affiliates with respect to certain products manufactured or distributed by such Affiliates, which extensions of credit are used by the related account debtors to purchase or finance such products and which extensions of credit have been purchased by BCI from such Affiliates.

          "Permitted Transaction" shall have the meaning specified in Section
           ---------------------
     2.06(f) hereof.

          "Person" shall mean any legal person, including any individual,
           ------
     corporation, partnership, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

          "Pool" shall mean, at any time of determination, all Accounts with
           ----
     respect to which the related Receivables have been transferred to the Trust pursuant to Section 2.01 hereof and which constitute part of the Trust Assets.

                                                                        (S) 1.01


          "Pool Available Subordinated Amount" shall mean, at any time of
           ----------------------------------
     determination, the sum of the Available Subordinated Amounts, if any, for all outstanding Series at such time.

          "Pool Balance" shall mean, as of the time of determination thereof,
           ------------
     the aggregate of Principal Receivables constituting Eligible Receivables in the Pool on such date.

          "Pool Invested Amount" shall mean, at any time of determination, the
           --------------------
     sum of the Invested Amounts for all outstanding Series at such time.

          "Principal Collections" shall mean Collections of principal under the
           ---------------------
     Receivables.

          "Principal Receivables" with respect to an Account shall mean amounts
           ---------------------
     shown on the Servicer's records as Receivables (other than such amounts which represent Non-Principal Receivables) payable by the related Obligor.

          "Principal Terms" shall mean, with respect to any Series:
           ---------------

               (a)  the name or designation;

               (b) the initial principal amount (or method for calculating such amount) and the currency in which it is denominated;

               (c) the Certificate Rate (or method for the determination thereof);

               (d) the payment date or dates and the date or dates from which interest shall accrue;

               (e)  the method for allocating collections to Certificateholders;

               (f) the designation of any Series Accounts and the terms governing the operation of any such Series Accounts;

               (g)  the Monthly Servicing Fee and the Investors' Servicing Fee;

               (h) the issuer and terms of any form of Enhancement with respect thereto;

                                                                        (S) 1.01


               (i) the terms on which the Investor Certificates of such Series may be exchanged for Investor Certificates of another Series, repurchased by the Depositor or remarketed to other investors;

               (j)  the Termination Date;

               (k) the number of Classes of Investor Certificates of such Series and, if more than one Class, the rights and priorities of each such Class;

               (l) the extent to which the Investor Certificates of such Series will be issuable in temporary or permanent global form (and, in such case, the depositary for such global certificate or certificates, the terms and conditions, if any, upon which such global certificate may be exchanged, in whole or in part, for Definitive Certificates, and the manner in which any interest payable on a temporary or global certificate will be paid);

               (m) whether the Investor Certificates of such Series may be issued in bearer form and any limitations imposed thereon;

               (n)  the priority of such Series with respect to any other
          Series;

               (o)  whether such Series will be part of a group; and

               (p)  any other terms of such Series.

          "Purchase Price" shall mean, with respect to any Receivable for any
           --------------
     date on which such Receivable is to be purchased by the Servicer from the Trust pursuant to Section 3.03(c) hereof, (a) an amount equal to the amount payable by the Obligor in respect thereof as reflected in the records of the Servicer as of the date of purchase plus (b) interest, if any, accrued
                                             ----
     on such Receivable, at a per annum rate equal to the rate being charged to the Obligor.

          "Rating Agency" shall mean, with respect to any outstanding Series or
           -------------
     Class, each statistical rating agency selected by the Depositor to rate the Investor Certificates of such Series or Class.

          "Rating Agency Condition" shall mean, with respect to any action,
           -----------------------
     that, after the required notice has been given to the applicable Rating Agencies, no such Rating Agency shall have notified the Depositor, the Servicer or the Trustee in writing that such action will result in a reduction or withdrawal of the rating of any outstanding Series or Class with respect to which it is a Rating Agency.

                                                                        (S) 1.01


          "Reassignment" shall have the meaning specified in Section 2.07(c)
           ------------
     hereof.

          "Receivables" shall mean, with respect to an Account, all amounts
           -----------
     shown on the Servicer's records as amounts payable by the related Obligor, from time to time in respect of advances made by BCI or by a BCI Affiliate to such Obligor to finance the acquisition of Eligible Products by such Obligor, together, if applicable, with the rights under the group of writings evidencing such amounts and the security interest created in connection therewith. Receivables which become Defaulted Receivables shall not be shown on the Servicer's records as amounts payable (and will cease to be included as Receivables) on the day on which they become Defaulted Receivables. Receivables which BCI is unable to transfer to the Depositor pursuant to the Receivables Purchase Agreement or which the Depositor is unable to transfer to the Trust as provided in Section 2.06(b) hereof and Receivables which arise in Removed Accounts from and after the related Removal Date shall not be included in calculating the amount of Receivables.

          "Receivables Purchase Agreement" shall mean the  agreement between BCI
           ------------------------------
     and the Depositor, in substantially the form attached hereto as Exhibit I, dated as of the date hereof, governing the terms and conditions upon which the Depositor is acquiring the initial Receivables transferred to the Trust on the Closing Date and all Receivables acquired thereafter, as the same may from time to time be amended, modified or otherwise supplemented.

          "Record Date" shall mean, with respect to any Distribution Date, the
           -----------
     close of business on the day preceding such Distribution Date; provided that with respect to any Distribution Date for a Series for which Definitive Certificates have been issued pursuant to Section 6.10 hereof, subsequent to the issuance of such Definitive Certificates the Record Date for such Distribution Date shall be the last day of the month preceding the month in which such Distribution Date occurs.

          "Recoveries" on any Determination Date shall mean all amounts
           ----------
     received, including Insurance Proceeds and any proceeds resulting from repurchase arrangements (or similar arrangements) between BCI and manufacturers, importers and distributors of Eligible Products or other parties, by the Servicer during the Collection Period immediately preceding such Determination Date with respect to Receivables which have previously become Defaulted Receivables.

          "Registered Certificateholder" shall mean the Holder of a Registered
           ----------------------------
     Certificate.

          "Registered Certificates" shall have the meaning specified in Section
           -----------------------
     6.01 hereof.

                                                                        (S) 1.01


           "Related Documents" shall mean, collectively, the Receivables
            -----------------
     Purchase Agreement and, with respect to any Series, any applicable Enhancement Agreement.

          "Removal Commencement Date" shall have the meaning specified in
           -------------------------
     Section 2.08(a) hereof.

          "Removal Date" shall have the meaning specified in Section 2.07(b)
           ------------
     hereof.

          "Removal Termination Date" shall have the meaning specified in Section
           ------------------------
     2.08(b) hereof.

          "Removal Notice" shall have the meaning specified in Section 2.07(b)
           --------------
     hereof.

          "Removed Account" shall have the meaning specified in Section 2.07(b)
           ---------------
     hereof.

          "Required Investor Percentage" shall mean, with respect to any Series,
           ----------------------------
     the percentage specified therefor in the related Supplement.

          "Required Pool Balance" shall mean, at any time of determination, an
           ---------------------
     amount equal to (i) the sum of the amounts for each Series obtained by multiplying the required investor percentage for such Series by the adjusted invested amount for such Series at such time, before giving effect to any withdrawals or additions to any excess funding accounts or similar arrangements for any Series on the Distribution Date for which the Required Pool Balance is being calculated plus (ii) the Pool Available Subordinated
                                      ----
     Amount on the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date following such Determination Date) minus (iii) any
                                                              -----
     amount on deposit in any reserve fund at such time. With respect to any date through and including the first Determination Date, the amount referred to in clause (ii) above shall be equal to $32,758,610.

          "Requirements of Law" for any Person shall mean the certificate of
           -------------------
     incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether Federal, state or local (including usury laws and the Federal Truth in Lending Act).

          "Responsible Officer" shall mean any Vice President, Assistant Vice
           -------------------
     President, Assistant Secretary, Assistant Treasurer, and any other officer of the Trustee customarily performing functions within the corporate trust department and also, with respect

                                                                        (S) 1.01


     to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with that relevant subject.

          "Retained Interest" shall have the meaning specified in Section 4.01
           -----------------
     hereof.

          "Retained Participation Amount" shall mean, at any time of
           -----------------------------
     determination, an amount equal to the sum of (i) the Pool Available Subordinated Amount on the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date following such Determination Date) and
     (ii) each Series on such date of determination, obtained by multiplying the excess retained percentage (as defined in the related Supplement) by the adjusted invested amount for such Series at such time.

          "Revolving Period" shall mean with respect to any Series, the period
           ----------------
     specified as such in the related Supplement.

          "Series" shall mean any series of Investor Certificates.
           ------

          "Series Account" shall mean any deposit, trust, escrow, reserve or
           --------------
     similar account maintained for the benefit of the Certificateholders of any Series or Class, as specified in any Supplement.

          "Series Cut-Off Date" shall mean, with respect to any Series, the date
           -------------------
     specified as such in the related Supplement.

          "Series Issuance Date" shall mean, with respect to any Series, the
           --------------------
     date specified as such in the related Supplement.

          "Service Transfer" shall have the meaning specified in Section 10.01
           ----------------
     hereof.

          "Servicer" shall initially mean BCI, in its capacity as Servicer under
           --------
     this Agreement, and after any Service Transfer, the Successor Servicer.

          "Servicer Default" shall have the meaning specified in Section 10.01
           ----------------
     hereof.

          "Servicing Fee" shall have the meaning specified in Section 3.02
           -------------
     hereof.

          "Servicing Officer" shall mean any officer of the Servicer involved
           -----------------
     in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers furnished to the Trustee by the Servicer as such list may from time to time be amended.

                                                                        (S) 1.01


          "Standard & Poor's" shall mean Standard & Poor's Corporation or its
           -----------------
     successor.

          "Successor Servicer" shall have the meaning specified in Section
           ------------------
     10.02(a) hereof.

          "Supplement" shall mean, with respect to any Series or the Variable
           ----------
     Funding Certificate, a Supplement to this Agreement, executed and delivered in connection with the original issuance of the Investor Certificates of such Series or the Variable Funding Certificate, as applicable, pursuant to
     Section 6.03 hereof, and all amendments thereof and supplements thereto.

          "Supplemental Certificate" shall have the meaning specified in Section
           ------------------------
     6.03 hereof.

          "Tax Opinion" shall mean, with respect to any action, an Opinion of
           -----------
     Counsel to the effect that, for Federal income and Vermont state income tax purposes, (a) such action will not adversely affect the characterization of the Investor Certificates of any outstanding Series or Class as debt of BCRC, (b) such action will not cause or constitute a taxable event with respect to any Certificateholders or the Trust, and (c) in the case of
     Section 6.03(b) hereof, the Investor Certificates of the new Series will be characterized as debt of BCRC.

          "Termination Date" shall mean, with respect to any Series, the
           ----------------
     termination date specified in the related Supplement.

          "Termination Notice" shall have the meaning specified in Section 10.01
           ------------------
     hereof.

          "Termination Proceeds" shall have the meaning specified in Section
           --------------------
     12.02(c) hereof.

          "Transfer Agent and Registrar" shall have the meaning specified in
           ----------------------------
     Section 6.04(a) hereof.

          "Transfer Date" shall have the meaning specified in Section 2.01
           -------------
     hereof.

          "Transfer Deposit Amount" shall mean, with respect to any Receivable
           -----------------------
     reassigned or assigned to the Depositor or the Servicer, as applicable, pursuant to Section 2.04(c) or Section 3.03 hereof, the amounts specified in such Sections.

                                                                        (S) 1.01


          "Trust" shall mean the Bombardier Receivables Master Trust I created
           -----
     by this Agreement, the corpus of which shall consist of the Trust Assets.

          "Trust Assets" shall have the meaning specified in Section 2.01
           ------------
     hereof.

          "Trust Liquidation Proceeds" shall have the meaning specified in
           --------------------------
     Section 9.02 hereof.

          "Trust Termination Date" shall have the meaning specified in Section
           ----------------------
     12.01 hereof.

          "Trustee" shall mean Bankers Trust Company, a New York banking
           -------
     corporation, or its successor in interest, or any successor trustee appointed as herein provided.

          "UCC" shall mean the Uniform Commercial Code, as amended from time to
           ---
     time, as in effect in any specified jurisdiction.

          "Unallocated Principal Collections" shall have the meaning specified
           ---------------------------------
     in Section 4.04 hereof.

          "Variable Funding Amount" shall mean the amount specified in the
           -----------------------
     related Supplement.

          "Variable Funding Certificate" shall mean the certificate executed by
           ----------------------------
     the Trustee on behalf of the Trust and authenticated by the Trustee, substantially in the form attached to the related Supplement.

          "Variable Funding Interest" shall have the meaning specified in
           -------------------------
     Section 4.01 hereof.

          "Vice President" when used with respect to the Depositor and Servicer
           --------------
     shall mean any vice president whether or not designated by a number or word or words added before or after the title "vice president".

          SECTION 1.02.  Other Definitional Provisions.  (a)  All terms defined
                         -----------------------------
in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this

                                                                        (S) 1.02

Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

          (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.


                                   ARTICLE II

                           Conveyance of Receivables
                           -------------------------

          SECTION 2.01.  Conveyance of Receivables.  By execution of this
                         -------------------------
Agreement, the Depositor does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided herein), to the Trust for the benefit of the Certificateholders and the other Beneficiaries on the first Closing Date, in the case of the Initial Accounts, and on the applicable Addition Date, in the case of Additional Accounts, (a) all of its right, title and interest in, to and under the Receivables in each Eligible Account and all Collateral Security with respect thereto owned by the Depositor at the close of business on the Cut-Off Date, in the case of the Initial Accounts, and on the applicable Additional Cut-Off Date, in the case of Additional Accounts, and all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9-306 of the UCC as in effect in the State of Vermont, and Recoveries) and (b) all of the Depositor's rights, remedies, powers and privileges with respect to such Receivables under the Receivables Purchase Agreement, but excluding any repurchase or other agreements with manufacturers, importers or distributors relating to Obligors which are being financed by Domestic Inventory Receivables. As of each Business Day prior to the earlier of
(i) an Appointment Date and (ii) the Trust Termination Date, on which Receivables are created in the Eligible Accounts (a "Transfer Date"), the
                                                     -------------
Depositor does hereby sell, transfer, assign, set over and otherwise convey, without recourse (except as expressly provided herein), to the Trust for the benefit of the Certificateholders and the other

                                                                        (S) 2.01

Beneficiaries, all of its right, title and interest in, to and under the Receivables in each such Eligible Account (other than any Receivables created in
(x) a Removed Account from and after the applicable Removal Date, as provided in
Section 2.07(c) hereof or (y) an Ineligible Account from and after the applicable Removal Commencement Date, as provided in Section 2.08(c) hereof) and all Collateral Security with respect thereto owned by the Depositor at the close of business on such Transfer Date and not theretofore conveyed to the Trust, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9-306 of the UCC as in effect in the State of Vermont, and Recoveries). Such property, together with all monies on deposit in, and Eligible Investments credited to, the Collection Account or any Series Account, any Enhancements and the Collateral Security with respect to the Receivables shall collectively constitute the assets of the Trust (the "Trust Assets"). The parties hereto
                                         ------------
intend that this Agreement constitute an absolute sale; provided, however, that
                                                        --------  -------
to the extent that this Agreement is deemed or recharacterized not to constitute an absolute sale, the parties intend this transaction to create a security interest under Article 9 of the UCC. The foregoing sale, transfer, assignment, set-over and conveyance and any subsequent sales, transfers, assignments, set-overs and conveyances do not constitute, and are not intended to result in, the creation or an assumption by the Trust, the Trustee, any Agent or any Beneficiary of any obligation of the Servicer, BCI, the Depositor, Bombardier Corporation or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Obligors.

          In connection with such sales, the Depositor agrees to record and file, at its own expense, a financing statement on form UCC-1 (and continuation statements when applicable) with respect to the Receivables now existing and hereafter created for the sale of "chattel paper" and "accounts" (in each case as defined in Section 9-105 of the UCC as in effect in any state where the Depositor's or the Servicer's chief executive offices or books and records relating to the Receivables are located) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of the Receivables and the Collateral Security to the Trust, and to deliver a file-stamped copy of such financing statements or other evidence of such filing to the Trustee on or prior to the first Closing Date, in the case of the Initial Accounts, and (if any additional filing is so necessary) the applicable Addition Date, in the case of Additional Accounts and take such further steps as shall be necessary or desirable to preserve such interest. The Trustee shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing under the UCC in connection with such sales to the Trust.

          In connection with such sales, the Depositor further agrees, at its own expense, on or prior to the first Closing Date, in the case of the Initial Accounts, and the applicable Addition Date, in the case of Additional Accounts,
(a) to cause BCI to indicate in its computer files as required by the Receivables Purchase Agreement, that the Receivables

                                                                        (S) 2.01

created in connection with the Accounts have been sold, and the Collateral Security assigned, to the Depositor in accordance with the Receivables Purchase Agreement and sold to the Trust pursuant to this Agreement for the benefit of the Certificateholders and the other Beneficiaries and (b) to deliver to the Trustee (or cause BCI to do so) a computer file or microfiche or written list containing a true and complete list of all such Accounts specifying for each such Account, as of the Cut-Off Date, in the case of the Initial Accounts, and the applicable Additional Cut-Off Date, in the case of Additional Accounts,
(i) its account number, (ii) the aggregate amount of Receivables, if any, outstanding in such Account and (iii) the aggregate amount of Principal Receivables, if any, in such Account. Such file or list, as supplemented from time to time to reflect Additional Accounts and Removed Accounts, shall be marked as Schedule 1 to this Agreement and is hereby incorporated into and made a part of this Agreement. The Trustee shall be under no obligation whatsoever to verify the accuracy or completeness of the information contained in Schedule 1 from time to time.

          SECTION 2.02.  Acceptance by Trustee.  (a)  The Trustee hereby
                         ---------------------
acknowledges its acceptance, on behalf of the Trust, of all right, title and interest previously held by the Depositor to the property, now existing and hereafter created, conveyed to the Trust pursuant to Section 2.01 hereof and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of the Certificateholders and the other Beneficiaries. The Trustee further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Depositor delivered to the Trustee the computer file or microfiche or written list relating to the Initial Accounts described in the last paragraph of Section 2.01 hereof.

          (b) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

          SECTION 2.03.  Representations and Warranties of the Depositor
                         -----------------------------------------------
Relating to the Depositor and this Agreement.  The Depositor hereby represents
--------------------------------------------
and warrants to the Trust and to the Trustee as of the first Closing Date and each Series Issuance Date that:

          (a)  Organization and Good Standing.  The Depositor is a corporation
               ------------------------------
     duly organized and validly existing and in good standing under the law of the State of Delaware and has, in all material respects, full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

          (b)  Due Qualification.  The Depositor is duly qualified to do
               -----------------
     business and, where necessary, is in good standing as a foreign corporation (or is exempt from such requirement) and has obtained all necessary licenses and approvals in each jurisdiction

                                                                        (S) 2.03

     in which the conduct of its business requires such qualification except where the failure to so qualify or be in good standing or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations hereunder.

          (c)  Due Authorization.  The execution and delivery of this Agreement
               -----------------
     and the applicable Supplement and the Related Documents and the consummation of the transactions provided for or contemplated by this Agreement and the applicable Supplement and the Related Documents, have been duly authorized by the Depositor by all necessary corporate action on the part of the Depositor.

          (d)  No Conflict.  The execution and delivery of this Agreement, the
               -----------
     applicable Supplement and the Related Documents, the performance of the transactions contemplated by this Agreement and the applicable Supplement and the Related Documents and the fulfillment of the terms hereof and thereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Depositor is a party or by which it or its properties are bound, except to the extent that such conflict, breach or default will not have a materially adverse effect on the Depositor's ability to perform its obligations hereunder and thereunder.

          (e)  No Violation.  The execution and delivery of this Agreement, the
               ------------
     applicable Supplement and the Related Documents, the performance of the transactions contemplated by this Agreement and the applicable Supplement and the Related Documents and the fulfillment of the terms hereof and thereof applicable to the Depositor, will not conflict with or violate any material Requirements of Law applicable to the Depositor.

          (f)  No Proceedings.  There are no pending proceedings or, to the best
               --------------
     knowledge of the Depositor, investigations pending or threatened against the Depositor before any Governmental Authority (i) asserting the invalidity of this Agreement, the applicable Supplement, any of the Related Documents or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement and the applicable Supplement or the Related Documents,
     (iii) seeking any determination or ruling that, in the reasonable judgment of the Depositor, would materially and adversely affect the performance by the Depositor of its obligations under this Agreement and the applicable Supplement or the Related Documents, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement and the applicable Supplement, the Related Documents or the Certificates or (v) seeking to affect adversely the income tax attributes of the Trust under United States Federal or State income or franchise tax systems.

                                                                        (S) 2.03

          (g)  All Consents Required.  All appraisals, authorizations, consents,
               ---------------------
     orders, approvals or other actions of any Person or of any governmental body or official required for the execution and delivery by the Depositor of this Agreement, the applicable Supplement and the Related Documents, the performance by the Depositor of the transactions contemplated by this Agreement, the applicable Supplement and any of the Related Documents, and the fulfillment by the Depositor of the terms hereof and thereof, have been obtained.

          (h)  Enforceability.  This Agreement and the applicable Supplement and
               --------------
     the Related Documents each constitutes a legal, valid and binding obligation of the Depositor enforceable against the Depositor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and the availability of equitable remedies.

          (i)  Record of Accounts.  As of the first Closing Date, in the case of
               ------------------
     the Initial Accounts, as of the applicable Addition Date, in the case of the Additional Accounts, and, as of the applicable Removal Date, in the case of Removed Accounts, and as of the applicable Removal Termination Date, in the case of Removed Accounts, Schedule 1 to this Agreement (as amended from time to time) is an accurate and complete listing in all material respects of all the Accounts as of the Cut-Off Date, the applicable Additional Cut-Off Date the applicable Removal Date or the applicable Removal Termination Date, as the case may be, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Cut-Off Date, such applicable Additional Cut-Off Date, such Removal Date or such Removal Termination Date, as the case may be.

          (j)  Place of Business.  The principal place of business of the
               -----------------
     Depositor is in Burlington, Vermont, and the offices where the Depositor keeps its records concerning the Receivables and related contracts are in Burlington, Vermont.

          (k)  Use of Proceeds.  No proceeds of the issuance of any Certificate
               ---------------
     will be used by the Depositor to purchase or carry any margin security.

          (l)  Not an Investment Company.  The Depositor is not an "investment
               -------------------------
     company" or "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions thereof.

                                                                        (S) 2.03

          (m)  Valid Transfer.  This Agreement or, in the case of Additional
               --------------
     Accounts, the related Assignment constitutes a valid sale, transfer and assignment to the Trust of all right, title and interest of the Depositor in the Receivables and any Collateral Security whether then existing or thereafter created and the proceeds thereof (other than Insurance Proceeds) and all of the Depositor's rights, remedies, powers and privileges with respect to the Receivables under the Receivables Purchase Agreement (excluding, however, any repurchase or other agreements with manufacturers, importers or distributors relating to Obligors which are being financed by Domestic Inventory Receivables) and, upon the filing of the financing statements described in Section 2.01 hereof with the Secretary of State of the State of Vermont, and in the case of the Receivables hereafter created and the proceeds thereof, upon the creation thereof, the Trust shall have a first priority perfected ownership interest in such property, except for Liens permitted under Section 2.06(a) hereof and tax and certain other statutory liens (including liens in favor of the Pension Benefit Guaranty Corporation); provided, however, that if this Agreement or, in the case of
                   --------  -------
     Additional Accounts, the related Assignment, is deemed to be a grant to the Trust of a security interest under the UCC as in effect in the State of Vermont in such property, then upon the filing of the financing statements described in Section 2.01 hereof with the Secretary of State of the State of Vermont and in the case of the Receivables hereinafter created and the proceeds thereof, upon the creation thereof, the Trust shall have a first priority perfected security interest in such property except for Liens permitted under Section 2.06(a) hereof and tax and certain other statutory liens (including liens in favor of the Pension Benefit Guaranty Corporation). Except as otherwise provided in this Agreement, neither the Depositor nor any Person claiming through or under the Depositor has any claim to or interest in the Trust Assets.

          The representations and warranties set forth in this Section 2.03 shall survive the transfer and assignment of the Receivables to the Trust and the issuance of the Certificates. Upon discovery by the Depositor, the Servicer, any Agent or the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties, any Agent and to any Enhancement Providers.

          In the event that (i) any of the representations and warranties set forth subsections (a) through (l) of this Section 2.03 have been breached or
(ii) the representation and warranty set forth in subsection (m) of this Section
2.03 has been breached and this Agreement does not constitute the grant of a security interest in the Receivables and the Collateral Security (and the proceeds thereof) under the UCC as then in effect in the State of Vermont and, in the case of either clause (i) or (ii), such breach has a material adverse effect on the interests of the Holder of the Variable Funding Certificate or the Certificateholders, then either the Trustee, the Holder of the Variable Funding Certificate, or the Holders of Investor Certificates evidencing not less than a majority in aggregate unpaid principal amount

                                                                        (S) 2.03

of all outstanding Investor Certificates by notice then given in writing to the Depositor and the Servicer (and to the Trustee, any Enhancement Providers if given by the Holder of the Variable Funding Certificate or the Certificateholders) may, unless a Liquidation Event has occurred, direct the Depositor to purchase the Variable Funding Interest and/or Investors' Interest within sixty (60) days of such notice (or within such longer period as may be specified in such notice), and the Depositor shall be obligated to make such purchase on a Distribution Date occurring within such 60-day period on the terms and conditions set forth below; provided, however, that no such purchase shall
                                --------  -------
be required to be made if, by the end of such 60-day period (or such longer period as may be specified in such notice), the representations and warranties set forth in this Section 2.03 shall be satisfied in all material respects or, in the case of clause (ii) above, this Agreement then constitutes the grant of a security interest in the Receivables and the Collateral Security (and the proceeds thereof) under the UCC as then in effect in the State of Vermont, and any material adverse effect on the Investors' Interest and/or the Variable Funding Interest, as applicable, caused thereby shall have been cured.

          The Depositor shall deposit in the Collection Account in immediately available funds on the Business Day preceding such Distribution Date, in payment for such purchase, an amount equal to the sum of the amounts specified therefor with respect to each outstanding Series and/or the Variable Funding Certificate, as applicable, in the related Supplement. Notwithstanding anything to the contrary in this Agreement, such amounts shall be distributed to the Certificateholders and/or the Holder of the Variable Funding Interest, as applicable, on such Distribution Date in accordance with Article IV hereof and the terms of each Supplement. If the Trustee, the Certificateholders or the Holder of the Variable Funding Certificate give notice directing the Depositor to purchase the Investors' Interest and/or the Variable Funding Interest as provided above, the obligation of the Depositor to effect such purchase pursuant to this Section 2.03 shall constitute the sole remedy respecting an event of the type specified in the first sentence of this Section 2.03 available to the Certificateholders and/or the Holder of the Variable Funding Certificate (or the Trustee on behalf of such Certificateholders).

          SECTION 2.04.  Representations and Warranties of the Depositor
                         -----------------------------------------------
Relating to the Receivables.  (a)  Representations and Warranties.  The
---------------------------        ------------------------------
Depositor hereby represents and warrants to the Trust that:

               (i) Each Receivable and all Collateral Security transferred to the Trust on the first Closing Date or, in the case of Additional Accounts, on the applicable Addition Date, and on each Transfer Date, has been conveyed to the Trust free and clear of any Lien, except for Liens permitted under Section 2.06(a) hereof.

              (ii) With respect to each Receivable and all Collateral Security transferred to the Trust on the first Closing Date or, in the case of Additional Accounts, on the

                                                                        (S) 2.04

     applicable Addition Date, and on each Transfer Date, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Depositor in connection with the conveyance of such Receivable or Collateral Security to the Trust have been duly obtained, effected or given and are in full force and effect.

             (iii) On the Cut-Off Date, the first Closing Date and any Series Issuance Date, each Account is an Eligible Account and, in the case of Additional Accounts, on the applicable Additional Cut-Off Date and Addition Date and on each Transfer Date, each such Additional Account is an Eligible Account.

              (iv) On the first Closing Date, in the case of the Initial Accounts, and, in the case of the Additional Accounts, on the applicable Additional Cut-Off Date, and on each Transfer Date, each Receivable conveyed to the Trust on such date is an Eligible Receivable or, if such Receivable is not an Eligible Receivable, such Receivable is conveyed to the Trust in accordance with Section 2.09 hereof.

               (v) With respect to each Receivable transferred to the Trust on the first Closing Date, such Receivable is a Domestic Inventory Receivable.

              (vi) With respect to each Receivable transferred to the Trust on the first Closing Date or, in the case of Additional Accounts, on the applicable Addition Date, and on each Transfer Date, such Receivable constitutes either an "account" or "chattel paper" for purposes of the UCC as in effect in the State of Vermont from time to time.

             (vii) Each Domestic Inventory Receivable included in the Pool Balance is and will be secured by a first priority perfected security interest in the related Eligible Product.

            (viii)  On each Transfer Date, the Depositor is not insolvent.

              (ix) The Depositor has caused BCI to clearly and unambiguously mark all its computer records and all its microfiche storage files regarding the Receivables conveyed to the Trust under this Agreement as the property of the Trust.

               (x) On the first Closing Date, all Repurchase Agreements (as defined in the Receivables Purchase Agreement) with respect to the Initial Accounts shall have been effectively assigned to BCRC (and all required consents from the related manufacturers, importers and distributors shall have been obtained) except with respect to Initial Accounts the Receivables in which aggregate not more than 1% of the Pool Balance as of the Cut-Off Date.

                                                                        (S) 2.04

          (b)  Notice of Breach.  The representations and warranties set forth
               ----------------
in this Section 2.04 shall survive the transfer and assignment of the Receivables to the Trust and the issuance of the Certificates. Upon discovery by the Depositor, the Servicer, any Agent or the Trustee of a breach, of any of the representations and warranties set forth in this Section 2.04, the party discovering such breach shall give prompt written notice to the other parties and to any Enhancement Providers.

          (c)  Reassignment.  In the event any representation or warranty under
               ------------
subsection (a) of this Section 2.04 is not true and correct as of the date specified therein with respect to any Receivable or Account and such breach
(i) remains uncured for thirty (30) days (or such longer period as may be approved by the Trustee) of the earlier to occur of the discovery of any such event by the Depositor or the Servicer, or receipt by the Depositor or the Servicer of written notice of any such event given by the Trustee, any Agent or any Enhancement Providers and (ii) has a material adverse effect on the Investors' Interest or the Variable Funding Interest in any such Receivable or Account, then the Depositor shall accept a reassignment of such Receivable or, in the case of such an untrue representation or warranty with respect to an Account, all Receivables in such Account, on the Determination Date immediately succeeding the day of such discovery or notice (or such other Determination Date as may be agreed to by the Trustee) on the terms and conditions set forth in the next succeeding paragraph; provided, however, that no such reassignment shall
                           --------  -------
be required to be made with respect to such Receivable if, by the end of such 30-day period (or such longer period as may be agreed to by the Trustee), the breached representation or warranty shall then be true and correct in all material respects and any material adverse effect caused thereby shall have been cured.

          The Depositor shall accept a reassignment of each such Receivable, and shall direct the Servicer to deduct, subject to the next sentence, the principal amount of such Receivables from the Pool Balance on or prior to the end of the Collection Period in which such reassignment obligation arises. If, following such deduction, the Pool Balance would be less than the Required Pool Balance on the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date following such Determination Date), then, unless a Liquidation Event has occurred, not later than 12:00 noon (New York City time) on the day on which such reassignment occurs, the Depositor shall deposit in the Collection Account in immediately available funds the amount (the "Transfer Deposit
                                                        ----------------
Amount") by which the Pool Balance would be less than the Required Pool Balance
------
(up to the principal amount of such Receivables); provided, that if the Transfer
                                                  --------
Deposit Amount is not deposited as required by this sentence, then the principal amounts of such Receivables shall only be deducted from the Pool Balance to the extent that the Pool Balance is not reduced below the Required Pool Balance and the Receivables the principal amounts of which have not been so deducted shall not be reassigned to the Depositor and shall remain part of the Trust. Upon reassignment of any such Receivable, but only after payment by the Depositor of the Transfer Deposit

                                                                        (S) 2.04

Amount, if any, the Trust shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Depositor, without recourse, representation or warranty, all the right, title and interest of the Trust in and to such Receivable, all Collateral Security and all moneys due or to become due with respect thereto and all proceeds thereof. The Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Depositor to effect the conveyance of such Receivables pursuant to this Section
2.04. The obligation of the Depositor to accept a reassignment of any such Receivable and to pay any related Transfer Deposit Amount shall constitute the sole remedy respecting the event giving rise to such obligation available to Certificateholders or the Holder of the Variable Funding Certificate (or the Trustee on behalf of Certificateholders or the Holder of the Variable Funding Certificate).

          SECTION 2.05.  Addition of Accounts.  (a)  If, as of the close of
                         --------------------
business on the last day of any Collection Period, (i) the Pool Balance on such day is less than the Required Pool Balance as of the following Distribution Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on such Distribution Date), or (ii) the aggregate interest in the Pool Balance represented by the BCRC Certificate and any Variable Funding Certificate held by BCRC is less than 2% of the aggregate amount of Receivables included in the Pool on such last day, then, unless a Liquidation Event has occurred, on or prior to the tenth Business Day following the end of such Collection Period (the "Addition Date"), the Depositor shall be required to
                        -------------
purchase from BCI under the Receivables Purchase Agreement (but BCI shall have no obligation to sell to BCRC), and shall designate (pursuant to an Addition Notice delivered pursuant to Section 2.05(c) hereof) and transfer to the Trust, the Receivables (and any related Collateral Security) of additional Eligible Accounts of the Depositor to be included as Accounts in a sufficient amount such that, after giving effect to such addition: (x) the Pool Balance as of the close of business on the Addition Date is at least equal to the Required Pool Balance and (y) the aggregate amount of Receivables included in the Pool represented by the BCRC Certificate and any Variable Funding Certificate held by BCRC, is equal to at least 2% of the aggregate amount of Receivables included in the Pool and
(z) the Pool shall consist of the same type of Receivables as shall have been included in the Pool prior to such addition (i.e., Domestic Inventory Receivables, Other Account Receivables or both, as the case may be); provided,
                                                                     --------
however, that so long as the Trustee shall have received (whether in connection
-------
with the addition of Accounts at such time or in connection with a previous addition of Accounts to the Trust) a letter from each Rating Agency confirming that the inclusion of Accounts relating to Other Account Receivables will not result in the reduction or withdrawal of the rating of any Series or Class of Certificates then outstanding, then, at the option of the Depositor and BCI, Additional Accounts containing Other Account Receivables may be added in satisfaction of such requirement even if the only Accounts previously included in the Trust are Accounts containing Domestic Inventory Receivables; and

provided, further, that for purposes of clause (ii) and sub-clause (y) of this
--------  -------
subsection (a), the Variable Funding

                                                                         (S)2.05


Certificate shall be deemed to be "held" by BCRC even though the registered Holder thereof is BCI, as pledgee, so long as BCI has not exercised its remedies in respect thereof. The Depositor shall satisfy the conditions specified in subsection (d) of this Section 2.05 in designating such Additional Accounts and conveying the related Receivables to the Trust. The failure of the Depositor to transfer Receivables to the Trust as provided in this subsection (a) solely as a result of the unavailability of a sufficient amount of Eligible Receivables or subsequent to a Liquidation Event shall not constitute a breach of this Agreement; provided, however, that any such failure will nevertheless result in
           --------  -------
the occurrence of an Early Amortization Event described in Section 9.01(a) hereof.

          (b) The Depositor may from time to time, at its sole discretion, subject to the conditions specified in subsection (d) below, voluntarily designate additional Eligible Accounts to be included as Accounts and transfer to the Trust the Receivables (and the related Collateral Security) of such Additional Accounts.

          (c) Receivables and Collateral Security from Additional Accounts conveyed to the Trust pursuant to subsection (b) above shall be sold to the Trust effective on a date (the "Addition Date") specified in an Addition Notice
                                -------------
on or before the tenth Business Day but not more than the 30th day prior to the related Addition Date (the "Notice Date"); provided, however, that unless a
                            -----------    --------  -------
Rating Agency Condition shall otherwise have been satisfied, the first Addition Date following the Cut-Off Date shall occur no earlier than April 1, 1994 and any Addition Date thereafter shall occur not less than ninety (90) days following the immediately preceding Addition Date.

          (d) The Depositor shall be permitted to convey to the Trust the Receivables and all Collateral Security related thereto in any Additional Accounts designated by the Depositor as such pursuant to Section 2.05(a) or (b) hereof only upon satisfaction of each of the following conditions on or prior to the related Addition Date:

        (i) the Depositor shall have provided the Trustee, any Agent, the Rating Agencies and any Enhancement Providers with an Addition Notice;

       (ii) such Additional Accounts shall all be Eligible Accounts and, with respect to Additional Accounts designated pursuant to subsection (b) above, the Rating Agency Condition shall have been satisfied;

       (iii) the Depositor shall have delivered to the Trustee a duly executed written assignment in substantially the form of Exhibit B hereto (the "Assignment") and the computer file or microfiche or written list required
     -----------
     to be delivered pursuant to Section 2.01 hereof;

                                                                       (S) 2.05


        (iv) the Depositor shall, to the extent required by Section 4.03 hereof, have deposited in the Collection Account all Collections with respect to such Additional Accounts since the Additional Cut-Off Date;

        (v)(A) no selection procedures reasonably believed by the Depositor to be adverse to the interests of the Beneficiaries or any Enhancement Provider were used in selecting such Additional Accounts; (B) the list of Additional Accounts delivered pursuant to clause (iii) above is true and correct in all material respects as of the Additional Cut-Off Date and (3) as of each of the Notice Date and the Addition Date, neither BCI nor the Depositor were insolvent nor will any of them have been made insolvent by such transfer nor are any of them aware of any pending insolvency;

       (vi) the addition of the Receivables arising in such Additional Accounts shall not, in the reasonable belief of the Depositor, result in the occurrence of an Early Amortization Event;

       (vii)  in the case of an addition of Receivables pursuant to subsection
     (a) above, the additional Receivables are either Domestic Inventory Receivables, Other Account Receivables or both; and

       (viii) the Depositor shall have delivered to the Trustee and any Enhancement Providers a certificate of a Vice President or more senior officer confirming the items set forth in sub-clauses (ii) through (vi) above; and

          (e) The Depositor hereby represents and warrants as of the applicable Addition Date as to the matters set forth in clause (v) of subsection (d) of this Section 2.05. Upon discovery by the Depositor, the Servicer, any Agent, the Trustee or any Enhancement Providers of a breach of the foregoing representations and warranties, the party discovering the breach shall give prompt written notice to the other parties, to any Agent and to any Enhancement Providers.

          (f) On or before each Addition Date, the Depositor shall have delivered to the Trustee and any Enhancement Providers, an Opinion of Counsel, substantially in the form of Exhibit G-2 hereto, with respect to the Receivables in the Additional Accounts conveyed hereunder on such Addition Date.

          SECTION 2.06.  Covenants of the Depositor.  The Depositor hereby
                         --------------------------
covenants that:

          (a) No Liens.  Except for (i) the conveyances hereunder or (ii) as
              --------
     provided in subsection (c) or (d) of Section 6.03 hereof, the Depositor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to

                                                                        (S) 2.06



     exist (other than Liens permitted under Section 2.06(a) hereof and tax and certain other statutory liens (including liens in favor of the Pension Benefit Guaranty Corporation)) any Lien on, any Receivable or any Collateral Security, whether now existing or hereafter created, or any interest therein, or the Depositor's rights, remedies, powers or privileges with respect to the Receivables under the Receivables Purchase Agreement, or the Variable Funding Interest, the Variable Funding Certificate, the Retained Interest, the BCRC Certificate or any Supplemental Certificate and the Depositor shall defend the right, title and interest of the Trust in, to and under the Receivables and the Collateral Security, whether now existing or hereafter created, and such rights, remedies, powers and privileges, against all claims of third parties claiming through or under the Depositor. In addition, the Depositor shall maintain such records and take such other actions as may be necessary or desirable to preserve the Trust's perfected security interest in the Receivables.

          (b) Account Allocations.  In the event that the Depositor is unable
              -------------------
     for any reason to transfer Receivables with respect to an Initial Account or any Additional Account to the Trust when required in accordance with the terms of this Agreement, then the Depositor agrees that it shall allocate, after the occurrence of such event, payments on each such Account with respect to the principal balance of such Account first to the oldest principal balance of such Account and to have such payments applied as Collections in accordance with the terms of this Agreement. The parties hereto agree that Non-Principal Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Trust and Collections with respect thereto shall continue to be allocated and paid in accordance with the terms of this Agreement.

          (c) Delivery of Collections.  In the event that the Depositor, BCI or
              -----------------------
     any Affiliate thereof receives payments in respect of Receivables included in any Account, the Depositor and BCI agree to pay or cause to be paid to the Servicer or any Successor Servicer all payments received thereby in respect of such Receivables as soon as practicable after receipt thereof, but in no event later than two (2) Business Days after the receipt by the Depositor or BCI. Receipt by BCI's Affiliates of payments in respect of Other Account Receivables will not be deemed to be received by BCI until received by BCI from such Affiliates.

          (d) Notice of Liens.  The Depositor shall notify the Trustee promptly
              ---------------
     after becoming aware of any Lien on any Receivable other than the conveyances hereunder.

          (e) Compliance with Law. The Depositor hereby agrees to comply in all
              -------------------
     material respects with all Requirements of Law applicable to the Depositor in connection with the performance of its obligations hereunder the failure to comply

                                                                        (S) 2.06



     with which would have a materially adverse effect on the interests of the Beneficiaries.

          (f) Activities of the Depositor.  The Depositor will not engage in any
              ---------------------------
     business or activity of any kind or enter into any transaction other than:

                  (i) the businesses, activities and transactions contemplated and authorized by this Agreement or the Related Documents, including without limitation:

                    (A) the execution and delivery by the Depositor of, and the performance by the Depositor of its obligations under, the BCRC Note and the Pledge Agreement (each as defined in the Receivables Purchase Agreement));

                    (B) acquiring, selling, financing, holding, assigning,
                  pledging and otherwise dealing with wholesale and retail receivables arising out of the sale of consumer, recreational and commercial products and related activities and transactions;

                    (C) transferring such receivables to trusts pursuant to a
                  pooling and servicing agreement or similar agreement or arrangement;

                    (D) authorizing, selling and delivering any class of
                  certificates or other securities of any such trust;

                    (E) acquiring from BCI certificates issued by one or more
                  grantor trusts to which BCI transferred receivables;

                    (F) issuing, selling, authorizing and delivering one or more series and classes of bonds, notes or other evidences of indebtedness secured or collateralized by one or more pools of receivables or by certificates of any class issued by one or more trusts or by certificates of any class issued by a grantor trust established by BCI (collectively, the "Notes"),
                                                                       -----
                  provided that the Depositor shall have no liability under any Notes (other than the BCRC Note (as defined in the Receivables Purchase Agreement)) except to the extent of the one or more pools of receivables or the certificates securing or collateralizing such Notes;

                                                                        (S) 2.06


                    (G) holding and enjoying all of the rights and privileges of any certificates issued by the trusts to the Depositor under the related agreements and holding and enjoying all of the rights and privileges of any class of any series of Notes, including any class of Notes or certificates which may be subordinate to any other class of Notes or certificates, respectively;

                    (H) performing its obligations under the agreements and any indenture or other agreement (each, an "Indenture") pursuant
                                                          ---------
                  to which  any Notes are issued;

                    (I) engaging in any activity and exercising any powers
                  permitted to corporations under the laws of the State of Delaware that are related or incidental to the foregoing and necessary, convenient or advisable to accomplish the foregoing; and

                  (ii) any other activity in connection with which the Depositor has given the Rating Agencies at least ten (10) days' prior notice and the Rating Agency Condition has been satisfied

     (such businesses, activities and transactions referred to in clauses (i) and (ii) collectively, "Permitted Transactions"). Notwithstanding the
                             ----------------------
     foregoing, the Depositor will not establish or be depositor under any other trust without prior Rating Agency approval.

          (g)  Indebtedness.  Other than the BCRC Note (as defined in the
               ------------
     Receivables Purchase Agreement) the Depositor will not create, incur or assume any indebtedness or issue any securities or sell or transfer any receivables to a trust or other Person which issues securities in respect of any such receivables, unless (i) any such indebtedness or securities have no recourse to any assets of the Depositor other than the specified assets to which such indebtedness or securities relate and (ii) the Depositor has given the Rating Agencies at least ten (10) days' prior notice and the Rating Agency Condition shall have been satisfied in connection therewith prior to the incurrence or issuance thereof.

          (h) Guarantees.  The Depositor will not become or remain liable,
              ----------
     directly or contingently, in connection with any indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or purchase, agreement to supply or advance funds, or otherwise, except in connection with Permitted Transactions and unless the Depositor has given the Rating

                                                                        (S) 2.06



     Agencies at least ten (10) days' prior notice and the Rating Agency Condition shall have been satisfied with respect thereto.

          (i) Investments.  The Depositor will not make or suffer to exist any
              -----------
     loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate, unless the Depositor has given the Rating Agencies at least ten (10) days' prior notice and the Rating Agency Condition shall have been satisfied with respect thereto; provided,
                                                               --------
     however, that the Depositor shall not be prohibited under this Section
     -------
     2.06(i) from declaring or paying any dividends in respect of its common stock.

          (j) Stock; Merger.  The Depositor will not (i) sell any shares of any
              -------------
     class of its capital stock to any Person (other than Bombardier Corporation) or enter into any transaction of merger or consolidation unless (A) the surviving Person of such merger or consolidation assumes all of the Depositor's obligations under this Agreement, (B) the Depositor shall have given the Rating Agencies and the Trustee at least ten (10) days' prior notice and the Rating Agency Condition shall have been satisfied with respect to such transaction and (C) such merger or consolidation does not conflict with any provisions of the Certificate of Incorporation of the Depositor, or (ii) terminate, liquidate or dissolve itself (or suffer any termination, liquidation or dissolution), or (iii) acquire or be acquired by any Person (other than as permitted pursuant to clause (i) above), or (iv) otherwise make (or suffer) any material change in the organization of or method of conducting its business.

          (k) Agreements.  The Depositor will not become a party to, or permit
              ----------
     any of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except this Agreement, the Related Documents and any document relating to a Permitted Transaction, or amend or modify its Certificate of Incorporation or cancel, terminate, amend, supplement, modify or waive any of the provisions of the Receivables Purchase Agreement or any of the other Related Documents or request, consent or agree to or suffer to exist or permit any such cancellation, termination, amendment, supplement, modification or waiver unless, in any such case, the Depositor has given the Rating Agencies at least ten (10) days' prior notice and the Rating Agency Condition shall have been satisfied with respect thereto.

          (l) Repurchase Agreements.  The Depositor agrees to use all reasonable
              ---------------------
     efforts to enforce (or cause the enforcement of) any repurchase or other agreements with manufacturers, importers or distributors relating to Obligors who are being financed by Domestic Inventory Receivables held in the Trust.

                                                                        (S) 2.07


          SECTION 2.07.  Removal of Accounts.  (a)  The Depositor shall have the
                         -------------------
right to remove Accounts, including all amounts then held by the Trust or thereafter received by the Trust in respect of the Accounts being removed, from the Trust in the manner prescribed in subsection (b) of this Section 2.07.

          (b) To remove Accounts, including all amounts then held by the Trust or thereafter received by the Trust in respect of the Accounts being removed, the Depositor (or the Servicer on its behalf) shall take the following actions and make the following determinations:

             (i) not less than five (5) Business Days prior to the Removal Date, furnish to the Trustee, any Enhancement Providers and the Rating Agencies a written notice (the "Removal Notice") specifying the date on which removal
                          --------------
     of one or more Accounts (the "Removed Accounts") will occur (a "Removal
                                   ----------------                  -------
     Date");
     ----

             (ii) from and after such Removal Date, cease to transfer to the Trust any and all Receivables arising in such Removed Accounts;

             (iii) represent and warrant that the removal of any such Account on any Removal Date shall not, in the reasonable belief of the Depositor (or the Servicer on behalf of the Depositor), cause an Early Amortization Event to occur or cause the Pool Balance to be less than the Required Pool Balance;

             (iv) represent and warrant that no selection procedures reasonably believed by the Depositor (or the Servicer on behalf of the Depositor) to be adverse to the interests of the Beneficiaries were utilized in selecting the Accounts to be removed;

             (v) represent and warrant that such removal will not result in a reduction or withdrawal of the rating of any outstanding Series or Class by the applicable Rating Agency;

             (vi) on or before the related Removal Date, deliver to the Trustee and any Enhancement Providers an Officers' Certificate confirming the items set forth in clauses (iii) through (v) above, the Trustee may conclusively rely on such Officers' Certificate and shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying; and

             (vii) on or before the fifth Business Day after the Removal Date, furnish to the Trustee a computer file, microfiche list or other list of the Removed Accounts that were removed on the Removal Date, specifying for each Removed Account (x) its number, (y) as of the date of the Removal Notice, the aggregate amount outstanding in such Removed Account and (z) as of the Removal Date, the aggregate amount of

                                                                        (S) 2.07



     Principal Receivables therein and represent that such computer file, microfiche list or other list of the Removed Accounts is true and complete in all material respects.

          (c) Subject to subsection (b) of this Section 2.07, on the Removal Date with respect to any such Removed Account, such Removed Account shall be deemed removed from the Trust for all purposes. After the Removal Date and upon the written request of the Servicer, the Trustee shall deliver to the Depositor a reassignment in substantially the form of Exhibit H-1 hereto (the

"Reassignment").
-------------

          SECTION 2.08.  Removal of Ineligible Accounts.  (a)  On or prior to
                         ------------------------------
the fifth Business Day following any date on which an Account becomes an Ineligible Account (such fifth Business Day, the "Removal Commencement Date"),
                                                  -------------------------
the Depositor shall commence removal of the Receivables of such Ineligible Account in the manner prescribed in subsection (b) of this Section 2.08.

          (b) With respect to each Account that becomes an Ineligible Account, the Depositor (or the Servicer on its behalf) shall take the following actions and make the following determinations:

             (i) furnish to the Trustee, the Rating Agencies and any Enhancement Providers a Removal Notice specifying the Removal Commencement Date and the Ineligible Accounts to be removed;

             (ii) from and after such Removal Commencement Date, cease to transfer to the Trust any and all Receivables arising in such Ineligible Accounts and allocate all Collections with respect to such Receivables as provided in subsection (c) of this Section 2.08;

             (iii) within five (5) Business Days after the Removal Commencement Date, amend Schedule 1 hereto by delivering to the Trustee a computer file or microfiche or written list containing a true and complete list of the Ineligible Accounts to be removed, specifying for each such Account, as of the date immediately preceding the Removal Commencement Date, its account number, the aggregate amount of Receivables outstanding in such Account and the aggregate outstanding principal balance therein (the "Designated Balance");

             (iv) from and after the Removal Commencement Date with respect to any Ineligible Account to be removed, allocate Principal Collections in respect of such Ineligible Account first to the oldest outstanding principal balance of such Ineligible Account, until the Designated Balance in such Ineligible Account is reduced to zero (the date on which any such Designated Balance is so reduced to zero, the "Removal Termination Date");
                                                    ------------------------
     and

                                                                        (S) 2.08


          (v) on each Business Day from and after the Removal Commencement Date with respect to any Ineligible Account to be removed, until the related Removal Termination Date, allocate Non-Principal Collections in respect of such Ineligible Account (A) to the Trust, based on the ratio of (1) the amount of Principal Receivables in such Ineligible Account on such Business Day that were previously sold to the Trust to (2) the total amount of Principal Receivables in such Ineligible Account on such Business Day and
     (B) to the Depositor, the remainder of Non-Principal Collections in respect of such Ineligible Account on such Business Day.

          (c) Subject to subsection (b) of this Section 2.08, on the Removal Termination Date with respect to any Ineligible Account, such Account shall be deemed removed from the Trust for all purposes. After the Removal Termination Date and upon the written request of the Servicer, the Trustee shall deliver to the Depositor a Reassignment in substantially the form of Exhibit H-2 hereto.

          (d) On the Removal Termination Date with respect to any Ineligible Account, the Depositor shall cease to allocate any collections therefrom in accordance herewith and such Account shall be deemed a Removed Account.

          SECTION 2.09.  Sale of Ineligible Receivables.  The Depositor shall
                         ------------------------------
sell to the Trust on each Transfer Date any and all Receivables arising in any Eligible Accounts that are Ineligible Receivables; provided, that on the Cut-Off
                                                   --------
Date or, in the case of Receivables arising in Additional Accounts, on the related Additional Cut-Off Date, and on the applicable Transfer Date, the Account in which such Receivables arise is an Eligible Account.

          SECTION 2.10.  Discount Option.  The Depositor may, at any time, upon
                         ---------------
thirty (30) days' prior written notice to the Servicer, the Trustee and each Rating Agency, designate a fixed percentage of the amount of Collections in respect of Other Account Receivables arising in the Accounts (to the extent that such Other Account Receivables are included in the Pool) on and after the date of such designation that otherwise would be treated as Principal Collections to be treated as Non-Principal Collections. Such designation will become effective on the date specified therein only if (i) the Depositor shall have delivered to the Trustee an Officers' Certificate, dated the date of such designation, to the effect that the Depositor reasonably believes that such designation will not result in an Early Amortization Event or have a materially adverse effect on the Certificateholders and (ii) each Rating Agency shall have notified the Depositor, the Servicer and the Trustee that such action will not result in a reduction or withdrawal of the then existing rating of any outstanding Series or Class.

                                                                        (S) 3.01


                                 ARTICLE III

                          Administration and Servicing
                          ----------------------------
                                 of Receivables
                                 --------------

          SECTION 3.01.  Acceptance of Appointment and Other Matters Relating to
                         -------------------------------------------------------
the Servicer.  (a)  The Servicer shall (or, to the extent applicable, shall
------------
cause its Affiliates to) service and administer the Receivables, collect payments due under the Receivables and charge-off as uncollectible Receivables, all in accordance with the Inventory Security Agreements (as amended from time to time) relating to the Accounts (if applicable), the Financing Guidelines and otherwise in accordance with procedures that are customary and usual in the industry for servicing receivables comparable to the Receivables, except insofar as any failure to so comply or perform would not materially and adversely affect the rights of the Trust or any of the Beneficiaries; provided, that unless the
                                                     --------
Depositor shall have given the Rating Agencies ten (10) days' prior notice of its election not to take the following actions with respect to Receivables and the Rating Agency Condition shall have been satisfied with respect thereto, the Servicer shall charge-off as uncollectible (x) at least 33% of the principal amount of each Receivable with respect to which principal payments are delinquent by thirty (30) days or more, (y) at least 66% of the principal amount (before giving effect to any reduction therein pursuant to clause (x) hereof) of each Receivable with respect to which principal payments are delinquent by sixty
(60) days or more, and (z) 100% of the remaining principal amount of each Receivable with respect to which principal payments are delinquent by ninety
(90) days or more or interest payments (aggregating at least $150 with respect to Receivables under the same Account) are delinquent by 120 days or more. The Servicer and its applicable Affiliates shall have full power and authority, acting alone or through any party properly designated hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to Section 10.01 hereof, the Servicer is hereby authorized and empowered, unless such power and authority is revoked by the Trustee on account of the occurrence of a Servicer Default pursuant to Section 10.01 hereof:

             (i) to instruct the Trustee to make withdrawals and payments from the Collection Account and any Series Account as set forth in this Agreement;

            (ii) to instruct the Trustee to take any action required or permitted under any Enhancement;

            (iii) to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders and the other Beneficiaries, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in

                                                                        (S) 3.01

          compliance with applicable Requirements of Law, to commence enforcement proceedings with respect to such Receivables;

            (iv) to make any filings, reports, notices, applications, registrations with, and seek any consents or authorizations from, the Securities and Exchange Commission and any State securities authority on behalf of the Trust as may be necessary or advisable to comply with any Federal or State securities laws or reporting requirement; and

             (v) to delegate certain of its servicing, collection, enforcement and administrative duties hereunder with respect to the Accounts and the Receivables to any Person who agrees to conduct such duties in accordance with the Financing Guidelines and this Agreement;

provided, however, that the Servicer shall notify the Trustee, the Rating
--------  -------
Agencies, any Agent and any Enhancement Providers in writing of any such delegation of its duties which is not in the ordinary course of its business, that no delegation will relieve the Servicer of its liability and responsibility with respect to such duties and that the Rating Agency Condition shall have been satisfied with respect to any such delegation. The Trustee shall furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder;

          (b) In the event that the Depositor is unable for any reason to transfer Receivables with respect to any Initial Account or any Additional Account to the trust in accordance with the provisions of this Agreement (including by reason of the application of the provisions of Section 9.02 hereof or any court of competent jurisdiction ordering that the Depositor not transfer any additional Principal Receivables to the Trust) then, in any such event, the Servicer agrees (i) to give prompt written notice thereof to the Trustee, any Enhancement Providers and each Rating Agency and (ii) that it shall in any such event allocate after the occurrence of such event, payments on each such Account with respect to the principal balance of such Account first to the oldest principal balance of such Account, and to have such payments applied as Collections in accordance with Section 4.02 hereof. The parties hereto agree that Non-Principal Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Trust and Collections with respect thereto shall continue to be allocated and paid in accordance with the terms of this Agreement.

          (c) The Servicer and its Affiliates servicing the Receivables shall not, and any Successor Servicer shall not be obligated to, use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the procedures, offices, employees

                                                                        (S) 3.01

and accounts used by the Servicer and its Affiliates in connection with servicing other receivables comparable to the Receivables.

          (d) The Servicer shall comply with and perform its servicing obligations with respect to the Accounts and Receivables in accordance with the Inventory Security Agreements (as amended from time to time) relating to the Accounts, if applicable, and the Financing Guidelines, except insofar as any failure to so comply or perform would not materially and adversely affect the rights of the Trust or any of the Beneficiaries. Subject to compliance with all Requirements of Law, the Servicer (or BCI) and any Affiliate of BCI may change the terms and provisions of the Accounts, including, without limitation, the Inventory Security Agreements and the Financing Guidelines, in any respect (including the calculation of the amount or the timing of charge-offs and the rate of the finance charge, if any, assessed thereon), only if as a result of such change, in the reasonable judgment of the Servicer no Early Amortization Event will occur.

          SECTION 3.02.  Servicing Compensation.  (a)  As full compensation for
                         ----------------------
its servicing activities hereunder and reimbursement for its expenses as set forth in subsection (b) below, the Servicer shall be entitled to receive the Servicing Fee on each Distribution Date on or prior to the Trust Termination Date payable in arrears. The "Servicing Fee" shall be the aggregate of the
                               -------------
Monthly Servicing Fees specified in the Supplements. The Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for payment in accordance with the terms of the Supplements.

          (b) The Servicer's expenses include the amounts due to the Trustee pursuant to Section 11.05 hereof and the reasonable fees and disbursements of independent accountants and all other expenses incurred by the Servicer in connection with its activities hereunder, and including all other fees and expenses of the Trust not expressly stated herein to be for the account of the Certificateholders but not including any federal, state or local income and franchise taxes, if any, of the Trust or the Certificateholders. The Servicer shall be required to pay such expenses for its own account, and shall not be entitled to any payment therefor other than the Servicing Fee. The Servicer will be solely responsible for all fees and expenses incurred by or on behalf of the Servicer in connection herewith and the Servicer will not be entitled to any fee or other payment from, or claim on, any of the Trust Assets (other than the Servicing Fee).

          SECTION 3.03.  Representations, Warranties and Covenants of the
                         ------------------------------------------------
Servicer.  (a)  BCI, as Servicer, hereby makes on the first Closing Date on each
--------
Series Issuance Date with respect to which it is the Servicer, and any Successor Servicer by its appointment hereunder shall make, on each Series Issuance Date (and on the date of any such appointment) the following representations, warranties and covenants, on which the Trustee has relied in accepting the Receivables in trust and in authenticating the Certificates:

                                                                        (S) 3.03

             (i)  Organization and Good Standing.  Such party is a corporation
                  ------------------------------
     duly organized, validly existing and in good standing under the applicable laws of the state of its incorporation and has, in all material respects, full corporate power, authority and legal rights to own its properties and conduct its receivable servicing business as such properties are presently owned and as such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and the applicable Supplement.

            (ii)  Due Qualification.  Such party is duly qualified to do
                  -----------------
     business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the servicing of the Receivables as required by this Agreement requires such qualification except where the failure to so qualify or be in good standing or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations hereunder.

           (iii)  Due Authorization.  The execution, delivery, and performance
                  -----------------
     of this Agreement and the applicable Supplement has been duly authorized by such party by all necessary corporate action on the part thereof.

            (iv)  Binding Obligation.  This Agreement and the applicable
                  ------------------
     Supplement constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity) and the availability of equitable remedies.

             (v)  No Violation.  The execution and delivery of this Agreement
                  ------------
     and the applicable Supplement by such party, the performance of the transactions contemplated by this Agreement and the applicable Supplement and the fulfillment of the terms hereof and thereof applicable to such party will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any Requirement of Law applicable to such party or any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which such party is a party or by which it is bound except to the extent that such conflict, breach or default will not have a materially adverse effect on such party's ability to perform its obligations hereunder and thereunder.

                                                                        (S) 3.03

            (vi)  No Proceedings.  There are no pending proceedings or, to the
                  --------------
     best knowledge of such party, investigations, pending or threatened against such party before any Governmental Authority (i) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement and the applicable Supplement, (ii) seeking any determination or ruling that, in the reasonable judgment of such party, would materially and adversely affect the performance by such party of its obligations under this Agreement and the applicable Supplement, or
     (iii) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement and the applicable Supplement.

           (vii)  Compliance with Requirements of Law.  Such party shall duly
                  -----------------------------------
     satisfy all obligations on its part to be fulfilled under or in connection with the Receivables and the Accounts, will maintain in effect all qualifications required under Requirements of Law in order to service properly the Receivables and the Accounts and will comply in all material respects with all Requirements of Law in connection with servicing the Receivables and the Accounts, except where the failure to do any of the foregoing would not have a materially adverse effect on the interests of the Beneficiaries.

          (viii)  No Rescission or Cancellation.  Such party shall not
                  -----------------------------
     reschedule, revise, defer, cancel or settle payments due on any Receivable except in accordance with sound industry practices for servicing receivables comparable to the Receivables.

            (ix)  Protection of Beneficiaries' Rights.  Such party shall take no
                  -----------------------------------
     action which would impair the rights of Beneficiaries in the Receivables or in the Certificates.

             (x)  Servicer Concentration Account.  The Servicer maintains
                  ------------------------------
     deposit accounts (collectively, the "Concentration Account") into which it
                                          ---------------------
     shall deposit all amounts paid by the Obligors with respect to the Receivables. The Servicer agrees (i) that it will not change this method of collection without the prior written consent of any Enhancement Providers, if any; (ii) with respect to amounts deposited into the Concentration Account in respect of a particular day, that it will not transfer such amounts from the Concentration Account until the Servicer has posted all Collections in respect of the Receivables for such day; and
     (iii) concurrently with the transfer of amounts from the Concentration Account in respect of a particular day, the Servicer will make the deposits and transfers required by the terms of this Agreement for such day, if any.

            (xi)  Negative Pledge.  Except for the conveyances under the
                  ---------------
     Receivables Purchase Agreement and under this Agreement, the Servicer will not sell, pledge,

                                                                        (S) 3.03

     assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on, any Receivable sold and assigned to the Trust, whether now existing or hereafter created, or any interest therein, and the Servicer shall defend the rights, title and interest of the Trust in, to and under any Receivable sold and assigned to the Trust, whether now existing or hereafter created, against all claims of third parties claiming through or under the Depositor or the Servicer.

           (xii)  Repurchase Agreements.  The Servicer agrees to use
                  ---------------------
     reasonable efforts to collect (on behalf of the Depositor) under any repurchase or other agreements with manufacturers, importers or distributors relating to Obligors who are being financed by Domestic Inventory Receivables held in the Trust.

           (b)    Notice of Breach.  The representations and warranties set
                  ----------------
forth in this Section 3.03 shall survive the transfer and assignment of the Receivables to the Trust and the issuance of the Certificates. Upon discovery by the Depositor, the Servicer or the Trustee of a breach of any of the representations and warranties set forth in this Section 3.03, the party discovering such breach shall give prompt written notice to the other parties and to any Enhancement Providers.

           (c)    Purchase.  In the event the Depositor or the Servicer receives
                  --------
written notice from the Trustee or any Enhancement Provider that any covenant under clause (vii), (viii) or (ix) of subsection (a) above has not been complied with in all material respects and such noncompliance has not been cured within thirty (30) days thereafter (or such longer period as the Trustee may permit) and has a materially adverse effect on the Investors' Interest or the Variable Funding Interest in any Receivable or Account, then, unless a Liquidation Event has occurred, the Servicer shall purchase such Receivable or, if such non-compliance is with respect to any Account, all Receivables in such Account, on the Determination Date immediately succeeding the expiration of such 30-day period (or such longer period as may be permitted by the Trustee) on the terms and conditions set forth in the next succeeding paragraph. The Servicer shall effect such purchase by depositing in the Collection Account in immediately available funds an amount equal to the Purchase Price of such Receivable. Any deposit of such Purchase Price into the Collection Account shall be considered a Transfer Deposit Amount and shall be applied in accordance with the terms of this Agreement.

           (d)    Payment of Purchase Price; Etc.  Upon each payment by the
                  ------------------------------
Servicer of the Purchase Price for the Receivables to be purchased by the Servicer from the Trust pursuant to subsection (c) above, the Trust shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Servicer, without recourse, representation or warranty, all right, title and interest of the Trust in and to such Receivables, all monies due or to become due with respect thereto and all proceeds thereof and any related Collateral Security. The Trustee shall execute such documents and

                                                                        (S) 3.03

instruments of transfer or assignment and take such other actions as shall be reasonably requested by the Servicer to effect the conveyance of any such Receivables pursuant to this Section 3.03. The obligation of the Servicer to purchase such Receivables, and to make the deposits required to be made to the Collection Account as provided in subsection (c) above, shall constitute the sole remedy respecting the event giving rise to such obligation available to the Certificateholders or the Holder of the Variable Funding Certificate (or the Trustee on behalf of the Certificateholders and the Holder of the Variable Funding Certificate).

          SECTION 3.04.  Reports and Records for the Trustee.  On each
                         -----------------------------------
Distribution Date, with respect to each outstanding Series, the Servicer shall deliver to any Enhancement Providers, the Rating Agencies, the Trustee, the Holder of the Variable Funding Certificate and the Holder of the BCRC Certificate a Distribution Date Statement for the related Distribution Date substantially in the form set forth in the related Supplement.

          SECTION 3.05.  Annual Servicer's Certificate.  The Servicer will
                         -----------------------------
deliver to the Rating Agencies, the Trustee, the Holder of the Variable Funding Certificate, the Holder of the BCRC Certificate and any Enhancement Providers on or before April 30 of each calendar year, beginning with April 30, 1995, an Officers' Certificate substantially in the form of Exhibit C hereto stating that
(a) a review of the activities of the Servicer during the preceding calendar year and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to the best of such officer's knowledge, based on such review, the Servicer has performed in all material respects its obligations under this Agreement throughout such year, or, if there has been a material default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

          SECTION 3.06. Annual Independent Public Accountants' Servicing Report.
                        --------------------------------------------------------
On or before April 30 of each calendar year (beginning April 30, 1995), the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Depositor) to furnish a report (addressed to the Board of Directors of the Servicer and to the Trustee), substantially in the form of Exhibit J hereto, to the effect that they have examined certain documents and records relating to the servicing of Accounts under this Agreement and each Supplement and that, on the basis of such examination, nothing has come to the attention of such accountants that caused them to believe that the servicing has not been conducted in compliance with the terms and conditions set forth in this Agreement and each Supplement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such report. A copy of such report may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

                                                                        (S) 3.07

          SECTION 3.07.  Tax Treatment.  The Depositor has entered into this
                         -------------
Agreement and the Investor Certificates and the Variable Funding Certificate have been (or will be) issued with the intention that the Investor Certificates will qualify under applicable tax law as indebtedness of BCRC secured by the Receivables. The Depositor, each Beneficiary and each Certificateholder and Certificate Owner by the acceptance of its Certificate or Book-Entry Certificate, as applicable, agrees to treat the Investor Certificates as indebtedness of BCRC secured by the Receivables for United States Federal income taxes, state and local income and franchise taxes and any other taxes imposed on or measured by income.

          SECTION 3.08.  Notices to BCI.  In the event BCI is no longer acting
                         --------------
as Servicer, any Successor Servicer appointed pursuant to Section 10.02 hereof shall deliver or make available to BCI, as the case may be, each certificate and report required to be prepared, forwarded or delivered thereafter pursuant to
Section 3.04, Section 3.05 or Section 3.06 hereof.

          SECTION 3.09.  Adjustments.  (a)  If the Servicer adjusts downward the
                         -----------
amount of any Principal Receivable because of a rebate, refund, credit adjustment or billing error to an Obligor, or because such Receivable was created in respect of any Eligible Products which were refused or returned by an Obligor, then, in any such case, the Pool Balance will be automatically reduced by the amount of the adjustment. Furthermore, if following such a reduction the Pool Balance would be less than the Required Pool Balance on the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date), then, unless a Liquidation Event has occurred, the Depositor shall be required to pay in cash an amount equal to such deficiency (up to the amount of such adjustment) into the Collection Account in immediately available funds on the Business Day on which such adjustment or reduction occurs (each such payment an "Adjustment Payment").
                                                      ------------------

          (b) If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Receivable and such Collection was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Receivable in respect of which a dishonored check is received shall be deemed not to have been paid.

                                                                        (S) 4.01

                                 ARTICLE IV

                       Rights of Certificateholders and
                       --------------------------------
                   Allocation and Application of Collections
                   -----------------------------------------

          SECTION 4.01.  Rights of Certificateholders.  The Investor
                         ----------------------------
Certificates shall represent fractional undivided interests in the Trust, which, with respect to each Series, shall consist of the right to receive, to the extent necessary to make the required payments with respect to the Investor Certificates of such Series at the times and in the amounts specified in the related Supplement, the portion of Collections allocable to Certificateholders of such Series pursuant to this Agreement and such Supplement, funds on deposit in the Collection Account allocable to Certificateholders of such Series pursuant to this Agreement and such Supplement, funds on deposit in any related Series Account and funds available pursuant to any related Enhancement (collectively, with respect to all Series, the "Investors' Interest"), it being
                                                -------------------
understood that the Investor Certificates of any Series or Class shall not represent any interest in any Series Account or Enhancement for the benefit of any other Series or Class. The Variable Funding Certificate shall represent a fractional undivided interest in the Trust, which shall consist of the right to receive, to the extent necessary to make the required payments with respect to the Variable Funding Certificate, at the times and in the amounts specified in the related Supplement, the portion of Collections allocable to the Holder of the Variable Funding Certificate pursuant to this Agreement and such Supplement and funds on deposit in the Collection Account allocable to the Holder of the Variable Funding Certificate pursuant to this Agreement and such Supplement (collectively, the "Variable Funding Interest"), it being understood that the
                    -------------------------
Variable Funding Certificate shall not represent any interest in any Series Account or Enhancement except as specifically provided in this Agreement or such Supplement. The BCRC Certificate and any Supplemental Certificate shall, collectively, represent the ownership interest in the remainder of the Trust Assets not allocated pursuant to this Agreement or any Supplement to the Investors' Interest or the Variable Funding Interest, including the right to receive the Collections with respect to the Receivables and other amounts at the times and in the amounts specified in this Agreement or in any Supplement to be paid to the Depositor on behalf of all Holders of the BCRC Certificate and any Supplemental Certificates (the "Retained Interest"); provided, however, that
                                -----------------    --------  -------
neither the BCRC Certificate nor any Supplemental Certificate shall represent any interest in the Collection Account, any Series Account or any Enhancement, except as specifically provided in this Agreement or any Supplement.

          SECTION 4.02.  Establishment of the Collection Account.  The Servicer,
                         ---------------------------------------
for the benefit of the Certificateholders and the other Beneficiaries, shall cause to be established and maintained in the name of the Trust an Eligible Deposit Account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders and the other Beneficiaries (the "Collection Account"). The Trustee shall possess all
                          ------------------
right, title and interest in all funds from time to time on deposit in, and all

                                                                        (S) 4.02

Eligible Investments credited to, the Collection Account and in all proceeds thereof. The Collection Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders and the other Beneficiaries. If, at any time, the Collection Account ceases to be an Eligible Deposit Account, the Servicer shall establish a substitute Eligible Deposit Account as the Collection Account, instruct the Trustee to transfer any cash and/or any Eligible Investments to such new Collection Account and, from the date any such substitute account is established, such account shall be the Collection Account. Other than as Holder of the Variable Funding Certificate, the BCRC Certificate or any Supplemental Certificate, neither the Depositor nor the Servicer, nor any person or entity claiming by, through or under the Depositor or Servicer, shall have any right, title or interest in, or any right to withdraw any amount from, the Collection Account. Pursuant to the authority granted to the Servicer in Section 3.01 hereof, the Servicer shall have the power, revocable by the Trustee, to instruct the Trustee to make withdrawals and payments from the Collection Account for the purposes of carrying out the Servicer's or Trustee's duties specified in this Agreement.

          All Eligible Investments shall be held by the Trustee for the benefit of the Certificateholders and the other Beneficiaries. Funds on deposit in the Collection Account shall at the written direction of the Servicer be invested by the Trustee solely in Eligible Investments that will mature so that such funds will be available at the close of business on or before the Business Day next preceding the following Distribution Date (or on or before 10:00 a.m. (New York City time) on such following Distribution Date in the case of Eligible Investments in respect of which the Trustee is the obligor). As of each Determination Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account received on such Determination Date shall be credited to the Collection Account.
Schedule 2, which is hereby incorporated into and made part of this Agreement, identifies the Collection Account by setting forth the account number of such account, the account designation of such account and the name of the institution with which such account has been established. If a substitute Collection Account is established pursuant to this Section 4.02, the Servicer shall provide to the Trustee an amended Schedule 2, setting forth the relevant information for such substitute Collection Account.

          SECTION 4.03.  Allocations and Applications of Collections and Other
                         -----------------------------------------------------
Funds.  (a)  Except as otherwise provided in subsections (b) and (c) of this
-----
Section 4.03, the Servicer shall deposit Collections into the Collection Account as promptly as possible after receipt of such Collections, but in no event later than the second Business Day after such receipt. Receipt by BCI's Affiliates of Collections with respect to Other Account Receivables will not be deemed to be received by BCI as Servicer until actually received by BCI from such Affiliate.

          (b) Notwithstanding anything in this Agreement to the contrary, for so long as (i) BCI remains the Servicer hereunder, (ii) no Servicer Default has occurred and is con-

                                                                        (S) 4.03

tinuing and (iii) (x) BCI is a subsidiary of Bombardier Corporation (which shall own at least 80% of the voting common stock of BCI) and BCI has and maintains a short-term rating of at least A-1 by Standard & Poor's and P-1 by Moody's,
(y) BCI arranges for and maintains a letter of credit or other form of Enhancement in respect of the Servicer's obligations to make deposits of collections on the Receivables in the Collection Account that is acceptable in form and substance to each Rating Agency or (z) BCI otherwise obtains the Rating Agency confirmations described below, then, subject to any limitations in the confirmations described below, the Servicer need not make the deposits of Collections into the Collection Account as provided in subsection (a) of this
Section 4.03, but may use for its own benefit all such Collections until the Business Day immediately preceding the related Distribution Date, at which time BCI will make a single deposit into the Collection Account in same-day or next-day funds not later than 12:00 noon (New York City time) in an amount equal to the net amount of such deposits and withdrawals which would have been made had the conditions of this sentence not applied; provided, however, that prior
                                                 --------  -------
to ceasing daily deposits as described above BCI shall have delivered to the Trustee written confirmation from each of the Rating Agencies that the failure by BCI to make daily deposits will not result in a reduction or withdrawal of the rating of any outstanding Series or Class.

          (c) Subject to Section 4.04 hereof, but notwithstanding anything else in this Agreement to the contrary, with respect to any Collection Period, whether the Servicer is required to make deposits of Collections pursuant to subsection (a) or (b) above, (i) the Servicer will only be required to deposit Collections into the Collection Account up to the aggregate amount of Collections required to be deposited into all Series Accounts or, without duplication, distributed on the related Distribution Date to all Certificateholders or to each Enhancement Provider pursuant to the terms of any Supplement or Enhancement Agreement and (ii) if at any time prior to such Distribution Date the amount of Collections deposited in the Collection Account exceeds the amount required to be deposited pursuant to clause (i) above, the Servicer will be permitted to withdraw the excess from the Collection Account.

          (d) Collections of Non-Principal Receivables and Principal Receivables, Defaulted Receivables and Miscellaneous Payments will be allocated to each Series of Certificateholders from and after the Series Cut-Off Date and to the Holder of the Variable Funding Certificate as specified in the related Supplement, and amounts so allocated to any Series will not, except as specified in the related Supplement, be available to the Certificateholders of any other Series or to the Variable Funding Certificateholder. Similarly, amounts so allocated to the Variable Funding Certificate will not, except as specified in the related Supplement, be available to the Certificateholders of any Series. Allocations thereof among the Investors' Interest, the Variable Funding Interest and the Retained Interest, between the Investors' Interest and the Variable Funding Interest, among the Series of Certificateholders and among the Classes in any Series shall be set forth in this Agreement and in the related Supplement or Supplements.

                                                                       (S) 4.04


     SECTION 4.04.  Unallocated Principal Collections.  On each Distribution
                    ---------------------------------
Date, (a) the Servicer shall allocate Excess Principal Collections (as described below) to each Series as set forth in the related Supplement and
(b) the Servicer shall instruct the Trustee to withdraw from the Collection Account and pay, or make available, to the Depositor for the benefit of the Holder(s) of the BCRC Certificate and any Supplemental Certificates (i) an amount equal to the excess, if any, of (x) the aggregate amount for all outstanding Series of Principal Collections which the related Supplements specify are to be treated as "Excess Principal Collections" with respect to such Distribution Date over (y) the sum of (1) the aggregate amount for all outstanding Series which the related Supplements specify are "Principal Shortfalls" with respect to such Distribution Date and, without duplication and
(2) the amount of Principal Collections distributable to the Holder of the Variable Funding Certificate pursuant to the related Supplement and (ii) the aggregate amount for all outstanding Series of that portion of Principal Collections which the related Supplements specify are to be allocated and paid to the Depositor for the benefit of the Holder(s) of the BCRC Certificate and any Supplemental Certificates with respect to such Distribution Date; provided,
                                                                      --------
however, that, in the case of clauses (i) and (ii), such amounts shall be paid
-------
to the Depositor only if the Pool Balance for such Distribution Date (determined after giving effect to any Principal Receivables transferred to the Trust on such date) exceeds the Required Pool Balance for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date). The amount held in the Collection Account and not paid to the Depositor as a result of the proviso in the preceding sentence ("Unallocated Principal Collections") shall be paid to the Depositor at
           ---------------------------------
the time the Pool Balance exceeds the Required Pool Balance for the immediately preceding Determination Date (after giving effect to the allocations, distributions, withdrawals and deposits to be made on the Distribution Date immediately following such Determination Date); provided, however, that any
                                                --------  -------
Unallocated Principal Collections on deposit in the Collection Account at any time during which any Series is in its amortization period, accumulation period or Early Amortization Period shall be deemed to be "Miscellaneous Payments" and shall be allocated and distributed in accordance with Section 4.03 hereof and the terms of each Supplement.


                                   ARTICLE V

                          Distributions and Reports to
                          ----------------------------
                               Certificateholders
                               ------------------

          SECTION 5.01.  Distributions and Reports to Certificateholders.
                         -----------------------------------------------
Distributions shall be made to, and reports shall be provided to, Certificateholders as set forth in the applicable Supplement.

                                                                       (S) 6.01

                                 ARTICLE VI

                               The Certificates
                               ----------------

          SECTION 6.01.  The Certificates.  The Investor Certificates of any
                         ----------------
Series or Class may be issued in bearer form ("Bearer Certificates") with
                                               -------------------
attached interest coupons and one or more special coupons (collectively, the "Coupons") pursuant to Section 6.11 hereof, or in fully registered form
--------
("Registered Certificates") and shall be substantially in the form of the
-------------------------
exhibits with respect thereto attached to the applicable Supplement. The Variable Funding Certificate shall be issued in registered form and shall be substantially in the form of the related exhibit attached to the related Supplement, and shall upon issue, be executed, authenticated and delivered as provided in Section 6.02 hereof. The BCRC Certificate will be issued in registered form, substantially in the form of Exhibit A hereto, and shall upon issue, be executed, authenticated and delivered by the Trustee as provided in
Section 6.02 hereof. Except as otherwise provided in any Supplement, Bearer Certificates shall be issued in minimum denominations of $5,000, $50,000 and $100,000 and Registered Certificates shall be issued in minimum denominations of $1,000 and in integral multiples of $1,000 in excess thereof. If specified in any Supplement, the Investor Certificates of any Series or Class shall be issued upon initial issuance as a single certificate evidencing the aggregate original principal amount of such Series or Class as described in Section 6.11 hereof. The Variable Funding Certificate shall be a single certificate and shall represent the entire Variable Funding Interest. The BCRC Certificate shall be a single certificate and, together with any Supplemental Certificate, shall represent the entire Retained Interest. Each Certificate shall be executed by manual or facsimile signature by a Responsible Officer of the Trustee on behalf of the Trust. Certificates bearing the manual or facsimile signature of the individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Trustee shall not be rendered invalid, notwithstanding that such individual ceased to be so authorized prior to the authentication and delivery of such Certificates or does not hold such office at the date of such Certificates. No Certificates shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. Bearer Certificates shall be dated the Series Issuance Date. All Registered Certificates, all Variable Funding Certificates, the BCRC Certificate and all Supplemental Certificates shall be dated the date of their authentication.

          SECTION 6.02.  Authentication of Certificates.  The Trustee shall
                         ------------------------------
authenticate and deliver (x) the Investor Certificates of each Series and Class that are issued upon original issuance and (y) the Variable Funding Certificate to or upon the written order of the Depositor. The Trustee shall authenticate and deliver on behalf of the Trust the Variable

                                                                       (S) 6.02


Funding Certificate and the BCRC Certificate to the Depositor simultaneously with its delivery of the Investor Certificates of the first Series to be issued hereunder. If specified in the related Supplement for any Series or Class, the Trustee shall authenticate and deliver outside the United States the Global Certificate that is issued upon original issuance thereof.

          SECTION 6.03.  New Issuances.  (a)  The Depositor may from time to
                         -------------
time direct the Trustee, on behalf of the Trust, to issue (i) one or more new Series of Investor Certificates and/or (ii) to issue the Variable Funding Certificate, in each case pursuant to a Supplement. The Investor Certificates of all outstanding Series and the Variable Funding Certificate shall be equally and ratably entitled as provided herein to the benefits of this Agreement without preference, priority or distinction, all in accordance with the terms and provisions of this Agreement and the applicable Supplement except, with respect to any Series or Class or the Variable Funding Certificate, as provided in the related Supplement.

          (b) On or before the Series Issuance Date relating to any new Series, the parties hereto will execute and deliver a Supplement which will specify the Principal Terms of such new Series. The terms of such Supplement may modify or amend the terms of this Agreement solely as applied to such new Series. The obligation of the Trustee to issue the Investor Certificates of such new Series and to execute and deliver the related Supplement is subject to the satisfaction of the following conditions:

             (i) on or before the fifth Business Day immediately preceding the related Series Issuance Date, the Depositor shall have given the Trustee, the Servicer, each Rating Agency, any Agent and any Enhancement Provider written notice of such issuance (which notice shall specify the designation of such Series, its applicable initial principal amount, currency and interest rates and the issuer of any Enhancement) and the related Series Issuance Date;

             (ii) the Depositor shall have delivered to the Trustee the related Supplement, in form satisfactory to the Trustee, executed by each party hereto other than the Trustee and specifying the Principal Terms of such Series;

             (iii) the Depositor shall have delivered to the Trustee any related Enhancement Agreement executed by each of the parties thereto, other than the Trustee;

             (iv) the Rating Agency Condition shall have been satisfied with respect to such issuance;

             (v) the Depositor shall have delivered to the Trustee and any Enhancement Provider a certificate of a Vice President or more senior officer, dated the related

                                                                       (S) 6.03


     Series Issuance Date, to the effect that the Depositor reasonably believes that such issuance will not result in the occurrence of an Early Amortization Event;

             (vi) the Depositor shall have delivered to the Trustee and any Enhancement Provider a Tax Opinion, dated the related Series Issuance Date, with respect to such issuance; and

             (vii) BCRC shall have an interest in the Pool represented by the BCRC Certificate and the Variable Funding Certificate equal in the aggregate to at least 2% of the aggregate amount of Receivables included in the Pool, in each case as of the Series Issuance Date, and after giving effect to such issuance; for purposes of this clause (vii), BCRC shall be deemed to have an interest in the Pool represented by the Variable Funding Certificate even though BCI, as pledgee, is the registered holder thereof so long as BCI has not exercised its remedies in respect thereof.

Upon satisfaction of the above conditions, the Trustee shall execute the Supplement and the Depositor shall deliver to the Trustee the Investor Certificates of such Series or Variable Funding Certificate, as applicable, for execution by the Trustee on behalf of the Trust and authentication by the Trustee.

          (c) On or before the date of issuance for the Variable Funding Certificate, the parties hereto will execute and deliver a Supplement specifying the terms of the Variable Funding Certificate (which Supplement shall be subject to Section 13.01 hereof to the extent it amends any of the terms of this Agreement), upon satisfaction of the following conditions:

          (i) BCRC shall have an interest in the Pool represented by the BCRC Certificate and the Variable Funding Certificate equal in the aggregate to at least 2% of the aggregate amount of Receivables included in the Pool, in each case as of the date of, and after giving effect to, such issuance (or transfer or exchange as provided below); for purposes of this clause (i), BCRC shall be deemed to have an interest in the Pool represented by the Variable Funding Certificate even though BCI, as pledgee, is the registered holder thereof so long as BCI has not exercised its remedies in respect thereof;

       (ii) the Depositor shall have given the Rating Agencies ten (10) days' prior notice and the Rating Agency Condition shall have been satisfied with respect to such exchange (or transfer or exchange as provided below); and

       (iii) the Depositor shall have delivered to the Trustee, and any Enhancement Provider a Tax Opinion, dated the date of such exchange (or transfer or exchange as provided below), with respect thereto.

                                                                       (S) 6.03


Upon satisfaction of the above conditions, the Trustee shall execute the related Supplement and the Depositor shall deliver to the Trustee the Variable Funding Certificate for execution by the Trustee on behalf of the Trust and authentication by the Trustee. It is hereby agreed by the parties hereto that the foregoing conditions are deemed to have been satisfied with respect to the initial issuance of the Variable Funding Certificate on the first Closing Date.

          Notwithstanding anything herein to the contrary, (i) except for a pledge of the Variable Funding Certificate by BCRC to BCI (which pledge, or the exercise by BCI, as pledgee, of its remedies pursuant thereto, shall not be required to meet the conditions set forth in clauses (ii) and (iii) set forth above), the Variable Funding Certificate may not be transferred, assigned, exchanged, pledged or otherwise conveyed unless the conditions set forth in clauses (ii) and (iii) above have been satisfied and (ii) the Trustee shall not register the transfer of the Variable Funding Certificate except upon receipt of written instructions of the Depositor to effect such transfer upon receipt by the Depositor of reasonable assurances that such transfer complies with the provisions of the Securities Act of 1933, as amended.

          (d) The Depositor may surrender the BCRC Certificate to the Trustee in exchange for a newly issued BCRC Certificate and a second certificate (a Supplemental Certificate"), the terms of which shall be defined in a supplement
-------------------------
to this Agreement (which Supplement shall be subject to Section 13.01 hereof to the extent that it amends any of the terms of this Agreement), to be delivered to or upon the order of the Depositor (or the Holder of a Supplemental Certificate, in the case of the transfer or exchange thereof, as provided below), upon satisfaction of the conditions set forth in clauses (i), (ii) and
(iii) of subsection (c) of this Section 6.03.

The BCRC Certificate will at all times be beneficially owned by the Depositor. Any Supplemental Certificate may be transferred or exchanged only upon satisfaction of the conditions set forth in clauses (ii) and (iii) of subsection
(c) of this Section 6.03.

          SECTION 6.04.  Registration of Transfer and Exchange of Certificates.
                         -----------------------------------------------------
(a) The Trustee shall cause to be kept at the office or agency to be maintained in accordance with the provisions of Section 11.16 hereof a register (the

"Certificate Register") in which, subject to such reasonable regulations as it
---------------------
may prescribe, a transfer agent and registrar (which shall initially be the Trustee) (the "Transfer Agent and Registrar") shall provide for the registration
               ----------------------------
of the Registered Certificates and the Variable Funding Certificate and of transfers, pledges and exchanges of such Certificates as herein provided. The Transfer Agent and Registrar shall initially be the Trustee and any co-transfer agent and co-registrar chosen by the Depositor and acceptable to the Trustee.
So long as (x) the Trustee does not have an office in New York City and (y) any Investor Certificates or the Variable Funding Certificate is outstanding, the Depositor shall maintain a co-transfer agent and co-registrar in New York City. Any reference in this Agreement to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context requires otherwise.

                                                                       (S) 6.04


          Subject to subsection (c) below, upon surrender for registration of transfer of any Registered Certificate at any office or agency of the Transfer Agent and Registrar maintained for such purpose, one or more new Registered Certificates (of the same Series and Class) in authorized denominations of like aggregate fractional undivided interests in the Investors' Interest shall be executed, authenticated and delivered, in the name of the designated transferee or transferees.

          At the option of a Registered Certificateholder, Registered Certificates (of the same Series and Class) may be exchanged for other Registered Certificates of authorized denominations of like aggregate fractional undivided interests in the Investors' Interest, upon surrender of the Registered Certificates to be exchanged at any such office or agency. Registered Certificates, including Registered Certificates received in exchange for Bearer Certificates, may not be exchanged for Bearer Certificates. At the option of the Holder of a Bearer Certificate, subject to applicable laws and regulations, Bearer Certificates may be exchanged for other Bearer Certificates or Registered Certificates (of the same Series and Class) of authorized denominations of like aggregate fractional undivided interests in the Investors' Interest, upon surrender of the Bearer Certificates to be exchanged at an office or agency of the Transfer Agent and Registrar located outside the United States. Each Bearer Certificate surrendered pursuant to this Section 6.04 shall have attached thereto all unmatured Coupons; provided, that any Bearer Certificate, so
                               --------
surrendered after the close of business on the Record Date preceding the relevant payment date or distribution date after the expected final payment date need not have attached the Coupon relating to such payment date or distribution date (in each case, as specified in the applicable Supplement).

          The preceding provisions of this Section 6.04 notwithstanding, the Trustee or the Transfer Agent and Registrar, as the case may be, shall not be required to register the transfer of or exchange any Certificate for a period of fifteen (15) days preceding the due date for any payment with respect to the Certificate.

          Whenever any Investor Certificates are so surrendered for exchange, the Trustee shall execute, on behalf of the Trust, and authenticate and the Transfer Agent and Registrar shall deliver (in the case of Bearer Certificates, outside the United States) the Investor Certificates which the Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee or the Transfer Agent and Registrar duly executed by the Certificateholder or the attorney-in-fact thereof duly authorized in writing.

          Unless otherwise provided in the related Supplement, no service charge shall be made for any registration of transfer or exchange of Investor Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any such transfer or exchange.

                                                                       (S) 6.04


          All Investor Certificates (together with any Coupons) surrendered for registration of transfer and exchange or for payment shall be canceled and disposed of in a manner satisfactory to the Trustee. The Trustee shall cancel and destroy any Global Certificate upon its exchange in full for Definitive Euro-Certificates and shall deliver a certificate of destruction to the Depositor. Such certificate shall also state that a certificate or certificates of a Foreign Clearing Agency to the effect referred to in Section 6.11 hereof was received with respect to each portion of the Global Certificate exchanged for Definitive Euro-Certificates.

          The Depositor shall deliver to the Trustee Bearer Certificates and Registered Certificates in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under this Agreement and the Certificates.

          (b) The Transfer Agent and Registrar will maintain at its expense in each of the Borough of Manhattan, The City of New York, an office or agency where Investor Certificates may be surrendered for registration of transfer or exchange (except that Bearer Certificates may not be surrendered for exchange at any such office or agency in the United States).

          (c) Notwithstanding anything herein to the contrary, the Trustee shall not exchange the Variable Funding Certificate for other Variable Funding Certificates of like aggregate undivided interests in the Trust or register any transfer of the Variable Funding Certificate except upon receipt of written instructions from the Depositor to effect such exchange or registration of transfer upon receipt by the Depositor of reasonable assurances that such proposed exchange or transfer complies with the provisions of the Securities Act of 1933, as amended.

          (d)(i) Registration of transfer of Investor Certificates containing a legend to the effect set forth on Exhibit D-1 hereto shall be effected only if such transfer is made pursuant to an effective registration statement under the Act, or is exempt from the registration requirements under the Act. In the event that registration of a transfer is to be made in reliance upon an exemption from the registration requirements under the Act, the transferor or the transferee shall deliver, at its expense, to the Depositor, the Servicer and the Trustee, an investment letter from the transferee, substantially in the form attached to the applicable Supplement, and no registration of transfer shall be made until such letter is so delivered.

          Investor Certificates issued upon registration or transfer of, or Investor Certificates issued in exchange for, Investor Certificates bearing the legend referred to above shall also bear such legend unless the Depositor, the Servicer, the Trustee and the Transfer Agent and Registrar receive an opinion of counsel, satisfactory to each of them, to the effect that such legend may be removed.

                                                                       (S) 6.04


          Whenever an Investor Certificate containing the legend referred to above is presented to the Transfer Agent and Registrar for registration of transfer, the Transfer Agent and Registrar shall promptly seek written instructions from the Servicer regarding such transfer and shall be entitled to receive and conclusively rely upon instructions signed by a Servicing Officer prior to registering any such transfer. The Depositor hereby agrees to indemnify the Transfer Agent and Registrar and the Trustee and to hold each of them harmless against any loss, liability or expense incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in relation to any such instructions furnished pursuant to this clause (i).

          (ii) Registration of transfer of Investor Certificates containing a legend to the effect set forth on Exhibit D-2 hereto shall be effected only if such transfer is made to a Person which is not an employee benefit plan, trust or account, including an individual retirement account, that is subject to ERISA or that is described in Section 4975(e)(1) of the Code or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). By accepting and holding any such Investor
           ------------
Certificate, a Certificateholder shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in a Book-Entry Certificate, a Certificate Owner shall be deemed to have represented and warranted that it is not a Benefit Plan.

          SECTION 6.05.  Mutilated, Destroyed, Lost or Stolen Certificates.  If
                         -------------------------------------------------
(a) any mutilated Certificate (together, in the case of Bearer Certificates, with all unmatured Coupons (if any) appertaining thereto) is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and the Trustee and BCRC such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall
                                        ---- ----
execute, on behalf of the Trust, and authenticate, and the Transfer Agent and Registrar shall deliver (in the case of Bearer Certificates, outside the United States), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and aggregate fractional undivided interest. In connection with the issuance of any new Certificate under this Section 6.05, the Trustee or the Transfer Agent and Registrar may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 6.05 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 6.06.  Persons Deemed Owners.  The Trustee, the Transfer Agent
                         ---------------------
and Registrar and any agent of any of them may (a) prior to due presentation of a Certificate

                                                                       (S) 6.06


for registration of transfer, treat the Person or Persons in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to the terms of the applicable Supplement and for all other purposes whatsoever and (b) treat the bearer of a Bearer Certificate or Coupon as the owner of such Bearer Certificate or Coupon for the purpose of receiving distributions pursuant to the terms of the applicable Supplement and for all other purposes whatsoever; and, in any such case, neither the Trustee, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary. Notwithstanding the foregoing, in determining whether the Holders of the requisite Investor Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Investor Certificates owned by the Depositor, the Servicer, any other Holder of the BCRC Certificate or a Supplemental Certificate or any Affiliate thereof, shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Investor Certificates which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Investor Certificates so owned which have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Investor Certificates and that the pledgee is not the Depositor, the Servicer, any other Holder of the BCRC Certificate or a Supplemental Certificate or any Affiliate thereof.

          SECTION 6.07.  Access to List of Registered Certificateholders' Names
                         ------------------------------------------------------
and Addresses.  The Trustee will furnish or cause to be furnished by the
-------------
Transfer Agent and Registrar to the Servicer, within five (5) Business Days after receipt by the Trustee of a request therefor, a list in such form as the Servicer may reasonably require, of the names and addresses of the Registered Certificateholders. If three or more Holders of Investor Certificates (the "Applicants") apply to the Trustee, and such application states that the
-----------
Applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or any Supplement or under the Investor Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been indemnified to its reasonable satisfaction by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Registered Certificateholders of such Series or all outstanding Series, as applicable, held by the Trustee, within five (5) Business Days after the receipt of such application. Such list shall be as of a date no more than forty-five
(45) days prior to the date of receipt of such Applicants' request.

          Every Registered Certificateholder, by receiving and holding a Registered Certificate, agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, nor any of their respective agents, shall be held accountable by reason of the

                                                                      (S) 6.07


disclosure of any such information as to the names and addresses of the Registered Certificateholders hereunder, regardless of the sources from which such information was derived.

          SECTION 6.08.  Book-Entry Certificates.  Unless otherwise specified in
                         -----------------------
the related Supplement for any Series or Class, the Investor Certificates, upon original issuance, shall be issued in the form of one or more typewritten Investor Certificates representing the Book-Entry Certificates, to be delivered to the Depository, by, or on behalf of, the Depositor. The Investor Certificates shall initially be registered on the Certificate Register in the name of the Depository or its nominee, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Investor Certificates, except as provided in Section 6.10 hereof. Unless and until definitive, fully registered Investor Certificates ("Definitive
                                                           ----------
Certificates") have been issued to the applicable Certificate Owners pursuant to
------------
Section 6.10 hereof or as otherwise specified in any such Supplement:

          (a) the provisions of this Section 6.08 shall be in full force and effect;

          (b) the Depositor, the Servicer and the Trustee may deal with the Depository and the Depository Participants for all purposes (including the making of distributions) as the authorized representatives of the respective Certificate Owners;

          (c) to the extent that the provisions of this Section 6.08 conflict with any other provisions of this Agreement, the provisions of this Section
     6.08 shall control; and

          (d) the rights of the respective Certificate Owners shall be exercised only through the Depository and the Depository Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Depository and/or the Depository Participants. Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.10 hereof, the Depository will make book-entry transfers among the Depository Participants and receive and transmit distributions of principal and interest on the related Investor Certificates to such Depository Participants.

          For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Certificateholders evidencing a specified percentage of the aggregate unpaid principal amount of Investor Certificates, such direction or consent may be given by Certificate Owners (acting through the Depository and the Depository Participants) owning Investor Certificates evidencing the requisite percentage of principal amount of Investor Certificates.

          SECTION 6.09.  Notices to Depository.  Whenever any notice or other
                         ---------------------
communication is required to be given to Certificateholders of any Series or Class with

                                                                        (S) 6.09

respect to which Book-Entry Certificates have been issued, unless and until Definitive Certificates shall have been issued to the related Certificate Owners, the Trustee shall give all such notices and communications to the applicable Depository.

          SECTION 6.10.  Definitive Certificates.  If Book-Entry Certificates
                         -----------------------
have been issued with respect to any Series or Class and (a) the Depositor advises the Trustee that the Depository is no longer willing or able to discharge properly its responsibilities under the Depository Agreement with respect to such Series or Class and the Depositor is unable to locate a qualified successor, (b) the Depositor, at its option, advises the Trustee that it elects to terminate the book-entry system with respect to such Series or Class through the Depository or (c) after the occurrence of a Servicer Default, Certificate Owners of such Series or Class evidencing not less than 50% of the aggregate unpaid principal amount of such Series or Class advise the Trustee and the Depository through the Depository Participants that the continuation of a book-entry system with respect to the Investor Certificates of such Series or Class through the Depository is no longer in the best interests of the Certificate Owners with respect to such Certificates, then the Trustee shall notify all Certificate Owners of such Certificates, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of any such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall execute, on behalf of the Trust, and authenticate and deliver such Definitive Certificates. Neither the Depositor nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of such Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of such Definitive Certificates as Certificateholders hereunder.

          SECTION 6.11.  Global Certificate; Exchange Date.  (a)  If specified
                         ---------------------------------
in the related Supplement for any Series or Class, the Investor Certificates will initially be issued in the form of a single temporary global Certificate (the "Global Certificate") in bearer form, without interest coupons, in the
      ------------------
denomination of the entire aggregate principal amount of such Series or Class and substantially in the form set forth in the exhibit with respect thereto attached to the related Supplement. The Global Certificate will be executed by the Trustee, on behalf of the Trust, and authenticated by the Trustee upon the same conditions, in substantially the same manner and with the same effect as the Definitive Certificates. The Global Certificate may be exchanged as described below for Bearer or Registered Certificates in definitive form (the "Definitive Euro-Certificates").
 ----------------------------

          (b) The Manager shall, upon its determination of the date of completion of the distribution of the Investor Certificates of such Series or Class, so advise the Trustee, the

                                                                        (S) 6.11

Depositor, the Common Depositary, and each Foreign Clearing Agency forthwith. Without unnecessary delay, but in any event not prior to the Exchange Date, the Depositor will deliver to the Trustee at its London office or its designated agent outside the United States definitive Bearer Certificates in an aggregate principal amount equal to the entire aggregate principal amount of such Series or Class. All Bearer Certificates so issued and delivered will have Coupons attached. The Global Certificate may be exchanged for an equal aggregate principal amount of Definitive Euro-Certificates only on or after the Exchange Date. A United States institutional investor may exchange the portion of the Global Certificate beneficially owned by it only for an equal aggregate principal amount of Registered Certificates bearing the applicable legend set forth in the form of Registered Certificate attached to the related Supplement and having a minimum denomination of $500,000, which may be in temporary form if the Depositor so elects. The Depositor may waive the $500,000 minimum denomination requirement if it so elects. Upon any demand for exchange for Definitive Euro-Certificates in accordance with this subsection (b), the Depositor shall cause the Trustee to authenticate and deliver the Definitive Euro-Certificates to the Holder (x) outside the United States, in the case of Bearer Certificates, and (y) according to the instructions of the Holder, in the case of Registered Certificates, but in either case only upon presentation to the Trustee of a written statement substantially in the form of Exhibit F-1 hereto with respect to the Global Certificate or portion thereof being exchanged, signed by a Foreign Clearing Agency and dated on the Exchange Date or a subsequent date, to the effect that it has received in writing or by tested telex a certification substantially in the form of (i) in the case of beneficial ownership of the Global Certificate or a portion thereof being exchanged by a United States institutional investor pursuant to the second preceding sentence, the certificate in the form of Exhibit F-2 hereof signed by the Manager which sold the relevant Certificates or (ii) in all other cases, the certificate in the form of Exhibit F-3 hereto, the certificate referred to in this clause
(ii) being dated on the earlier of the first actual payment of interest in respect of such Certificates and the date of the delivery of such Certificate in definitive form. Upon receipt of such certification, the Trustee shall cause the Global Certificate to be endorsed in accordance with subsection (d) below. Any exchange as provided in this Section 6.11 shall be made free of charge to the Holders and the beneficial owners of the Global Certificate and to the beneficial owners of the Definitive Euro-Certificates issued in exchange, except that a person receiving Definitive Euro-Certificates must bear the cost of insurance, postage, transportation and the like in the event that such person does not receive such Definitive Euro-Certificates in person at the offices of a Foreign Clearing Agency.

          (c) The delivery to the Trustee by a Foreign Clearing Agency of any written statement referred to above may be relied upon by the Depositor and the Trustee as conclusive evidence that a corresponding certification or certifications has or have been delivered to such Foreign Clearing Agency pursuant to the terms of this Agreement.

                                                                        (S) 6.11

          (d) Upon any such exchange of all or a portion of the Global Certificate for a Definitive Euro-Certificate or Certificates, such Global Certificate shall be endorsed by or on behalf of the Trustee to reflect the reduction of its principal amount by an amount equal to the aggregate principal amount of such Definitive Euro-Certificate or Certificates. Until so exchanged in full, such Global Certificate shall in all respects be entitled to the same benefits under this Agreement as Definitive Euro-Certificates authenticated and delivered hereunder except that the beneficial owners of such Global Certificate shall not be entitled to receive payments of interest on the Certificates until they have exchanged their beneficial interests in such Global Certificate for Definitive Euro-Certificates.

          SECTION 6.12.  Meetings of Investor Certificateholders.  (a)  If at
                         ---------------------------------------
the time any Bearer Certificates are issued and outstanding with respect to any Series or Class to which any meeting described below relates, the Servicer or the Trustee may at any time call a meeting of Investor Certificateholders of any Series or Class or of all Series, to be held at such time and at such place as the Servicer or the Trustee, as the case may be, shall determine, for the purpose of approving a modification of or amendment to, or obtaining a waiver of any covenant or condition set forth in, this Agreement, any Supplement or the Investor Certificates or of taking any other action permitted to be taken by Investor Certificateholders hereunder or under any Supplement. Notice of any meeting of Investor Certificateholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given in accordance with Section 13.06 hereof, the first mailing and publication to be not less than twenty (20) nor more than one hundred and eighty
(180) days prior to the date fixed for the meeting. To be entitled to vote at any meeting of Investor Certificateholders a person shall be (i) a Holder of one or more Investor Certificates of the applicable Series or Class or (ii) a person appointed by an instrument in writing as proxy by the Holder of one or more such Investor Certificates. The only persons who shall be entitled to be present or to speak at any meeting of Investor Certificateholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Depositor, the Servicer and the Trustee and their respective counsel.

          (b) At a meeting of Investor Certificateholders, persons entitled to vote Investor Certificates evidencing a majority of the aggregate unpaid principal amount of the applicable Series or Class or all outstanding Series, as the case may be, shall constitute a quorum. No business shall be transacted in the absence of a quorum, unless a quorum is present when the meeting is called to order. In the absence of a quorum at any such meeting, the meeting may be adjourned for a period of not less than ten (10) days; in the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than ten (10) days; at the reconvening of any meeting further adjourned for lack of a quorum, the persons entitled to vote Investor Certificates evidencing at least 25% of the aggregate unpaid principal amount of the applicable Series or Class or all outstanding Series, as the case may be, shall constitute a quorum for the taking

                                                                        (S) 6.12

of any action set forth in the notice of the original meeting. Notice of the reconvening of any adjourned meeting shall be given as provided above except that such notice must be given not less than five (5) days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of any adjourned meeting shall state expressly the percentage of the aggregate principal amount of the outstanding applicable Investor Certificates which shall constitute a quorum.

          (c) Any Investor Certificateholder who has executed an instrument in writing appointing a person as proxy shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided, that
                                                              --------
such Investor Certificateholder shall be considered as present or voting only with respect to the matters covered by such instrument in writing. Subject to the provisions of Section 13.01 hereof, any resolution passed or decision taken at any meeting of Investor Certificateholders duly held in accordance with this
Section 6.12 shall be binding on all Investor Certificateholders whether or not present or represented at the meeting.

          (d) The holding of Bearer Certificates shall be proved by the production of such Bearer Certificates or by a certificate, satisfactory to the Servicer, executed by any bank, trust company or recognized securities dealer, wherever situated, satisfactory to the Servicer. Each such certificate shall be dated and shall state that on the date thereof a Bearer Certificate bearing a specified serial number was deposited with or exhibited to such bank, trust company or recognized securities dealer by the person named in such certificate. Any such certificate may be issued in respect of one or more Bearer Certificates specified therein. The holding by the person named in any such certificate of any Bearer Certificate specified therein shall be presumed to continue for a period of one year from the date of such certificate unless at the time of any determination of such holding (i) another certificate bearing a later date issued in respect of the same Bearer Certificate shall be produced, (ii) the Bearer Certificate specified in such certificate shall be produced by some other person or (iii) the Bearer Certificate specified in such certificate shall have ceased to be outstanding. The appointment of any proxy shall be proved by having the signature of the person executing the proxy guaranteed by any bank, trust company or recognized securities dealer satisfactory to the Trustee.

          (e) The Trustee shall appoint a temporary chairman of the meeting. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of Investor Certificates evidencing a majority of the aggregate unpaid principal amount of Investor Certificates of the applicable Series or Class or all outstanding Series, as the case may be, represented at the meeting. No vote shall be cast or counted at any meeting in respect of any Investors Certificate challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote except as an Investor Certificateholder or proxy. Any meeting of Investor

                                                                        (S) 6.12

Certificateholders duly called at which a quorum is present may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

          (f) The vote upon any resolution submitted to any meeting of Investor Certificateholders shall be by written ballot on which shall be subscribed the signatures of Investor Certificateholders or proxies and on which shall be inscribed the serial number or numbers of the Investor Certificates held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Investor Certificateholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was published as provided above. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Servicer and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                                  ARTICLE VII

                             Other Matters Relating
                             ----------------------
                                to the Depositor
                                ----------------

          SECTION 7.01.  Liability of the Depositor.  The Depositor shall be
                         --------------------------
liable for all obligations, covenants, representations and warranties of the Depositor arising under or related to this Agreement. Except as provided in the preceding sentence, the Depositor shall be liable only to the extent of the obligations specifically undertaken by it in its capacity as Depositor hereunder.

          SECTION 7.02.  Limitation on Liability of the Depositor. Subject to
                         ----------------------------------------
Section 7.01 and Section 7.03 hereof, neither the Depositor nor any of the directors, officers, employees, affiliates, stockholders, agents, representatives or advisors of the Depositor shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action in the capacity as Depositor pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision shall not
                             --------  -------
protect the Depositor or any such person against any liability which would otherwise be imposed by reason of wilful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor and any director,

                                                                        (S) 7.02

officer, employee affiliate, stockholder, agent, representative or advisor of the Depositor may rely in good faith on any document of any kind prima facie
                                                                 ----- -----
properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall not be under any obligation to appear in, prosecute or defend any legal action which in its reasonable opinion may involve it in any expense or liability.

          SECTION 7.03.  Depositor Indemnification of the Trust and the Trustee.
                         ------------------------------------------------------
The Depositor shall indemnify and hold harmless the Trust, for the benefit of the Certificateholders and the other Beneficiaries, and the Trustee, from and against any loss, liability, reasonable expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of or based upon the arrangement created by this Agreement, including any judgment, general settlement, reasonable attorneys' fees and other costs and expenses incurred by the Trustee in connection with the defense of any actual or threatened action, proceeding or claim (but excluding losses on Receivables and amounts due with respect thereto); provided, however, that the Depositor shall
                                   --------  -------
not indemnify the Trust or the Trustee or any officer, director, employee or agent of the Trustee if such acts or omissions constitute, or such actual or threatened action, proceeding or claim arose out of, or such loss, liability, expense, damage or injury was caused by, fraud, gross negligence, breach of fiduciary duty or wilful misconduct by the Trustee; and provided, further, that
                                                        --------  -------
the Depositor shall not be liable, directly or indirectly, for or in respect of any indebtedness or obligation evidenced or created by any Certificate, recourse as to which is limited solely to the assets of the Trust allocated for payment thereof as provided in this Agreement and any applicable Supplement; and provided, further, that the Depositor shall not indemnify the Trust, Trustee or
--------  -------
the Certificateholders or any other Beneficiaries for any liabilities, cost or expense of the Trust with respect to any action taken by the Trustee at the request of any such Certificateholders or other Beneficiaries or with respect to any Federal, state or local income or franchise taxes (or any interest or penalties with respect thereto) required to be paid by the Trust or any Certificateholder or other Beneficiary in connection herewith to any taxing authority. Subject to Section 7.01 hereof, any indemnification pursuant to this
Section 7.03 shall only be from assets of the Depositor not pledged to third parties or otherwise encumbered in a manner permitted by the Certificate of Incorporation of the Depositor and shall only be made after payment in full of any amounts that the Depositor is obligated to deposit in the Collection Account pursuant to this Agreement. Any indemnification under this Article VII shall survive the termination of this Agreement.


                                  ARTICLE VIII

                             Other Matters Relating
                             ----------------------
                                to the Servicer
                                ---------------

                                                                        (S) 8.01

          SECTION 8.01.  Liability of the Servicer.  The Servicer shall be
                         -------------------------
liable under this Article VIII only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.

          SECTION 8.02.  Merger or Consolidation of, or Assumption of, the
                         -------------------------------------------------
Obligations of the Servicer.  The Servicer shall not consolidate with or merge
---------------------------
into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

          (a) the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia and, if the Servicer is not the surviving entity, such corporation shall assume, without the execution or filing of any paper or any further act on the part of any of the parties hereto, the performance of every covenant and obligation of the Servicer hereunder; and

          (b) the Servicer has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer comply with this Section 8.02 and that all conditions precedent herein provided for relating to such transaction have been complied with.

          SECTION 8.03.  Limitation on Liability of the Servicer and Others.
                         --------------------------------------------------
Except as provided in Section 8.04 hereof, neither the Servicer nor any of the directors, officers, employees, affiliates, stockholders, agents, representatives or advisors of the Servicer, shall be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action in its capacity as Servicer pursuant to this Agreement; provided, however, that this provision
                                     --------  -------
shall not protect the Servicer or any such person against any liability which would otherwise be imposed by reason of wilful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director, officer, employee, affiliates, stockholders, agent, representatives or advisors of the Servicer may rely in good faith on any document of any kind prima facie properly
                                                            ----- -----
executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action other than as part of the good faith performance of its servicing obligations hereunder.

          SECTION 8.04.  Servicer Indemnification of the Trust and the Trustee.
                         -----------------------------------------------------
The Servicer shall indemnify and hold harmless the Trust (for the benefit of the Certificateholders and the other Beneficiaries) and the Trustee from and against any loss, liability, reasonable expense, damage or injury suffered or sustained by reason of any acts, omissions or alleged

                                                                        (S) 8.04

acts or omissions arising out of or based upon the arrangement created by this Agreement, including but not limited to any judgment, general settlement, reasonable attorneys' fees and other costs and expenses incurred by the Trustee in connection with the defense of any actual or threatened action, proceeding or claim (but excluding losses on Receivables and amounts due with respect thereto); provided, however, that the Servicer shall not indemnify or hold
          --------  -------
harmless any such indemnified party if such acts or omissions constitute, or such actual or threatened action, proceeding or claim arose out of, or such liability, expense, damage or injury was caused by, fraud, gross negligence, breach of fiduciary duty or wilful misconduct by such indemnified party; and provided, further, that the Servicer shall not be liable, directly or
--------  -------
indirectly, for or in respect of any indebtedness or obligation evidenced or created by any Certificate, recourse as to which is limited solely to the assets of the Trust allocated for payment thereof as provided in this Agreement and any applicable Supplement; and provided, further, that the Servicer shall not
                           --------  -------
indemnify the Trust, the Trustee or the Certificateholders or the other Beneficiaries for any liabilities, cost or expense of the Trust with respect to any action taken by the Trustee at the request of the Certificateholders or any other Beneficiaries to the extent the Trustee is fully indemnified by such Certificateholders or other Beneficiaries with respect to such action or with respect to any Federal, state or local income or franchise taxes (or any interest or penalties with respect thereto) required to be paid by the Trust or the Certificateholders or the other Beneficiaries in connection herewith to any
taxing authority.   The Servicer shall indemnify and hold harmless the Trustee and its officers, directors, employees or agents from and against any loss, liability, reasonable expense, damage or injury suffered or sustained by reason of the acceptance of the Trust by the Trustee, the issuance by the Trust of the Certificates or any of the other matters contemplated herein or in any Supplement (but excluding losses on Receivables and amounts due with respect thereto); provided, however, that the Servicer shall not indemnify the Trustee
          --------  -------
or its officers, directors, employees or agents for any loss, liability, expense, damage or injury caused by the fraud, gross negligence, breach of fiduciary duty or wilful misconduct of any of them. Any indemnification under this Article VIII shall run directly to and be enforceable by an injured party subject to the limitations hereof and shall survive the resignation or removal of the Servicer, the resignation or removal of the Trustee and/or the termination of the Trust and shall survive the termination of this Agreement. Any such indemnification shall not be payable from the assets of the Trust.

          SECTION 8.05.  The Servicer Not to Resign.  The Servicer shall not
                         --------------------------
resign from the obligations and duties hereby imposed on it except upon its determination that the performance of its duties hereunder is no longer permissible under applicable law. No such resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with Section
10.02 hereof. If the Trustee is unable within sixty (60) days of the date of such determination to appoint a Successor Servicer, the Trustee shall serve as Successor Servicer hereunder.

                                                                        (S) 8.06

          SECTION 8.06.  Access to Certain Documentation and Information
                         -----------------------------------------------
Regarding the Receivables.  The Servicer shall provide to the Trustee access to
-------------------------
the documentation regarding the Accounts and the Receivables in such cases where the Trustee is required in connection with the enforcement of the rights of the Certificateholders, or by applicable statutes or regulations to review such documentation, such access being afforded without charge but only (a) upon reasonable request, (b) during normal business hours, (c) subject to the Servicer's normal security and confidentiality procedures and (d) at offices designated by the Servicer. Nothing in this Section 8.06 shall derogate from the obligation of the Depositor, the Trustee or the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access as provided in this Section 8.06 as a result of such obligation shall not constitute a breach of this
Section 8.06.

          SECTION 8.07.  Delegation of Duties.  Subject to Section 3.01 hereof,
                         --------------------
in the ordinary course of business, the Servicer or any Affiliate of BCI servicing Receivables may at any time delegate any duties hereunder to any Person who agrees to conduct such duties in accordance with the Financing Guidelines and this Agreement. The Servicer shall give prompt written notice of any such delegation of a material function to the Rating Agencies, any Agent and any Enhancement Providers. Such delegation shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section 8.05 hereof and the Rating Agency Condition shall have been satisfied with respect to such delegation prior to such delegation. It is understood that Affiliates of BCI perform servicing activities on behalf of BCI with respect to certain Receivables and that no action on the part of the Servicer under this Section
8.07 is required and the Rating Agency Condition is deemed to have been satisfied in connection with such servicing activities.

          SECTION 8.08.  Examination of Records.  The Depositor and the Servicer
                         ----------------------
shall indicate generally in its computer files or other records that the Receivables arising in the Accounts have been conveyed to the Trust pursuant to this Agreement for the benefit of the Certificateholders and the other Beneficiaries. The Depositor and the Servicer shall, prior to the sale or transfer to a third party of any receivable held in its custody, examine its computer and other records to determine that such receivable is not a Receivable.


                                   ARTICLE IX

                           Early Amortization Events
                           -------------------------

          SECTION 9.01.  Early Amortization Events.  If any one of the following
                         -------------------------
events shall occur:

                                                                        (S) 9.01

          (a) a failure by the Depositor to convey Receivables in Additional Accounts to the Trust within five (5) Business Days after the day on which it is required to convey such Receivables pursuant to this Agreement;

          (b) Bombardier Corporation, the Depositor or the Servicer (or BCI, if it is not the Servicer) shall file a petition commencing a voluntary case under any chapter of the Federal bankruptcy laws; or Bombardier Corporation, the Depositor or the Servicer (or BCI, as aforesaid) shall file a petition or answer or consent seeking reorganization, arrangement, adjustment, or composition under any other similar applicable Federal law, or shall consent to the filing of any such petition, answer, or consent; or Bombardier Corporation, the Depositor or the Servicer (or BCI, as aforesaid) shall appoint, or consent to the appointment of, a custodian, receiver, liquidator, trustee, assignee, sequestrator or other similar official in bankruptcy or insolvency of it or of any substantial part of its property; or Bombardier Corporation, the Depositor or the Servicer (or BCI, as aforesaid) shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

          (c) any order for relief against Bombardier Corporation, the Depositor or the Servicer (or BCI, if it is not the Servicer) shall have been entered by a court having jurisdiction in the premises under any chapter of the Federal bankruptcy laws, and such order shall have continued undischarged or unstayed for a period of sixty (60) days; or a decree or order by a court having jurisdiction in the premises shall have been entered approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of Bombardier Corporation, the Depositor or the Servicer (or BCI, as aforesaid) under any other similar applicable Federal law, and such decree or order shall have continued undischarged or unstayed for a period of one hundred and twenty (120) days; or a decree or order of a court having jurisdiction in the premises for the appointment of a custodian, receiver, liquidator, trustee, assignee, sequestrator, or other similar official in bankruptcy or insolvency of Bombardier Corporation, the Depositor or the Servicer (or BCI, as aforesaid) or of any substantial part of its property or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of one hundred and twenty (120) days;

          (d) failure on the part of the Depositor, the Servicer or BCI, as applicable, to:

               (i) make any payment or deposit (including but not limited to any Transfer Deposit Amount or Adjustment Payment) required by the terms of this Agreement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made herein, which failure is

                                                                       (S) 9.01

          not cured within five (5) Business Days after notice from the Trustee of such failure; or

            (ii) with respect to any Series, deliver a Distribution Date Statement within ten (10) Business Days after notice from the Trustee of such failure to deliver such Distribution Date Statement; or

           (iii) duly comply with, observe or perform in any material respect the covenant of the Depositor set forth in Section 2.06(a) hereof with respect to any Receivable, which failure, in the case of this clause
          (iii), has a material adverse effect on the interests of the Holders of the Investor Certificates or the Holder of the Variable Funding Certificate and continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Depositor by the Trustee or any Enhancement Provider; provided, however, than an Early
                                               --------  -------
          Amortization Event shall not be deemed to have occurred if the Depositor shall have repurchased the related Receivables or, if applicable, all of the Receivables during such period in accordance with the provisions of this Agreement; or

            (iv) duly observe or perform in any material respect any other covenants or agreements of the Depositor or the Servicer, as the case may be, set forth in this Agreement which failure, in the case of this clause (iv), has a material adverse effect on the interests of the Holders of the Investor Certificates or the Holder of the Variable Funding Certificate and continues unremedied for a period of forty-five (45) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Depositor by the Trustee or any Enhancement Provider;

          (e) any representation or warranty made by the Depositor in this Agreement or any information contained in a computer file or microfiche or written list required to be delivered by the Depositor pursuant to Section 2.01, Section 2.05, Section 2.07 or Section 2.08 hereof, (i) shall prove to have been incorrect in any material respect when made or when delivered, and shall continue to be incorrect in any material respect for a period of sixty (60) days (or such longer period as may be specified in such notice) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Depositor by the Trustee and
     (ii) as a result of such incorrectness the interests of the Holders of the Investor Certificates or the Holder of the Variable Funding Certificate are materially and adversely affected (excluding, however, the representation
                                        ---------
     and warranty made by the Depositor pursuant to Section 2.03(m) hereof if this Agreement constitutes the grant of a perfected security interest in the Receivables and Collateral Security (and

                                                                       (S) 9.01

     the proceeds thereof) under the UCC as then in effect in the State of Vermont transferred to the Trust hereunder); provided, however, that an
                                                  --------  -------
     Early Amortization Event shall not be deemed to have occurred under this subsection (e) if the Depositor has repurchased the related Receivable or all such Receivables, if applicable, during such period in accordance with the provisions of this Agreement;

          (f) the Trust or the Depositor shall become an "investment company" within the meaning of the Investment Company Act of 1940, as amended; or

          (g) the occurrence of a Liquidation Event;

then, subject to applicable law, and after the applicable grace period, if any, an amortization event (an "Early Amortization Event") shall occur without any
                           ------------------------
notice or other action on the part of the Trustee, any Agent, the Certificateholders or any other Beneficiary, immediately upon the occurrence of such event.

          SECTION 9.02.  Additional Rights Upon the Occurrence of Certain
                         ------------------------------------------------
Events.  (a)  If a Liquidation Event occurs or the Depositor violates Section
------
2.06(a) hereof for any reason (and such violation becomes an "Early Amortization Event" under subclause (iii) of Section 9.01(d) hereof), BCRC shall on the day such Liquidation Event or Early Amortization Event occurs because of such violation (the "Appointment Date") immediately cease to transfer Receivables to
                ----------------
the Trust and shall promptly give notice to the Trustee of such Liquidation Event or Early Amortization Event occurring because of such violation. Notwithstanding any cessation of the transfer to the Trust of additional Receivables, Receivables transferred to the Trust prior to the occurrence of such Liquidation Event or Early Amortization Event occurring because of such violation and Collections in respect of such Receivables whenever created or accrued in respect of such Receivables, shall continue to be a part of the Trust. Furthermore, within fifteen (15) days of the date of an event specified in Section 9.01(b) or Section 9.01(c) hereof with respect to the Depositor or an Early Amortization Event occurring due to the Depositor violating Section 2.06(a) hereof for any reason, the Trustee shall (i) publish a notice in an Authorized Newspaper that such event or Early Amortization Event has occurred and that the Trustee intends to sell, dispose of or otherwise liquidate the Receivables on commercially reasonable terms and in a commercially reasonable manner and (ii) give notice to Registered Certificateholders and the Holder of the Variable Funding Certificate describing the provisions of this Section 9.02 and requesting instructions from such Holders. Unless the Trustee shall have received instructions within ninety (90) days from the date notice pursuant to clause (ii) above is first given from (x) Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of each Series or, with respect to any Series with two or more Classes, of each Class, to the effect that such Certificateholders disapprove of the liquidation of the Receivables, and (y) the Holder of the Variable Funding Certificate to such effect, then the Trustee shall promptly sell, dispose of or otherwise liquidate the Receivables, or cause to be

                                                                       (S) 9.02

sold, disposed of or otherwise liquidated, in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids; provided that if such sale, disposition or liquidation is
                  --------
being made solely on account of the Depositor's violation of Section 2.06(a) hereof, then the Trustee shall effect such sale, disposition or liquidation, to be effected only if the net proceeds of such sale, disposition or liquidation, applied in accordance with subsection (b) of this Section 9.02, will be sufficient to pay accrued interest on each Series of Certificates plus the outstanding principal balance of each Series of Certificates. The Trustee may obtain and conclusively rely upon a prior determination from any applicable conservator, receiver or liquidator that the terms and manner of any proposed sale, disposition or liquidation are commercially reasonable. The provisions of
Section 9.01 hereof and this Section 9.02 shall not be deemed to be mutually exclusive.

          (b) The proceeds from the sale, disposition or liquidation of the Receivables pursuant to subsection (a) above ("Trust Liquidation Proceeds")
                                               --------------------------
shall be immediately deposited in the Collection Account. The Trustee shall determine conclusively the amount of the Trust Liquidation Proceeds which are deemed to be Non-Principal Receivables and Principal Receivables. The Trust Liquidation Proceeds shall be allocated and distributed to Certificateholders and the Holder of the Variable Funding Certificate in accordance with Article IV hereof and the terms of each Supplement and the Trust shall terminate immediately thereafter.


                                   ARTICLE X

                               Servicer Defaults
                               -----------------

          SECTION 10.01.  Servicer Defaults.  If any one of the following events
                          -----------------
(a "Servicer Default") shall occur and be continuing with respect to the
    ----------------
Servicer:

          (a) the failure by the Servicer to make any payment, transfer or deposit into the Trust (or into any Series Account) on or before the date such payment, transfer or deposit is required to be made under the terms of this Agreement, which failure is not cured within five (5) Business Days following notice thereof from the Trustee;

          (b) failure on the part of the Servicer duly to observe or perform its covenant not to create any lien on any Receivable which failure has a material adverse effect on the Certificateholders and which continues unremedied for a period of sixty (60) days after written notice to it of such failure; provided, however, that a "Servicer Default" shall not be
                   --------  -------
     deemed to have occurred if BCRC or the Servicer shall have repurchased the related Receivables or, if applicable, all of the Receivables during such period in accordance with the provisions of this Agreement;

                                                                      (S) 10.01

          (c) failure on the part of the Servicer duly to observe or perform any covenants or agreements of the Servicer set forth in this Agreement (other than with respect to those specified in clause (b) above and with respect to clauses (vii), (viii) and (ix) under Section 3.03(a) hereof, to the extent the terms of Section 3.03(c) hereof have been complied with) which failure has a material adverse effect on the Certificateholders or the Variable Funding Certificateholder and which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee;

          (d) any representation, warranty or certification made by the
     Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made and which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice thereof, requiring the same to be remedied, shall have been given to the Servicer by the Trustee and as a result of which the interests of the Certificateholders or the Variable Funding Certificateholder are materially and adversely affected; provided,
                                                                      --------
     however, that a "Servicer Default" shall not be deemed to have occurred if
     -------
     BCRC shall have repurchased the related Receivables or, if applicable, all of the Receivables during such period in accordance with the provisions of this Agreement; or

          (e) the Servicer shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator or other similar official in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

          In the event of any Servicer Default, so long as the Servicer Default shall not have been remedied, the Trustee, by notice then given in writing to the Servicer (a "Termination Notice"), may terminate all but not less than all
                 ------------------
of the rights and obligations (other than its obligations that have accrued up to the time of such termination) of the Servicer as Servicer under this Agreement and in and to the Receivables and the proceeds thereof. After receipt by the Servicer of a Termination Notice, and on the date that a

                                                                      (S) 10.01

Successor Servicer shall have been appointed by the Trustee pursuant to Section
10.02 hereof, all authority and power of the Servicer under this Agreement shall pass to and be vested in a Successor Servicer (a "Service Transfer") and,
                                                  ----------------
without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Service Transfer; provided, however,
                                                             --------  -------
that in no event shall the Servicer incur any liability for any such action taken by the Trustee. The Servicer agrees to cooperate with the Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account, or which shall thereafter be received with respect to the Receivables, and in assisting the Successor Servicer. The Servicer shall promptly transfer its electronic records relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section 10.01 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interest.

          Notwithstanding the foregoing, a delay in or failure of performance under subsection (a) of this Section 10.01 for a period of up to ten (10) Business Days after the applicable grace period or a delay in or failure of performance (or the continuance of any such delay or failure) under subsection
(b), (c) or (d) of this Section 10.01 for a period of up to sixty (60) Business Days, shall not constitute a Servicer Default if such delay or failure or continuance was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Trustee, any Enhancement Providers and the Depositor with an Officers' Certificate giving prompt notice of such failure or delay by it, together with a description of its efforts so to perform its obligations. The Servicer shall immediately notify the Trustee in writing of any Servicer Default.

                                                                      (S) 10.02

          SECTION 10.02.  Trustee to Act; Appointment of Successor.  (a)  On and
                          ----------------------------------------
after the receipt by the Servicer of a Termination Notice pursuant to Section
10.01 hereof, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice, or otherwise specified by the Trustee, until a date mutually agreed upon by the Servicer and Trustee. The Trustee shall as promptly as possible after the giving of a Termination Notice appoint an Eligible Servicer as a successor servicer (the "Successor Servicer"), subject to the
                                       ------------------
consent of any Enhancement Providers and any Agents, which consent shall not be unreasonably withheld, and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee. In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Trustee without further action shall automatically be appointed the Successor Servicer. The Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with Section 3.01 and Section 8.07 hereof. Notwithstanding the above, the Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established institution having a net worth of not less than $100,000,000 and whose regular business includes the servicing of wholesale receivables as the Successor Servicer hereunder. The Trustee shall immediately give notice to the Rating Agencies, any Enhancement Providers, any Agents and the Certificateholders upon the appointment of a Successor Servicer.

          (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof (except that the Successor Servicer shall not be liable for any liabilities incurred by the predecessor Servicer), and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer. Any Successor Servicer, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of any Enhancement Agreement.

          (c) In connection with any Termination Notice, the Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer for servicing compensation not in excess of the Servicing Fee (provided that if all such bids exceed the Servicing Fee the Depositor at its own expense shall pay when due the amount of any compensation in excess of the Servicing Fee);

provided, however, that the Depositor shall be responsible for payment of the
--------  -------
Depositor's portion of the Servicing Fee as determined pursuant to this Agreement and all other amounts in excess of the aggregate of the Monthly Servicing Fees specified in the Supplements, and that no such monthly compensation paid out of Collections shall be in excess of such aggregate of the Monthly Servicing Fees. The Holder of the BCRC Certificate and the Holder of any Supplemental Certificate each agrees that if BCI (or any Successor Servicer) is terminated as Servicer hereunder, the portion of Collections to be paid

                                                                      (S) 10.02

to the Depositor shall be reduced by an amount sufficient to pay Depositor's share of the compensation of the Successor Servicer.

          (d) All authority and power granted to the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.01 hereof, and shall pass to and be vested in the Depositor and, without limitation, the Depositor is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer agrees to cooperate with the Depositor in effecting the termination of the responsibilities and rights of the Successor Servicer to conduct servicing on the Receivables. The Successor Servicer shall transfer its electronic records relating to the Receivables to the Depositor in such electronic form as the Depositor may reasonably request and shall transfer all other records, correspondence and documents to the Depositor in the manner and at such times as the Depositor shall reasonably request. To the extent that compliance with this
Section 10.02 shall require the Successor Servicer to disclose to the Depositor information of any kind which the Successor Servicer deems to be confidential, the Depositor shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall deem necessary to protect its interests.


                                  ARTICLE XI

                                  The Trustee
                                  -----------

          SECTION 11.01.  Duties of Trustee.  (a)  The Trustee, prior to the
                          -----------------
occurrence of any Servicer Default of which a Responsible Officer of the Trustee has knowledge and after the curing of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or duties shall be read into this Agreement against the Trustee. If, to the knowledge of a Responsible Officer of the Trustee, a Servicer Default has occurred (and such Servicer Default has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs; provided, however,
                                                           --------  -------
that if the Trustee shall assume the duties of the Servicer pursuant to Section
8.05 or Section 10.02 hereof, the Trustee, in performing such duties, shall use the degree of skill and attention customarily exercised by a servicer with respect to comparable receivables that it services for itself or others.

          (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are

                                                                      (S) 11.01

specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they substantially conform to the requirements of this Agreement.

          (c) Subject to subsection (a) above, no provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own wilful misconduct; provided, however, that:
            --------  -------

          (i) the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

       (ii) the Trustee shall not be charged with knowledge of any Servicer Default or the failure by the Servicer to comply with the obligations of the Servicer referred to in subsections (a), (b) and (c) of Section 10.01 hereof unless a Responsible Officer of the Trustee obtains actual knowledge of such failure;

       (iii) the Trustee shall not be charged with knowledge of an Early Amortization Event unless a Responsible Officer of the Trustee obtains actual knowledge thereof; and

       (iv) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Investor Certificates aggregating more than 66-2/3% of the Invested Amount of any Series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to such Series, or exercising any trust or power conferred upon the Trustee with respect to such Series, under this Agreement.

          (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement. Notwithstanding the prior sentence, the Trustee when acting as successor Servicer, is still entitled to indemnification under Section 7.03 and
Section 8.04 hereof.

                                                                      (S) 11.01

          (e) Except as expressly provided in this Agreement, the Trustee shall have no power to vary the corpus of the Trust including the power to (i) accept any substitute obligation for a Receivable initially assigned to the Trust under
Section 2.01 or Section 2.05 hereof, (ii) add any other investment, obligation or security to the Trust or (iii) withdraw from the Trust any Receivables.

          (f) If, to the actual knowledge of a Responsible Officer of the Trustee, the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated promptly upon the actual knowledge of a Responsible Officer of the Trustee to perform such obligation, duty or agreement in the manner so required.

          (g) If the Depositor has agreed to transfer any of its receivables (other than the Receivables) to another Person, then upon the written request of the Depositor, the Trustee, on behalf of the Trust, will enter into such intercreditor agreements with the transferee of such receivables as are customary and necessary to identify separately the rights, if any, of the Trust and such other Person in the Depositor's receivables; provided, however, that
                                                      --------  -------
the Trustee shall not be required to enter into any intercreditor agreement which could, in the sole opinion of the Trustee, adversely affect the interests of the Certificateholders, the Holder of the Variable Funding Certificate or the Trustee and, upon the request of the Trustee, the Depositor will deliver an Opinion of Counsel on any matters relating to such intercreditor agreement, reasonably requested by the Trustee.

          (h) Notwithstanding any other provision contained herein, the Trustee is not acting as, and shall not be deemed to be, a fiduciary for any Enhancement Provider in its capacity as such or as a Beneficiary, and the Trustee's sole responsibility with respect to said parties shall be to perform those duties with respect to said parties as are specifically set forth herein and no implied duties or obligations shall be read into this Agreement against the Trustee with respect to any such party.

          SECTION 11.02.  Certain Matters Affecting the Trustee. Except as
                          -------------------------------------
otherwise provided in Section 11.01 hereof:

          (a) the Trustee may rely on and shall be protected in acting on, or in refraining from acting in accordance with, any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;

                                                                      (S) 11.02

          (b) the Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

          (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or any Enhancement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders or any Enhancement Provider, pursuant to the provisions of this Agreement, unless such Certificateholders or Enhancement Providers shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

          (d) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement or any Enhancement;

          (e) the Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document;

          (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with due care by it hereunder;

          (g) except as may be required by Section 11.01(a) hereof, the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables or the Accounts for the purpose of establishing the presence or absence of defects, the compliance by the Depositor with its representations and warranties or for any other purpose;

          (h) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate; and

          (i) the right of the Trustee to perform any discretionary act enumerated in this Agreement or any Supplement not otherwise required in the performance of its

                                                                      (S) 11.02

     obligations hereunder shall not be construed as a duty, and the Trustee shall not be answerable for performance of any such act.

          SECTION 11.03.  Trustee Not Liable for Recitals in Certificates; No
                          ---------------------------------------------------
Responsibility for Filings, Etc.  (a)  The Trustee assumes no responsibility for
-------------------------------
the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 11.14 hereof, the Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document or any security interest of the Trust therein. The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the Receivables or deposited in or withdrawn from the Collection Account or any Series Account.

          (b) The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or Lien granted to it hereunder (unless the Trustee shall have become the Successor Servicer) or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Supplement. The Trustee agrees to cooperate with the Depositor and the Servicer in connection with the preparation and filing of any such Securities and Exchange Commission filings and the Trustee hereby authorizes the Depositor and/or the Servicer to make any such filing for and on behalf of the Trust.

          SECTION 11.04.  Trustee May Own Certificates.  The Trustee in its
                          ----------------------------
individual or any other capacity may become the owner or pledgee of Investor Certificates and may deal with the Depositor, the Servicer and any Enhancement Provider with the same rights as it would have if it were not the Trustee. The Trustee in its capacity as Trustee shall exercise its duties and responsibilities hereunder independent of and without reference to its investment, if any, in Certificates.

          SECTION 11.05.  The Servicer to Pay Trustee's Fees and Expenses.  The
                          -----------------------------------------------
Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by the Trustee in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, subject to Section 8.04 hereof, the Servicer will pay or reimburse the Trustee (without reimbursement from any Collection Account or any Series Account) upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable fees and expenses of its

                                                                      (S) 11.05

agents, any co-trustee and counsel) except any such expense, disbursement or advance as may arise from its gross negligence, wilful misconduct, breach of fiduciary duty or bad faith and except as provided in the second following sentence. The Servicer's covenants to pay the expenses, disbursements and advances provided for in the preceding sentence shall survive the termination of this Agreement. If the Trustee is appointed Successor Servicer pursuant to
Section 10.02 hereof, the provisions of this Section 11.05 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer, which shall be covered out of the Servicing Fee; provided, however, if such expenses, disbursements and advances incurred by the
--------  -------
Trustee are in amount in excess of the Servicing Fee, such excess amount shall be paid in full to the Trustee by BCI. To the extent, if any, that any federal, state or local taxes (including income and franchise taxes) are payable by the Trust, such taxes shall be payable solely out of Trust Assets and not out of the personal assets of the Trustee and the Servicer shall not be obligated to pay the amount of any such tax.

          SECTION 11.06.  Eligibility Requirements for Trustee.  The Trustee
                          ------------------------------------
hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purpose of this Section 11.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.07 hereof.

          SECTION 11.07.  Resignation or Removal of Trustee.  (a)  The Trustee
                          ---------------------------------
may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor and the Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.06 hereof and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be

                                                                      (S) 11.07

appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may, but shall not be required to, remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

          (c) Any resignation or removal of the Trustee and appointment of successor trustee pursuant to any of the provisions of this Section 11.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.08 hereof.

          SECTION 11.08.  Successor Trustee.  (a)  Any successor trustee
                          -----------------
appointed as provided in Section 11.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents or copies thereof, at the expense of the Servicer, and statements held by it hereunder; and the Depositor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, power, duties and obligations. The Servicer shall immediately give notice to each Rating Agency and the Certificateholders upon the appointment of a successor trustee.

          (b) No successor trustee shall accept appointment as provided in this Section 11.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.06 hereof.

          (c) Upon acceptance of appointment by a successor trustee as provided in this Section 11.08, such successor trustee shall mail notice of such succession hereunder to all Certificateholders at their addresses as shown in the Certificate Register.

          SECTION 11.09.  Merger or Consolidation of Trustee.  Any Person into
                          ----------------------------------
which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 11.06 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                                                                      (S) 11.10

          SECTION 11.10.  Appointment of Co-Trustee or Separate Trustee.
                          ---------------------------------------------
(a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section 11.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
11.06 hereof and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 11.08 hereof.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

             (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

             (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

             (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement,

                                                                      (S) 11.10

specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

          (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 11.11.  Tax Returns.  In the event the Trust shall be required
                          -----------
to file tax returns, (i) the Trustee shall advise the Servicer of such requirement as soon as practicable after a Responsible Officer of the Trustee becomes aware of such requirement (whether by written notice from any applicable tax authority or other person) and (ii) the Servicer shall, at its expense, prepare, or shall cause to be prepared, and shall deliver, or shall cause to be delivered, to the Trustee no later than five (5) days immediately preceding any applicable due date and the Trustee shall execute, to the extent it is the appropriate person to so execute, and file any such tax returns to be filed by the Trust. The Servicer shall also, in accordance with the terms of the Supplements, prepare, or cause to be prepared, all tax information required by law to be distributed to the Certificateholders and the Holder of the Variable Funding Certificate. The Trustee will distribute, or cause to be distributed, such information to the Certificateholders and the Holder of the Variable Funding Certificate. The Trustee, upon request, will furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust or in connection with the distribution of tax information to the Certificateholders and the Holder of the Variable Funding Certificate. The Servicer shall prepare or shall cause to be prepared all tax information required by law to be distributed to Certificateholders and shall deliver such information to the Trustee at least five (5) days prior to the date it is required by law to be distributed to Investor Certificateholders. In no event shall the Trustee be liable for any liabilities, costs or expenses of the Trust, the Certificateholders or the Certificate Owners arising under any tax law, including without limitation federal, state, local or foreign income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty or addition with respect thereto or arising from a failure to comply therewith).

          SECTION 11.12.  Trustee May Enforce Claims Without Possession of
                          ------------------------------------------------
Certificates.  All rights of action and claims under this Agreement or the
------------
Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall,

                                                                      (S) 11.12

after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of any Series of Certificateholders in respect of which such judgment has been obtained.

          SECTION 11.13.  Suits for Enforcement.  If a Servicer Default of which
                          ---------------------
a Responsible Officer of the Trustee has actual knowledge shall occur and be continuing, the Trustee, in its discretion may, subject to the provisions of
Section 10.01 hereof, proceed to protect and enforce its rights and the rights of any affected Series of Certificateholders under this Agreement by suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or any affected Series of Investor Certificateholders. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting the Certificates or the rights of any Holder thereof, or authorize the Trustee to vote in respect of the claim of any Certificateholder in any such proceeding.

          SECTION 11.14.  Representations and Warranties of Trustee.  The
                          -----------------------------------------
Trustee represents and warrants that:

          (i) the Trustee is a banking corporation organized, existing and in good standing under the laws of the State of New York;

       (ii) the Trustee has full power, authority and right to execute, deliver and perform this Agreement and each Supplement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement and each Supplement; and

       (iii) this Agreement and each Supplement has been, or will be, as applicable, duly executed and delivered by the Trustee.

          SECTION 11.15.  Maintenance of Office or Agency.  The Trustee will
                          -------------------------------
maintain at its expense in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially designates its Corporate Trust Office as its office for such purposes in New York. The Trustee will give prompt written notice to the Servicer and to Holders of the Certificates of any change in the location of the Certificate Register or any such office or agency.

                                                                      (S) 12.01

                                  ARTICLE XII

                                  Termination
                                  -----------

          SECTION 12.01.  Termination of Trust.  The Trust and the respective
                          --------------------
obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders and the Holder of the Variable Funding Certificate as hereafter set forth) shall terminate, except with respect to the duties described in Section 7.03, Section 8.04 and Section 12.02(b) hereof, upon the earlier of (i) the day following the Distribution Date on which the Invested Amount for all Series is zero and (ii) January 1, 2014, (the "Trust Termination
                                                              -----------------
Date").  The Servicer will give the Rating Agencies prompt notice of the
----
termination of the Trust.

          SECTION 12.02.  Final Distribution.  (a)  The Servicer shall give the
                          ------------------
Trustee at least thirty (30) days prior notice of the Distribution Date on which the respective Certificateholders of any Series or Class or the Holder of the Variable Funding Certificate may surrender their respective Certificates for payment of the final distribution on and cancellation of such Certificates (or, in the event of a final distribution resulting from the application of Section
2.03 or Section 9.01 hereof, notice of such Distribution Date promptly after the Servicer has determined that a final distribution will occur, if such determination is made less than thirty (30) days prior to such Distribution
Date). Such notice shall be accompanied by an Officers' Certificate setting forth the information specified in Section 3.05 hereof covering the period during the then-current calendar year through the date of such notice. Not later than the fifth day of the month in which the final distribution in respect of such Series or Class or Variable Funding Certificate is payable to Certificateholders or the Holder of the Variable Funding Certificate, as applicable, the Trustee shall provide notice to the related Certificateholders specifying (i) the date upon which final payment thereof will be made upon presentation and surrender of the related Certificates at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of the related Certificates at the office or offices therein specified (which, in the case of Bearer Certificate, shall be outside the United States). The Trustee shall give such notice to the Transfer Agent and Registrar and the Rating Agencies at the time such notice is given to the related Certificateholders.

          (b) Notwithstanding a final distribution to the Certificateholders of any Series or Class or the Holder of the Variable Funding Certificate (or the termination of the Trust), except as otherwise provided in this subsection (b), all funds then on deposit in the Collection Account and any Series Account allocated to such Certificateholders or the Holder of the Variable Funding Certificate shall continue to be held in trust for the benefit of such Certificateholders or the Holder of the Variable Funding Certificate, as applicable, and the

                                                                      (S) 12.02

Trustee shall pay such funds to such Certificateholders upon surrender of the related Certificates (and any excess shall be paid in accordance with the terms of any Enhancement Agreement). In the event that all such Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the notice from the Trustee described in subsection (a) above, the Trustee shall give a second notice to the remaining such Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto (which surrender and payment, in the case of Bearer Certificates, shall be outside the United States). If within one year after the second notice all such Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Collection Account or, if applicable, any Series Account held for the benefit of such Certificateholders. The Trustee shall pay to the Depositor any monies held by it for the payment of principal or interest that remain unclaimed for two years. After payment to the Depositor, Certificateholders entitled to the money must look to the Depositor for payment as general creditors unless an applicable abandoned property law designates another Person.

          (c) In the event that (x) the Invested Amount with respect to any Series is greater than zero on its Termination Date or (y) the Variable Funding Amount is greater than zero on the Termination Date with respect to the Variable Funding Certificate, in each case after giving effect to deposits and distributions otherwise to be made on such Termination Date, the Trustee will use its best efforts to sell or cause to be sold on such Termination Date Receivables (or interests therein) in an amount equal to the interest in the Pool Balance represented by the Certificates; provided, however, that in no
                                              --------  -------
event shall such amount exceed (i) such Series' Allocation Percentage (as defined in the related Supplements and for the Collection Period in which such Termination Date occurs) of Receivables on such Termination Date, in the case of a Series of Investor Certificates, and (ii) the Variable Funding Percentage (as defined in the related Supplement and for the Collection Period in which such Termination Date occurs) of Receivables on such Termination Date, in the case of the Variable Funding Certificate. The proceeds (the "Termination Proceeds")
                                                      --------------------
from such sale shall be immediately deposited into the Collection Account for the benefit of the Certificateholders of such Series and the Holder of the Variable Funding Certificate, as applicable. The Termination Proceeds shall be allocated and distributed to the Certificateholders of such Series and the Holder of the Variable Funding Certificate, as applicable, in accordance with the terms of the applicable Supplement.

          SECTION 12.03. Depositor's Termination Rights.  Upon the termination
                         ------------------------------
of the Trust pursuant to Section 12.01 hereof and the surrender of the BCRC Certificate and any Supplemental Certificates, the Trustee shall sell, assign and convey to the Depositor or its designee, without recourse, representation or warranty, all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, all Collateral Security

                                                                      (S) 12.03

with respect thereto, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (including without limitation any investment proceeds on account of the Trust's assets), except for amounts held by the Trustee pursuant to Section 12.02(b) hereof, and all of the Depositor's rights, remedies, powers and privileges with respect to such Receivables under the Receivables Purchase Agreement. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Depositor to vest in the Depositor or its designee all right, title and interest which the Trust had in all such property.


                                  ARTICLE XIII

                            Miscellaneous Provisions
                            ------------------------

          SECTION 13.01. Amendment. (a)  This Agreement or any Supplement may
                         ---------
be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Depositor, the Trustee and BCI (if BCI is not the Servicer) without the consent of any of the Certificateholders, provided that such action shall not, as evidenced by an Opinion of Counsel for the Depositor, addressed and delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder or the Holder of the Variable Funding Certificate. Notwithstanding anything contained herein to the contrary, (i) the Trustee, with the consent of any Enhancement Providers, may at any time and from time to time amend, modify or supplement the form of Distribution Date Statement and (ii) the Servicer, the Depositor, the Trustee and BCI (if not then the Servicer) may, with the consent of the Rating Agencies but without the consent of any of the Certificateholders, any Enhancement Provider or any other person, amend from time to time (including in connection with the issuance of a Supplemental Certificate) this Agreement or any Supplement in order to conform such documents to the description of the Certificates and the Receivables and the other matters set forth in the Registration Statement filed by the Depositor with the Securities and Exchange Commission relating to the initial Investor Certificates, as such Registration Statement is in effect on the first Closing Date.

          (b) This Agreement or any Supplement may also be amended from time to time (including in connection with the issuance of a Supplemental Certificate) by the Servicer, the Depositor, the Trustee and BCI (if not then the Servicer), with the consent of (x) the Holder of the Variable Funding Certificate, if it would be adversely affected by such amendment, and (y) the Holders of Investor Certificates evidencing not less than a majority of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or any Supplement or of modifying in any manner the rights of the Certificateholders; provided,
                                                                    --------
however, that no such amendment shall:
-------

                                                                      (S) 13.01

          (i) reduce in any manner the amount of or delay the timing of any distributions to be made to Certificateholders or the Holder of the Variable Funding Certificate or deposits of amounts to be so distributed or the amount available under any Enhancement without the consent of each affected Certificateholder or the Holder of the Variable Funding Certificate, as applicable;

       (ii) change the definition of or the manner of calculating the interest of any Certificateholder without the consent of each affected Certificateholder or the Holder of the Variable Funding Certificate, as applicable;

       (iii) reduce the amount available under any Enhancement without the consent of each affected Certificateholder or the Holder of the Variable Funding Certificate, as applicable;

        (v) adversely affect the rating of any Series or Class by any Rating Agency without the consent of the Holders of Investor Certificates of such Series or Class evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Investor Certificates of such Series or Class; or

       (iv) reduce the aforesaid percentage required to consent to any such amendment without the consent of each affected Certificateholder or the Holder of the Variable Funding Certificate, as applicable.

Any amendment to be effected pursuant to this subsection (b) shall be deemed to adversely affect all outstanding Series, other than any Series with respect to which such action shall not, as evidenced by an Opinion of Counsel for the Depositor, addressed and delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder of such Series. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

          (c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to subsection (a) above), the Trustee shall furnish notification of the substance of such amendment to each Certificate-holder and the Holder of the Variable Funding Certificate and the Servicer shall furnish notification of the substance of such amendment to each Rating Agency, each Agent and each Enhancement Provider.

          (d) It shall not be necessary for the consent of Certificateholders or the Holder of the Variable Funding Certificate under this Section 13.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders and the Holder of the Variable

                                                                      (S) 13.01

Funding Certificate shall be subject to such reasonable requirements as the Trustee may prescribe.

          (e) Notwithstanding anything in this Section 13.01 to the contrary, no amendment may be made to this Agreement or any Supplement which would adversely affect in any material respect the interests of any Enhancement Provider without the consent of such Enhancement Provider.

          (f)   Any Supplement executed in accordance with the provisions of
Section 6.03 hereof shall not be considered an amendment to this Agreement for the purposes of this Section 13.01.

          SECTION 13.02.  Protection of Right, Title and Interest to Trust.
                          ------------------------------------------------
(a) The Servicer shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Certificateholders' and the Trustee's right, title, and interest in and to the Trust to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Certificateholders and the Trustee hereunder to all property comprising the Trust. The Servicer shall deliver to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Depositor shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 13.02(a).

          (b) Prior to the Depositor or the Servicer making any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with subsection (a) of this
Section 13.02 seriously misleading within the meaning of Section 9-402(7) of the UCC as in effect in Vermont, the Depositor shall give the Trustee and any Agent notice of any such change and shall, prior to the effect of any such change, file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof.

          (c) The Depositor and the Servicer will give the Trustee and any Agent prompt written notice of any relocation of any office from which it services Receivables or keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Trust's ownership interest or security

                                                                      (S) 13.02

interest in the Receivables and the proceeds thereof. The Depositor and the Servicer shall at all times maintain each office from which it services Domestic Inventory Receivables and its principal executive office within the United States of America.

          (d) The Servicer will deliver to the Trustee and any Enhancement Provider, upon the execution and delivery of each amendment of this Agreement or any Supplement, an Opinion of Counsel to the effect specified in Exhibit G-1 hereto.

          SECTION 13.03.  Limitation on Rights of Certificateholders.  (a)  The
                          ------------------------------------------
death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholders' legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding-up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (b) No Certificateholder shall have any right to vote (except as expressly provided in this Agreement) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (c) No Certificateholder (other than the Holder of the Variable Funding Certificate) shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of all Investor Certificates (or, with respect to any such action, suit or proceeding that does not relate to all Series, 50% of the aggregate unpaid principal amount of the Investor Certificates of all Series to which such action, suit or proceeding relates) shall have made a request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as the Trustee may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty (60) days after such request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

          It is understood and intended, and expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or

                                                                      (S) 13.03

preference to any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders except as otherwise expressly provided in this Agreement. For the protection and enforcement of the provisions of this Section 13.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 13.04.  No Petition.  The Servicer, BCI (if it is no longer
                          -----------
the Servicer) and the Trustee, by entering into this Agreement, each Certificateholder, by accepting an Investor Certificate, the Holder of the Variable Funding Certificate, by accepting the Variable Funding Certificate or the pledge of the Variable Funding Certificate, as the case may be, each Holder of a Supplemental Certificate by accepting a Supplemental Certificate and any Successor Servicer and each other Beneficiary, by accepting the benefits of this Agreement, hereby covenants and agrees that they will not at any time institute against BCRC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law.

          SECTION 13.05.  GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN
                          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 13.06.  Notices.  (a)  All demands, notices, instructions,
                          -------
directions and communications (collectively, "Notices") under this Agreement
                                              -------
shall be in writing (including telegraphic, telecopy, telex or cable communication) and shall be deemed to have been duly given if personally delivered or telegraphed, telecopied, telexed, cabled or delivered, to:

             (i)  in the case of BCRC, P.O. Box 5544, Burlington, Vermont 05401,
          Attention: Vice President and Treasurer;

            (ii) in the case of BCI, 7 Burlington Square, Burlington, Vermont 05401, Attention: Vice President-Finance; and

            (iii) in the case of the Trustee, Bankers Trust Company, Four Albany Street, New York, New York 10006, Attention: Corporate Trust & Agency Group, Structured Finance Team, facsimile: (212) 250-6439;

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

                                                                      (S) 13.06

          (b) Any Notice required or permitted to be given to a Holder of Registered Certificates shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. No Notice shall be required to be mailed to a Holder of Bearer Certificates or Coupons but shall be given as provided below. Any Notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Investor Certificateholder receives such Notice. In addition, in the case of any Series or Class with respect to which any Bearer Certificates are outstanding, any Notice required or permitted to be given to Certificateholders of such Series or Class shall be published in an Authorized Newspaper within the time period prescribed in this Agreement.

          SECTION 13.07.  Severability of Provisions.  If any one or more of the
                          --------------------------
covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders.

          SECTION 13.08.  Assignment.  Notwithstanding anything to the contrary
                          ----------
contained herein, except as provided in Section 8.02 hereof, this Agreement may not be assigned by the Servicer.

          SECTION 13.09.  Certificates Nonassessable and Fully Paid.  It is the
                          -----------------------------------------
intention of the parties to this Agreement that neither the Certificateholders nor the Holder of the Variable Funding Certificate shall be personally liable for obligations of the Trust, that the interests in the Trust represented by the Investor Certificates and the Variable Funding Certificate shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever and that Investor Certificates and the Variable Funding Certificate upon authentication thereof by the Trustee are and shall be deemed fully paid.

          SECTION 13.10.  Further Assurances.  Each of the Depositor, the
                          ------------------
Servicer and the Trustee agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by one or more of the other parties hereto more fully to effect the purposes of this Agreement, including the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

          SECTION 13.11.  No Waiver; Cumulative Remedies.  No failure to
                          ------------------------------
exercise and no delay in exercising, on the part of the Trustee, the Certificateholders, the Depositor or the Servicer, as the case may be, any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further

                                                                      (S) 13.11

exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          SECTION 13.12.  Counterparts.  This Agreement may be executed in two
                          ------------
or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          SECTION 13.13.  Third-Party Beneficiaries.  This Agreement will inure
                          -------------------------
to the benefit of and be binding upon the parties hereto, the Certificateholders and the other Beneficiaries and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, no other Person will have any right or obligation hereunder.

          SECTION 13.14.  Actions by Certificateholders.  Any request, demand,
                          -----------------------------
authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind such Certificateholder and every subsequent Holder of any Certificate issued upon the registration of transfer of the Certificates of such Certificateholder or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon any such Certificate.

          SECTION 13.15.  Rule 144A Information.  For so long as any of the
                          ---------------------
Investor Certificates of any Series or Class are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, each of the Depositor, the Trustee, the Servicer and any Enhancement Providers agree to cooperate with each other to provide to any Certificateholders of such Series or Class and to any prospective purchaser of Investor Certificates designated by such Certificateholder, upon the request of such Certificateholder or prospective purchaser, any information required to be provided to such Holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d))4) under the Act.

          SECTION 13.16.  Merger and Integration.  Except as specifically stated
                          ----------------------
otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

          SECTION 13.17.  Headings.  The headings herein are for purposes of
                          --------
reference only and shall not otherwise affect the meaning or interpretation or any provision hereof.

                                                                      (S) 13.11

          IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Pooling and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.


                              BOMBARDIER CREDIT RECEIVABLES CORPORATION,
                              Depositor


                              By: /s/ William P. Brady
                                  ---------------------------
                                Name:  William P. Brady
                                      ------------------------------
                                Title:  Vice President
                                       --------------------------



                              By: /s/ Andrew Baranowsky
                                  ---------------------------
                                Name:  Andrew Baranowsky
                                      ------------------------------
                                Title:  Assistant Secretary
                                       --------------------------


                              BOMBARDIER CAPITAL INC., Servicer


                              By: /s/ William P. Brady
                                  --------------------------
                                Name:   William P. Brady
                                      ------------------------------
                                Title:   Vice President
                                       --------------------------



                              By: /s/ Andrew Baranowsky
                                  --------------------------
                                Name:   Andrew Baranowsky
                                      ------------------------------
                                Title:   Assistant Treasurer
                                       ---------------------------


                              BANKERS TRUST COMPANY, Trustee


                              By: /s/ Marie C. Rasch
                                  --------------------------
                                Name:   Marie C. Rasch
                                       -----------------------------
                                Title:   Vice President
                                       --------------------------

                                   EXHIBIT A
                       TO POOLING AND SERVICING AGREEMENT

                        FORM OF FACE OF BCRC CERTIFICATE


          THIS BCRC CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS BCRC CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

          THIS BCRC CERTIFICATE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

No. R-__________                                            One Unit

                     BOMBARDIER RECEIVABLES MASTER TRUST I
                                BCRC CERTIFICATE

               THIS CERTIFICATE REPRESENTS AN INTEREST IN CERTAIN
              ASSETS OF THE BOMBARDIER RECEIVABLES MASTER TRUST I

Evidencing an interest in a trust, the corpus of which consists primarily of (i) extensions of credit and advances (referred to as inventory, wholesale or floor plan financing) by Bombardier Capital Inc. ("BCI") generated from time to time and (ii) extensions of credit made by Affiliates of BCI and purchased by BCI in the ordinary course of business (collectively, the "Receivables") and maintained by BCI in a portfolio of financing arrangements (the "Accounts") meeting certain eligibility criteria. This certificate (the "BCRC Certificate") does not represent an interest in or obligation of Bombardier Credit Receivables Corporation (the "Depositor" or "BCRC"), BCI or any Affiliate thereof.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this BCRC Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement referred to on the reverse side hereof, or be valid for any purpose.

          THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS.

          IN WITNESS WHEREOF, the Trustee, on behalf of the Trust, has caused this BCRC Certificate to be duly executed.

                              BOMBARDIER RECEIVABLES MASTER TRUST I

                              By:  BANKERS TRUST COMPANY, not in its
                                   individual capacity but solely as
                                   Trustee on behalf of the Trust


                                   By:______________________________
                                         Authorized Officer

Dated:
       ______________


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


          This is the BCRC Certificate described in the within-mentioned Pooling and Servicing Agreement.


BANKERS TRUST COMPANY,
as Trustee


By:__________________________
     Authorized Officer

                      FORM OF REVERSE OF BCRC CERTIFICATE

          This certifies that BOMBARDIER CREDIT RECEIVABLES CORPORATION ("BCRC") is the registered owner of a fractional interest in the assets of the BOMBARDIER RECEIVABLES MASTER TRUST I (the "Trust") not allocated to the Investors' Interest, the Variable Funding Interest or the interest of any Holder of a Supplemental Certificate, pursuant to the Pooling and Servicing Agreement dated as of January 1, 1994 (as amended and supplemented, the "Agreement"), by and among BCRC, as depositor, Bombardier Capital Inc., as servicer ("BCI"), and Bankers Trust Company, as trustee (the "Trustee"). The corpus of the Trust will include (a) all of the Depositor's right, title and interest in, to and under the Receivables in each Eligible Account (other than any Receivables created in (x) a Removed Account from and after the applicable Removal Date, as provided in
Section 2.07(c) of the Agreement or (y) an Ineligible Account from and after the applicable Removal Commencement Date, as provided in Section 2.08(c) of the Agreement) and all Collateral Security with respect thereto owned by the Depositor at the close of business on the Cut-Off Date, in the case of the Initial Accounts, and on the applicable Additional Cut-Off Date, in the case of Additional Accounts, and all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9-306 of the UCC as in effect in the State of Vermont, and Recoveries, (b) all of the Depositor's rights, remedies, powers and privileges with respect to such Receivables under the Receivables Purchase Agreement (excluding, however, any repurchase or other agreements with manufacturers, importers or distributors relating to Obligors which are being financed by Domestic Inventory Receivables), (c) all of the Depositor's right, title and interest in, to and under the Receivables in each Eligible Account (other than any Receivables created in (x) a Removed Account from and after the applicable Removal Date, as provided in Section 2.07(c) of the Agreement or (y) an Ineligible Account from and after the applicable Removal Commencement Date, as provided in Section 2.08(c) of the Agreement) and all Collateral Security with respect thereto owned by the Depositor at the close of business of each Transfer Date and not theretofore conveyed to the Trust, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Vermont, and Recoveries), (d) all monies on deposit in, and Eligible Investments credited to, the Collection Account or any Series Account, (e) any Enhancements and (f) all other assets and interests constituting the Trust. Although a summary of certain provisions of the Agreement is set forth below, this Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement may be requested from the Trustee by writing to the Trustee at Bankers Trust Company, Four Albany Street, New York, New York 10006, Attention: Corporate Trust & Agency Group, Structured Finance Team. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement.

          Subject to the terms and conditions of the Pooling and Servicing Agreement, the Depositor may from time to time direct the Trustee, on behalf of the Trust, to issue one or more new Series, which will represent fractional undivided interests in certain of the Trust Assets.

          This BCRC Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended and supplemented from time to time, the Depositor by virtue of the acceptance hereof assents and is bound. Although a summary of certain provisions of the Pooling and Servicing Agreement is set forth below, this Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement (without schedules) may be requested from the Trustee by writing to the Trustee at Four Albany Street, New York, New York 10006,
Attention: Corporate Trust & Agency Group, Structured Finance Team. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Pooling and Servicing Agreement.

          On the Distribution Date occurring after the Invested Amount is reduced to 10% or less of the aggregate original principal amount of the Certificates, the Depositor has the option, subject to the condition set forth in Section 7.01(c) of the Series Supplement, to purchase the entire interest in the Trust represented by any Class or Classes of Investor Certificates relating to one or more Series. The purchase price will be equal to the Reassignment Amount (as defined in the related Series Supplement).

          The Receivables consist of (i) advances made directly or indirectly by Bombardier Capital Inc. to domestic dealers of certain consumer, recreational and commercial products and (ii) extensions of credit made by affiliates of BCI to their customers with respect to certain products manufactured or distributed by such affiliates.

          This Certificate is not permitted to be transferred, assigned, exchanged or otherwise pledged or conveyed except in accordance with the Agreement, including Section 6.03(d) of the Agreement.

          This Certificate does not represent an obligation of, or an interest in BCI, BCRC or any affiliate of any of them and is not insured or guaranteed by any governmental agency or instrumentality. This Certificate is limited in right of payment to certain Collections with respect to the Receivables (and certain other amounts), all as more specifically set forth herein and in the Pooling and Servicing Agreement.

          The Pooling and Servicing Agreement may be amended from time to time in accordance with Section 13.01 thereof.

          As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency of the Transfer Agent and Registrar in New York City, accompanied by a written instrument of transfer in form satisfactory to the Trustee or the Transfer Agent and Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized, and thereupon one or more new Certificates of authorized denominations evidencing the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

          The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.

          This Certificate is the BCRC Certificate, which represents the Depositor's interest in certain assets of the Trust, including the right to receive a portion of the Collections and other amounts at the times and in the amounts specified in the Agreement. The aggregate interest represented by this BCRC Certificate at any time in the Receivables in the Trust shall not exceed the Retained Interest at such time. In addition to this BCRC Certificate, (i) Investor Certificates will be issued pursuant to the Agreement, which will represent the Investors' Interest, (ii) a Variable Funding Certificate will be issued pursuant to the Agreement, which will represent the Variable Funding Interest, and (iii) Supplemental Certificates may be issued pursuant to the Agreement, which will represent that portion of the Retained Interest not allocated to the Depositor. This BCRC Certificate shall not represent any interest in the Collection Account, the Series Accounts or any Enhancements, except as expressly provided in the Agreement.

          Subject to the following paragraph, the obligations created by the Agreement and the Trust created thereby shall terminate upon the Trust Termination Date.

          Upon the termination of the Trust pursuant to Section 12.01 of the Agreement and the surrender of the BCRC Certificate, the Trustee shall sell, assign and convey to the Depositor or its designee, without recourse, representation or warranty, all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, all Collateral Security with respect thereto, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof, except for amounts held by the Trustee pursuant to Section 12.02(b) of the Agreement, and all of the Depositor's rights, remedies, powers and privileges with respect to such Receivables under the Receivables Purchase Agreement. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Depositor to vest in the Depositor or its designee all right, title and interest which the Trust had in all such property.

          The Depositor, the Servicer, the Trustee, the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Servicer nor the Trustee, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Pooling and Servicing Agreement.

                                  EXHIBIT B TO
                       TO POOLING AND SERVICING AGREEMENT

            FORM OF ASSIGNMENT OF RECEIVABLES IN ADDITIONAL ACCOUNTS


                        (As required by Section 2.05(d)
                         ------------------------------
                    of the Pooling and Servicing Agreement)
                    --------------------------------------


                 ASSIGNMENT NO. _____ OF __________ RECEIVABLES
                             IN ADDITIONAL ACCOUNTS
                         dated as of __________, ____,
                among Bombardier Credit Receivables Corporation,
                        as depositor (the "Depositor"),
             Bombardier Capital Inc., as servicer (the "Servicer")
             and Bankers Trust Company, as trustee (the "Trustee"),
                pursuant to the Pooling and Servicing Agreement
                               referred to below.


                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS the Depositor, the Servicer and the Trustee are parties to a Pooling and Servicing Agreement dated as of January 1, 1994 (as amended or supplemented, the "Agreement");

          WHEREAS, pursuant to the Agreement, the Depositor wishes to designate Additional Accounts to be included as Accounts and to convey the Receivables and any related Collateral Security of such Additional Accounts, whether now existing or hereafter created, to the Trust as part of the corpus of the Trust (as each such term is defined in the Agreement); and

          WHEREAS the Trustee is willing, on behalf of the Trust, to accept such designation and conveyance subject to the terms and conditions hereof;

          NOW, THEREFORE, the Depositor, the Servicer and the Trustee, on behalf of the Trust, hereby agree as follows:

          1.  Defined Terms.  All capitalized terms used herein shall have the
              -------------
meanings ascribed to them in the Agreement unless otherwise defined herein.

          "Addition Date" shall mean, with respect to the Additional Accounts
           -------------
     designated hereby, ________________, ____.

          2.  Designation of Additional Accounts.  The Depositor hereby delivers
              ----------------------------------
herewith a computer file or microfiche or written list containing a true and complete list of all such Additional Accounts specifying for each such Account, as of the Additional Cut-Off Date, its account number, the aggregate amount of Receivables, if any, outstanding in such Account and the aggregate amount of Principal Receivables, if any, in such Account. Such file or list shall, as of the date of this Assignment, supplement Schedule 1 to the Agreement.

          3.  Conveyance of Receivables.  (a)  The Depositor does hereby sell,
              -------------------------
transfer, assign, set over and otherwise convey, without recourse (except as expressly provided in the Agreement), to the Trust for the benefit of the Certificateholders and the other Beneficiaries, all its right, title and interest in, to and under the Receivables in such Additional Accounts and all Collateral Security with respect thereto, owned by the Depositor and existing at the close of business on the Additional Cut-Off Date and thereafter created from time to time until the termination of the Trust, all monies due or to become due and all amounts received with respect thereto and all proceeds thereof (including "proceeds" as defined in Section 9-306 of the UCC as in effect in the State of Vermont, and Recoveries). The parties hereto intend that this Assignment constitute an absolute sale; provided, however, that to the extent
                                        --------  -------
that this Assignment is deemed or recharacterized not to constitute an absolute sale, the parties intend this transaction to create a security interest under
Article 9 of the UCC. The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in the creation or an assumption by the Trust, the Trustee or any Beneficiary of any obligation of the Servicer, BCI, the Depositor, Bombardier Corporation or any other Person in connection with the Accounts, the Receivables or under any agreement or instrument relating thereto, including any obligation to any Obligors.

          (b) In connection with such sale, the Depositor agrees, if necessary, to record and file, at its own expense, a financing statement on form UCC-l (and continuation statements when applicable) with respect to the Receivables now existing and hereafter created for the sale of "chattel paper" and "accounts" (as defined in Sections 9-105 and 9-106 of the UCC as in effect in any state where the Depositor's or the Servicer's chief executive offices or books and records relating to the Receivables are located) meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the sale and assignment of the Receivables and the Collateral Security to the Trust, and to deliver a file-stamped copy of such financing statements or other evidence of such filing to the Trustee on or prior to the
Addition Date.   In addition, the Depositor shall cause to be timely filed in the appropriate filing office any UCC-1 financing statement and continuation statement necessary to perfect any sale of Receivables to the Trust. The Trustee shall be under no obligation whatsoever to file such financing statement, or a continuation statement to such financing statement, or to make any other filing under the UCC in connection with such sales.

          (c) In connection with such sale, the Depositor further agrees, at its own expense, on or prior to the Addition Date, to cause BCI to indicate in its computer files as required by the Receivables Purchase Agreement that the Receivables created in connection with the Additional Accounts designated hereby have been sold and the Collateral Security assigned to the Trust pursuant to this Assignment for the benefit of the Certificateholders and the other Beneficiaries.

          4.  Acceptance by Trustee.  Subject to the satisfaction of the
              ---------------------
conditions set forth in Section 6 of this Assignment, the Trustee hereby acknowledges its acceptance, on behalf of the Trust, of all right, title and interest previously held by the Depositor to the property, now existing and hereafter created, conveyed to the Trust pursuant to Section 3(a) of this Assignment, and declares that it shall maintain such right, title and interest, upon the trust set forth in the Agreement for the benefit of the Certificateholders and other Beneficiaries. The Trustee further acknowledges that, prior to or simultaneously with the execution and delivery of this Assignment, the Depositor delivered to the Trustee the computer file or microfiche or written list relating to the Additional Accounts described in
Section 2 of this Assignment. The Trustee shall be under no obligation whatsoever to verify the accuracy or completeness of the information contained in such file or list.

          5.  Representations and Warranties of the Depositor.  The Depositor
              -----------------------------------------------
hereby represents and warrants to the Trustee, on behalf of the Trust, as of the date of this Assignment and as of the Addition Date that:

          (a)  Legal, Valid and Binding Obligation.  This Assignment constitutes
               -----------------------------------
     a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting creditors' rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and the availability of equitable remedies;

          (b)  Organization and Good Standing.  The Depositor is a corporation
               ------------------------------
     duly organized and validly existing and in good standing under the law of the State of Delaware and has, in all material respects, full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Assignment;

          (c)  Due Qualification.  The Depositor is duly qualified to do
               -----------------
     business and, where necessary, is in good standing as a foreign corporation (or is exempt from such requirement) and has obtained all necessary licenses and approvals in each jurisdiction in which the conduct of its business requires such qualification except where the failure to so qualify or be in good standing or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations hereunder;

          (d)  Eligible Accounts.  Each Additional Account designated hereby is
               -----------------
     an Eligible Account;

          (e)  Selection Procedures.  No selection procedures reasonably
               --------------------
     believed by the Depositor to be adverse to the interests of the Beneficiaries were utilized in selecting the Additional Accounts designated hereby;

          (f)  Insolvency.  As of the Notice Date and the Addition Date, neither
               ----------
     BCI nor the Depositor are insolvent nor, after giving effect to the conveyance set forth in Section 3 of this Assignment, will any of them have been made insolvent, nor are any of them aware of any pending insolvency;

          (g)  Valid Transfer.  This Assignment constitutes a valid sale,
               --------------
     transfer and assignment to the Trust of all right, title and interest of the Depositor in the receivables and any Collateral Security, whether then existing or thereafter created, and the proceeds thereof (other than Insurance Proceeds) and upon the filing of the financing statements described in Section 3 of this Assignment with the Secretary of State of the State of Vermont grants to the Trust under the UCC as in effect in Vermont a first priority perfected ownership interest in such property, except for Liens permitted under Section 2.06(a) of the Agreement and tax and certain other statutory liens (including liens in favor of the Pension Benefit Guaranty Corporation); provided, however, that if this Assignment
                                    --------  -------
     is deemed to be a grant to the Trust of a security interest under the UCC as in effect in the State of Vermont in such property, then upon the filing of the financing statements described in Section 2.01 of the Agreement with the Secretary of State of the State of Vermont and in the case of the Receivables hereinafter created and the proceeds thereof, upon the creation thereof, the Trust shall have a first priority perfected security interest in such property except for Liens permitted under Section 2.06(a) of the Agreement and tax and certain other statutory liens (including liens in favor of the Pension Benefit Guaranty Corporation). Except as otherwise provided in the Agreement, neither the Depositor nor any Person claiming through or under the Depositor has any claim to or interest in the Trust Assets;

          (h)  Due Authorization.  The execution and delivery of this Assignment
               -----------------
     and the consummation of the transactions provided for or contemplated by this Assignment have been duly authorized by the Depositor by all necessary corporate action on the part of the Depositor;

          (i)  No Conflict.  The execution and delivery of this Assignment, the
               -----------
     performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Depositor is a party or by which it or its properties are bound, except to the extent that such conflict breach or default will not have a material adverse effect on the Depositor's ability to perform its obligations hereunder and thereunder;

          (j)  No Violation.  The execution and delivery of this Assignment by
               ------------
     the Depositor, the performance of the transactions contemplated by this Assignment and the fulfillment of the terms hereof applicable to the Depositor will not conflict with or violate any material Requirements of Law applicable to the Depositor;

          (k)  No Proceedings.  There are no pending proceedings or, to the best
               --------------
     knowledge of the Depositor, investigations pending or threatened against the Depositor before any Governmental Authority (i) asserting the invalidity of this Assignment, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Assignment, (iii) seeking any determination or ruling that, in the reasonable judgment of the Depositor, would materially and adversely affect the performance by the Depositor of its obligations under this Assignment, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Assignment or (v) seeking to affect adversely the income tax attributes of the Trust under the United States Federal or any State income or franchise tax systems;

          (l)  Record of Accounts.  As of the Addition Date, Schedule 1 to this
               ------------------
     Assignment is an accurate and complete listing in all material respects of all the Additional Accounts as of the Additional Cut-Off Date being conveyed pursuant to this Assignment and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Additional Cut-Off Date;

          (m)  No Liens.  Each Receivable and all Collateral Security existing
               --------
     on the Addition Date has been conveyed to the Trust free and clear of any Lien, except for Liens permitted under Section 2.06(a) of the Agreement and tax and certain other statutory liens (including liens in favor of the Pension Benefit Guaranty Corporation);

          (n)  All Consents Required.  With respect to each Receivable and all
               ---------------------
     Collateral Security existing on the Addition Date, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Depositor for the conveyance of such Receivable or Collateral Security to the Trust, the execution and delivery of this Assignment by the Depositor and the performance by the Depositor of the transactions contemplated hereby have been duly obtained, effected or given and are in full force and effect; and

          (o)  Eligible Receivables.  On the Additional Cut-Off Date each
               --------------------
     Receivable conveyed to the Trust as of such date is an Eligible Receivable or, if such Receivable is not an Eligible Receivable, such Receivable is conveyed to the Trust in accordance with Section 2.09 of the Agreement.

          (p) (1) The Depositor has complied with the requirements of Section 2.05(d) of the Pooling and Servicing Agreement.

          6.  Conditions Precedent.  The acceptance of the Trustee set forth in
              --------------------
Section 4 of this Assignment is subject to the satisfaction, on or prior to the Addition Date, of the following conditions precedent:

          (a)  Representations and Warranties.  Each of the representations and
               ------------------------------
     warranties made by the Depositor in Section 5 of this Assignment shall be true and correct as of the date of this Assignment and as of the Addition Date;

          (b)  Agreement.  Each of the conditions set forth in Section 2.05(d)
               ---------
     of the Agreement applicable to the designation of the Additional Accounts to be designated hereby shall have been satisfied; and

          (c)  Officers' Certificate.  The Depositor shall have delivered to the
               ---------------------
     Trustee an Officers' Certificate, dated the date of this Assignment, in which an officer of the Depositor shall state that the representations and warranties of the Depositor under Section 5 hereof are true and correct. The Trustee may conclusively rely on such Officers' Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

          7.  Ratification of Agreement.  As supplemented by this Assignment,
              -------------------------
the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Assignment shall be read, taken and construed as one and the same instrument.

          8.  Counterparts.  This Assignment may be executed in two or more
              ------------
counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

          9.  GOVERNING LAW.  THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE
              -------------
WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee, on behalf of the Trust, have caused this Assignment to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.


                         BOMBARDIER CREDIT RECEIVABLES CORPORATION, as Depositor


                         By:
                            _________________________
                           Name:
                                 ____________________
                           Title:
                                 ____________________


                         By:
                            _________________________
                           Name:
                                 ____________________
                           Title:
                                 ____________________

                         BOMBARDIER CAPITAL INC., as Servicer


                         By:
                            _________________________
                           Name:
                                  ___________________

                           Title: ___________________



                         By:
                            _________________________
                           Name:
                                  ___________________
                           Title:
                                  ___________________


                         BOMBARDIER RECEIVABLES MASTER TRUST I

                         By:  BANKERS TRUST COMPANY, as Trustee


                              By:
                                 __________________________
                                Name:
                                     ______________________
                                Title:
                                     ______________________

                                   EXHIBIT C
                       TO POOLING AND SERVICING AGREEMENT

                     FORM OF ANNUAL SERVICER'S CERTIFICATE


           (As required to be delivered on or before April 30 of each calendar year beginning with April 30, 1995, pursuant to
              Section 3.05 of the Pooling and Servicing Agreement)


                            BOMBARDIER CAPITAL INC.


          _______________________________________________

                     BOMBARDIER RECEIVABLES MASTER TRUST I
          _______________________________________________


     The undersigned, duly authorized representatives of Bombardier Capital Inc. ("BCI"), as Servicer, pursuant to the Pooling and Servicing Agreement dated as of January 1, 1994 (as amended and supplemented, the "Agreement"), by and among Bombardier Credit Receivables Corporation, as Depositor, BCI, as servicer, and Bankers Trust Company, as trustee, do hereby certify, on behalf of BCI, that:

          1.  BCI is, as of the date hereof, the Servicer under the Agreement.

          2. The undersigned are Servicing Officers and are duly authorized pursuant to the Agreement to execute and deliver this Certificate to the Trustee and any Enhancement Providers.

          3. A review of the activities of the Servicer during the calendar year ended December 31, ______, and of its performance under the Agreement, was conducted under our supervision.

          4. Based on such review, the Servicer has, to the best of our knowledge, performed in all material respects all of its obligations under the Agreement throughout such year and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 5 below.

          5. The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Agreement known to us to have been made by the Servicer during the year ended December 31, ____, which sets forth in detail the (a) nature of each such default, (b) the action taken by the Servicer, if any, to remedy each such default and (c) the current status of each such default: [If applicable, insert "None."]

          Capitalized terms used but not defined herein are used as defined in the Agreement.

          IN WITNESS WHEREOF, each of the undersigned has duly executed this Certificate this ____ day of _______________, ___.


                              BOMBARDIER CAPITAL INC.


                              --------------------------------
                              Name:
                                    --------------------------
                              Title:
                                     -------------------------



                              --------------------------------
                              Name:
                                    --------------------------
                              Title:
                                     -------------------------

                                  EXHIBIT D-l
                       TO POOLING AND SERVICING AGREEMENT



          THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE 1933 ACT AND ANY APPLICABLE PROVISIONS OF ANY STATE BLUE SKY OR SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.



                                     D-1-1

                                  EXHIBIT D-2
                       TO POOLING AND SERVICING AGREEMENT


           THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF A BENEFIT PLAN (AS DEFINED BELOW). */
                                        -




_________________________________

*/  The following should be inserted in any Certificate bearing such legend:
-

     The Certificates may not be acquired by or for the account of any employee benefit plan, trust or account, including an individual retirement account, that is subject to the Employee Retirement Income Security Act of 1974, as amended, or that is described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or an entity whose underlying assets include plan assets by reason of a plan's investment in such entity (a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan. By acquiring any interest in this Certificate, the applicable Certificate Owner or Owners shall be deemed to have represented and warranted that it or they are not Benefit Plans.



                                     D-2-1

                                   EXHIBIT E
                       TO POOLING AND SERVICING AGREEMENT


                       FORM OF LETTER OF REPRESENTATIONS

                             [Insert form from DTC]

                                  EXHIBIT F-1
                       TO POOLING AND SERVICING AGREEMENT


                     [FORM OF CLEARANCE SYSTEM CERTIFICATE
                         TO BE GIVEN TO THE TRUSTEE BY
                             EUROCLEAR OR CEDEL FOR
                      DELIVERY OF DEFINITIVE CERTIFICATES
                         IN EXCHANGE FOR A PORTION OF A
                         TEMPORARY GLOBAL CERTIFICATE]


                     BOMBARDIER RECEIVABLES MASTER TRUST I
             [__________] Asset Backed Certificates, Series 1994-1
             -----------------------------------------------------


                    [Insert title or sufficient description
                        of Certificates to be delivered]


          We refer to that portion of the temporary Global Certificate in respect of the above-captioned issue which is herewith submitted to be exchanged for definitive Certificates (the "Submitted Portion") as provided in the Pooling
                                  -----------------
and Servicing Agreement dated as of January 1, 1994 (as amended and supplemented, the "Agreement") in respect of such issue. This is to certify
                   ---------
that (i) we have received a certificate or certificates, in writing or by tested telex, with respect to each of the persons appearing in our records as being entitled to a beneficial interest in the Submitted Portion and with respect to such persons' beneficial interest either (a) from such person, substantially in the form of Exhibit F-2 to the Agreement, or (b) from _______________, substantially in the form of Exhibit F-3 to the Agreement, and (ii) the Submitted Portion includes no part of the temporary Global Certificate excepted in such certificates.

          We further certify that as of the date hereof we have not received any notification from any of the persons giving such certificates to the effect that the statements made by them with respect to any part of the Submitted Portion are no longer true and cannot be relied on as of the date hereof.



                                     F-1-1

          We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If admini-strative or legal proceedings are commenced or threatened in connection with which this certificate would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings.

Dated:                                   [Morgan Guaranty Trust Company of
        --------------------/1/          New York, Brussels office, as operator
                                         of the Euroclear System]/2/
                                         [Centrale de Livraison de Valeurs
                                         Mobiliere S.A.]/2/

                                         By: ______________________________






/1/  To be dated on the Exchange Date.
/2/  Delete the inappropriate reference.


                                     F-1-2

                                  EXHIBIT F-2
                       TO POOLING AND SERVICING AGREEMENT


                      [FORM OF CERTIFICATE TO BE DELIVERED
                             TO EUROCLEAR OR CEDEL
                               BY _______________
                WITH RESPECT TO REGISTERED CERTIFICATES SOLD TO
                        QUALIFIED INSTITUTIONAL BUYERS]


                     BOMBARDIER RECEIVABLES MASTER TRUST I
             [__________] Asset Backed Certificates, Series 1994-1
             -----------------------------------------------------


          In consideration of the initial issuance and placement of the above referenced Asset Backed Certificates (the "Certificates"), an institutional
                                           ------------
investor in the United States ("institutional investor") is purchasing U.S.
                                ----------------------
$_______________ aggregate principal amount of the Certificates held in our account at [Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System][Cedel S.A.] on behalf of such investor.

          We reasonably believe that such institutional investor is a qualified institutional buyer as such term is defined under Rule 144A of the Securities and Exchange Commission under the Securities Act of 1933, as amended.

          [We understand that this certificate is required in connection with United States laws. We irrevocably authorize you to produce this certificate or a copy thereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered by this certificate.]

          The Definitive Certificates in respect of this certificate are to be issued in registered form in the minimum denomination of U.S. $__00,000 and such Definitive Certificates (and, unless the Pooling and Servicing Agreement or Supplement relating to the Certificates otherwise provides, any Certificates issued in exchange or substitution for or on registration of transfer of Certificates) shall bear the following legend:

          "THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933. NEITHER THIS CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (EACH AS DEFINED HEREIN), EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE POOLING AND SERVICING AGREEMENT REFERRED TO

                                     F-2-1

          HEREIN.  THIS CERTIFICATE CANNOT BE EXCHANGED FOR A BEARER
          CERTIFICATE."

Dated:                              [__________________________]
       ---------------

                                    By:
                                        ------------------------
                                        Authorized Officer




                                     F-2-2

                                  EXHIBIT F-3
                       TO POOLING AND SERVICING AGREEMENT


                      [FORM OF CERTIFICATE TO BE DELIVERED
                  TO EUROCLEAR OR CEDEL BY A BENEFICIAL OWNER
          OF CERTIFICATES, OTHER THAN A QUALIFIED INSTITUTIONAL BUYER]


                     BOMBARDIER RECEIVABLES MASTER TRUST I
             [__________] Asset Backed Certificates, Series 1994-1
             -----------------------------------------------------


          This is to certify that as of the date hereof and except as provided in the third paragraph hereof, the above-captioned Certificates held by you for our account (i) are not owned by a person that is a United States person, (ii) are owned by a United States person that is (A) the foreign branch of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) (a "financial institution") purchasing for its own account or
                       ---------------------
for resale, or (B) a United States person who acquired the Certificates through the foreign branch of a financial institution and who holds the Certificates through the financial institution on the date hereof (and in either case (A) or (B), the financial institution hereby agrees to comply with the requirements of
Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by a financial institution for purposes of resale during the Restricted Period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)). In addition, financial institutions described in clause (iii) of the preceding sentence (whether or not also described in clause (i) or (ii)) certify that they have not acquired the Certificates for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

          We undertake to advise you by tested telex if the above statement as to a beneficial ownership is not correct on the date of delivery of the above-captioned Certificates in bearer form with respect to such of said Certificates as then appear in your books as being held for our account.

          This certificate excepts and does not relate to U.S. $_______________ principal amount of Certificates held by you for our account, as to which we are not yet able to certify beneficial ownership. We understand that delivery of Definitive Certificates in such principal amount cannot be made until we are able to so certify.

          We understand that this certificate is required in connection with certain securities and tax laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate or a copy thereof to any interested party in such proceedings. As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories,

                                     F-3-1
its possessions and other areas subject to its jurisdiction; and "United States Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States, or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

Dated:                                By:
       ---------------/1/                 --------------------------------------
                                           As, or as agent for, the beneficial
                                           owner(s) of the interest in the
                                           Certificates to which this certifi-
                                           cate relates.










--------------------------
/1/ This certificate must be dated on the earlier of the date of the first actual payment of interest in respect of the Certificates and the date of the delivery of the Certificates in definitive form.

                                     F-3-2

                                  EXHIBIT G-1
                       TO POOLING AND SERVICING AGREEMENT

                           FORM OF OPINION OF COUNSEL
                 IN CONNECTION WITH AMENDMENTS AND SUPPLEMENTS


                          Provisions to be Included in
                          ----------------------------
                     Opinion of Counsel Delivered Pursuant
                     -------------------------------------
                              to Section 13.02(d)
                              -------------------


          (a) The Amendment to the [Pooling and Servicing Agreement] [Supplement], attached hereto as Schedule 1 (the "Amendment"), has been duly authorized, executed and delivered by the Depositor and constitutes the legal, valid and binding agreement of the Depositor, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganizations, moratorium or similar laws affecting creditors' rights generally from time to time in effect. The enforceability of the Depositor's obligations is also subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and the availability of equitable remedies.

          (b) The Amendment has been entered into in accordance with the terms and provisions of Section 13.01 of the Pooling and Servicing Agreement.

                                     G-1-1

                                  EXHIBIT G-2
                       TO POOLING AND SERVICING AGREEMENT

                           FORM OF OPINION OF COUNSEL
                 IN CONNECTION WITH AMENDMENTS AND SUPPLEMENTS


                          Provisions to be Included in
                          ----------------------------
                     Opinion of Counsel Delivered Pursuant
                     -------------------------------------
                             to Section 2.05(d)(ix)
                             ----------------------


          (a) The Assignment has been duly authorized, executed and delivered by the Depositor, and constitutes the valid and legally binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms.

          (b) Based on the opinion of general counsel to BCI and BCRC/2/, without any independent investigation, the Transferred Property constitutes "chattel paper" as defined under Section 9-105(1)(b) of the UCC.

          (c) If the transfer of the Transferred Property from BCI to BCRC is not treated as a true sale, the conveyance language in Section 2.01 of the Receivables Purchase Agreement is sufficient to create a valid security interest in favor of BCRC in the Transferred Property. The UCC-1 financing statements attached hereto as Schedule C are sufficient to perfect the security interest in Transferred Property created under the Receivables Purchase Agreement. The proper offices for the filing of such financing statements are the office of the Secretary of State of the State of Vermont and the office of the City Clerk of the City of Burlington. Other than the filing of the financing statements attached hereto as Exhibit C in such offices, and the filing of continuation statements, no filing or other action is necessary to perfect the security interest of BCRC in the Transferred Property against third parties under the UCC.

          (d) If the transfer of the Transferred Property from BCRC to the Trust is not treated as a true sale, the conveyance language in Section 2.01 of the Pooling and Servicing Agreement is sufficient to create a valid security interest in favor of the trustee in the Transferred Property. The UCC-1 financing statements attached hereto as Exhibit D are sufficient to perfect the security interest Transferred Property created under the Pooling and Servicing Agreement. The proper offices for the filing of such financing statements are the office of the Secretary of State of the State of Vermont and the office of the City Clerk of the City of Burlington. Other than the filing of the financing statements attached hereto as

---------------
/2/ This opinion of general counsel must be attached to this opinion and must be the same, in form of substance, as the opinion of general counsel that was delivered at the closing.

                                     G-2-1
schedule D in such offices, and the filing of continuation statements, no filing or other action is necessary to perfect the security interest of the Trustee in the Transferred Property against third parties under the UCC.


                                     G-2-2

                                  EXHIBIT H-1
                       TO POOLING AND SERVICING AGREEMENT

            FORM OF REASSIGNMENT OF RECEIVABLES IN REMOVED ACCOUNTS
                     (As required by Section 2.07(c) of the
               Pooling and Servicing Agreement referred to below)


                    REASSIGNMENT NO. _______ OF RECEIVABLES,
                       dated as of _______________, ____
                     by and between BANKERS TRUST COMPANY,
                         as trustee (the "Trustee") and
                   BOMBARDIER CREDIT RECEIVABLES CORPORATION,
                        as depositor (the "Depositor"),
                pursuant to the Pooling and Servicing Agreement
                               referred to below.


                                   WITNESSETH

          WHEREAS the Depositor and the Trustee are parties to the Pooling and Servicing Agreement dated as of January 1, 1994 (as amended or supplemented, the "Agreement");

          WHEREAS, pursuant to Section 2.07 of the Agreement, the Depositor wishes to remove all Receivables from certain Accounts and the Collateral Security in respect thereof (the "Removed Accounts") and to cause the Trustee, on behalf of the Trust, to reconvey the Receivables of such Removed Accounts and such Collateral Security, whether now existing or hereafter created, and all amounts currently held by the Trustee or thereafter received by the Trust in respect of such Removed Accounts, from the Trustee to the Depositor (as each such term is defined in the Agreement); and

          WHEREAS the Trustee, on behalf of the Trust, is willing to accept such removal and to reconvey the Receivables in the Removed Accounts, such Collateral Security and any related amounts held or received by the Trust subject to the terms and conditions hereof.

          NOW, THEREFORE, the Depositor and the Trustee, on behalf of the Trust, hereby agree as follows:

          1.  Defined Terms.  All terms defined in the Agreement and used herein
              -------------
shall have such defined meanings when used herein, unless otherwise defined herein.

          2.  Notice of Removed Accounts.  (a)  Not less than five Business Days
              --------------------------
prior to the Removal Date, the Depositor shall furnish to the Trustee, any Enhancement Providers

                                     H-1-1
and the Rating Agencies a written notice specifying the date on which removal of the Receivables of one or more Accounts will occur, such date being a Removal Date.

          (b) On or before the fifth business day after the Removal Date, the Depositor shall furnish to the Trustee a computer file, microfiche list or other list of the Removed Accounts that were removed on the Removal Date, specifying for each Removed Account (i) its number, (ii) as of the date of the Removal Notice, the aggregate amount outstanding in such Removed Account and (iii) as of the Removal Date, the aggregate amount of Principal Receivables therein and represent that such computer file, microfiche list or other list of the Removed Accounts is true and complete in all material respects. Such file or list shall be marked as Schedule 1 to this Reassignment and shall be incorporated into and made a part of this Reassignment as of the Removal Date and shall amend Schedule 1 to the Agreement.

          3.    Conveyance of Receivables and Accounts.  (a)  The Trustee does
                --------------------------------------
hereby, on behalf of the Trust, transfer, assign, set over and otherwise convey to the Depositor, without recourse, representation or warranty on and after the Removal Date, all right, title and interest of the Trust in, to and under all Receivables now existing at the close of business on the Removal Date and thereafter created from time to time until the termination of the Trust in Removed Accounts designated hereby, all Collateral Security in respect thereof, all monies due or to become due and all amounts received with respect thereto (including all Non-Principal Receivables) and all proceeds thereof (as defined in Section 9-306 of the UCC as in effect in the State of Vermont) and Recoveries relating thereto.

          (b) If requested by the Depositor, in connection with such transfer, the Trustee agrees to execute and deliver to the Depositor on or prior to the date of this Reassignment, a termination statement with respect to the Receivables existing at the close of business on the Removal Date and thereafter created from time to time and Collateral Security in respect thereof in the Removed Accounts reassigned hereby (which may be a single termination statement with respect to all such Receivables and Collateral Security) evidencing the release by the Trust of its lien on the Receivables in the Removed Accounts and the Collateral Security with respect thereto, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such lien.

          4.    Acceptance by Trustee.  The Trustee hereby acknowledges that,
                ---------------------
prior to or simultaneously with the execution and delivery of this Reassignment, the Depositor delivered to the Trustee the computer file or such microfiche or written list described in Section 2(b) of this Reassignment.

          5.    Representations and Warranties of the Depositor.  The Depositor
                -----------------------------------------------
hereby represents and warrants to the Trustee as of the date of this Reassignment and as of the Removal Date:

          (a)   Legal Valid and Binding Obligation.  This Reassignment
                ----------------------------------
     constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws

                                     H-1-2
     now or hereafter in effect affecting the enforcement of creditors' rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and the availability of equitable remedies;

          (b)   No Early Amortization Event.  The removal of the Accounts hereby
                ---------------------------
     removed shall not, in the reasonable belief of the Depositor, cause an Early Amortization Event to occur or cause the Pool Balance to be less than the Required Pool Balance;

          (c)   Selection Procedures.  No selection procedures reasonably
                --------------------
     believed by the Depositor to be adverse to the interests of the Beneficiaries were utilized in selecting the Accounts to be removed;

          (d)   True and Complete List. The list of Removed Accounts described
                ----------------------
     in Section 2(b) of this Assignment is, as of the Removal Date, true and complete in all material respects; and

          6.    Condition Precedent.  In addition to the conditions precedent
                -------------------
set forth in Section 2.07 of the Agreement, the obligation of the Trustee to execute and deliver this Reassignment is subject to the Depositor having delivered on or prior to the Removal Date to the Trustee and any Enhancement Providers an Officers' Certificate certifying that (i) as of the Removal Date, all requirements set forth in Section 2.07 of the Agreement for removing such Accounts and reconveying the Receivables of such Removed Accounts and the Collateral Security with respect thereto, whether existing at the close of business on the Removal Date or thereafter created from time to time until the termination of the Trust, have been satisfied, and (ii) each of the representations and warranties made by the Depositor in Section 5 hereof is true and correct as of the date of this Reassignment and as of the Removal Date. The Trustee may conclusively rely on such Officers' Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

          7.    Ratification of Agreement.  As supplemented by this
                -------------------------
Reassignment, the Agreement is in all respects ratified and confirmed and the Receivables Purchase Agreement as so supplemented by this Reassignment shall be read, taken and construed as one and the same instrument.

          8.    Counterparts.  This Reassignment may be executed in two or more
                ------------
counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          9.    GOVERNING LAW.  THIS REASSIGNMENT SHALL BE CONSTRUED IN
                -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                     H-1-3

          IN WITNESS WHEREOF, the undersigned have caused this Reassignment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                         BOMBARDIER RECEIVABLES MASTER TRUST I

                         By:  BANKERS TRUST COMPANY, Trustee


                              By:
                                 __________________________
                                Name:
                                       ____________________
                                Title:
                                       ____________________

                              BOMBARDIER CREDIT RECEIVABLES CORPORATION,
                              Depositor


                              By:
                                 __________________________
                                Name:
                                       ____________________
                                Title:
                                       ____________________


                              By:
                                 __________________________
                                Name:
                                       ____________________
                                Title:
                                       ____________________


                                     H-1-4

                                  EXHIBIT H-2
                       TO POOLING AND SERVICING AGREEMENT

           FORM OF REASSIGNMENT OF RECEIVABLES IN INELIGIBLE ACCOUNTS
                     (As required by Section 2.08(c) of the
               Pooling and Servicing Agreement referred to below)


                    REASSIGNMENT NO. _______ OF RECEIVABLES,
                       dated as of _______________, ____
                     by and between BANKERS TRUST COMPANY,
                         as trustee (the "Trustee") and
                   BOMBARDIER CREDIT RECEIVABLES CORPORATION,
                        as depositor (the "Depositor"),
                pursuant to the Pooling and Servicing Agreement
                               referred to below.


                                   WITNESSETH

          WHEREAS the Depositor and the Trustee are parties to the Pooling and Servicing Agreement dated as of January 1, 1994 (as amended or supplemented, the "Agreement");

          WHEREAS, pursuant to Section 2.08 of the Agreement, the Depositor is required to remove all Receivables from Ineligible Accounts and the Collateral Security in respect thereof and to cause the Trustee, on behalf of the Trust, to reconvey the Receivables of such Ineligible Accounts and such Collateral Security, whether now existing or hereafter created, and all amounts currently held by the Trustee or thereafter received by the Trust in respect of such Ineligible Accounts, from the Trustee to the Depositor (as each such term is defined in the Agreement); and

          WHEREAS the Trustee is willing, on behalf of the Trust, to accept such removal and to reconvey the Receivables in the Ineligible Accounts, such Collateral Security and any related amounts held or received by the Trust subject to the terms and conditions hereof.

          NOW, THEREFORE, the Depositor and the Trustee, on behalf of the Trust, hereby agree as follows:

          1.    Defined Terms. All terms defined in the Agreement and used
                -------------
herein shall have such defined meanings when used herein, unless otherwise defined herein.

          2.    Notice of Ineligible Accounts.  (a)  Not less than two (2)
                -----------------------------
Business Days prior to the Removal Commencement Date, the Depositor shall furnish to the Trustee, any Enhancement Providers and the Rating Agencies a written notice specifying the date on

                                     H-2-1
which removal of the Receivables of one or more Accounts will commence, such date being a Removal Commencement Date.

          (b) On or before the fifth business day after the Removal Commencement Date, the Depositor shall furnish to the Trustee a computer file, microfiche list or other list of the Ineligible Accounts the removal of which commenced on the Removal Commencement Date, specifying for each Ineligible Account as of the date immediately preceding the Removal Commencement Date its number, the aggregate amount outstanding in such Ineligible Account and the aggregate amount of Principal Receivables therein and represent that such computer file, microfiche list or other list of the Ineligible Accounts is true and complete in all material respects. Such file or list shall be marked as
Schedule 1 to this Reassignment and shall be incorporated into and made a part of this Reassignment as of the Removal Commencement Date and shall amend
Schedule 1 to the Agreement.

          3.    Conveyance of Receivables and Accounts.  (a)  The Trustee does
                --------------------------------------
hereby, on behalf of the Trust, transfer, assign, set over and otherwise convey to the Depositor, without recourse, representation or warranty on and after the Removal Commencement Date, all right, title and interest of the Trust in, to and under (x) all Receivables created from time to time on and after the Removal Commencement Date until the Removal Termination Date in the Ineligible Accounts designated hereby and all monies due or to become due and all amounts received with respect thereto (including all Non-Principal Receivables) and all proceeds thereof (as defined in Section 9-306 of the UCC as in effect in the State of Vermont) and Recoveries relating thereto and (y) on the Removal Termination Date, all Collateral Security in connection with such Ineligible Accounts and all proceeds thereof (as defined in Section 9-306 of the UCC as in effect in the State of Vermont and Recoveries) relating thereto.

          (b) If requested by the Depositor, in connection with such transfer, the Trustee agrees to execute and deliver to the Depositor on or prior to the date of this Reassignment, a termination statement with respect to the Receivables created from time to time on and after the Removal Commencement Date in the Ineligible Accounts reassigned hereby (which may be a single termination statement with respect to all such Receivables and Collateral Security) evidencing the release by the Trust of its lien on such Receivables in the Ineligible Accounts, and meeting the requirements of applicable state law, in such manner and such jurisdictions as are necessary to remove such lien.

          4.    Acceptance by Trustee.  The Trustee hereby acknowledges that,
                ---------------------
prior to or simultaneously with the execution and delivery of this Reassignment, the Depositor delivered to the Trustee the computer file or such microfiche or written list described in Section 2(b) of this Reassignment.

          5.    Representations and Warranties of the Depositor.  The Depositor
                -----------------------------------------------
hereby represents and warrants to the Trustee as of the date of this Reassignment and as of the Removal Commencement Date, this Reassignment constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency,


                                     H-2-2
reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity) and the availability of equitable remedies.

          6.    Condition Precedent.  In addition to the conditions precedent
                -------------------
set forth in Section 2.08 of the Agreement, the obligation of the Trustee to execute and deliver this Reassignment is subject to the Depositor having delivered on or prior to the Removal Commencement Date to the Trustee and any Enhancement Providers an Officers' Certificate certifying that (i) as of the Removal Commencement Date, all requirements set forth in Section 2.08 of the Agreement for removing such Ineligible Accounts and reconveying the Receivables of such Ineligible Accounts and the Collateral Security, whether existing at the close of business on the Removal Commencement Date or thereafter created from time to time until the Removal Termination Date, have been satisfied, and (ii) each of the representations and warranties made by the Depositor in Section 5 hereof is true and correct as of the date of this Reassignment and as of the Removal Commencement Date. The Trustee may conclusively rely on such Officers' Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

          7.    Ratification of Agreement. As supplemented by this Reassignment,
                -------------------------
the Agreement is in all respects ratified and confirmed and the Receivables Purchase Agreement as so supplemented by this Reassignment shall be read, taken and construed as one and the same instrument.

          8.    Counterparts.  This Reassignment may be executed in two or more
                ------------
counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          9.    GOVERNING LAW. THIS REASSIGNMENT SHALL BE CONSTRUED IN
                -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                                     H-2-3

          IN WITNESS WHEREOF, the undersigned have caused this Reassignment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                         BOMBARDIER RECEIVABLES MASTER TRUST I

                         By:  BANKERS TRUST COMPANY, Trustee


                              By:
                                 __________________________
                                Name:
                                       ____________________
                                Title:
                                       ____________________

                              BOMBARDIER CREDIT RECEIVABLES CORPORATION,
                              Depositor


                              By:
                                 __________________________

                                Name:
                                       ____________________
                                Title:
                                       ____________________


                              By:
                                  _________________________
                                Name:
                                       ____________________
                                Title:
                                       ____________________

                                     H-2-4

                                   EXHIBIT I
                       TO POOLING AND SERVICING AGREEMENT



                     FORM OF RECEIVABLES PURCHASE AGREEMENT

                                   EXHIBIT J
                       TO POOLING AND SERVICING AGREEMENT

                               FORM OF REPORT OF
                     INDEPENDENT ACCOUNTANTS ON COMPLIANCE

Board of Directors
Bombardier Capital Inc.,
 as Servicer
7 Burlington Square
Burlington, Vermont  05401

and

Bankers Trust Company,
 as Trustee
Four Albany Street
New York, New York  10006
Attention:  Corporate Trust
 & Agency Group, Structured
 Finance Team

                     Bombardier Receivables Master Trust I
                     -------------------------------------

          We have examined matters relating to compliance by Bombardier Capital Inc. with the covenants and conditions of Section 3.01(d), Section 3.02, Section 3.04, Section 3.05, Section 3.09, Section 4.02, Section 4.03, Section 4.04,
Section 10.01(a), Section 10.01(b) and Section 10.01(c) of the Pooling and Servicing Agreement dated as of January 1, 1994 (as amended, modified or supplemented from time to time, the "Agreement") among Bombardier Credit
                                     ---------
Receivables Corporation, as the Depositor, Bombardier Capital Inc., as the Servicer, and Bankers Trust Company, as the Trustee, as of January 31, 199__ and for the period _______________ through January 31, 199__. Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included such procedures as we considered necessary in the circumstances.

          In our opinion, Bombardier Capital Inc. was in compliance with the covenants and conditions of the Sections of the Agreement referred to above at January 31, 199__ and for the period from _______________ through January 31, 199__.

          This report is intended solely for your information and is not to be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement or in the Exhibits attached thereto or in any Supplement thereto.

                                    Very truly yours,

                                                                      SCHEDULE 1



                                List of Accounts

                                                                      SCHEDULE 2



                         Collection Account Information


Account Number: 11501

Account Designation: Bombardier Receivable Master Trust I

Name of Institution: Bankers Trust Company




                                      2-1